UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☑ Definitive Proxy Statement
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RenaissanceRe Holdings Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2026
Notice of Annual General Meeting
of Shareholders and
Proxy Statement
RenaissanceRe Holdings Ltd.

RenaissanceRe

OUR PURPOSE

is to protect communities and enable prosperity.

OUR VISION

is to be the best underwriter.

OUR MISSION

is to match desirable risk with efficient capital.

Table of Contents

Letter To Our Shareholders
Notice of Annual General Meeting of Shareholders
1	Proxy Summary
2	Strategic, Operational and Financial Highlights
4	Director Nominees and Continuing Directors
5	Board Snapshot
6	Corporate Governance Highlights
7	Executive Compensation Highlights
8	Sustainability Highlights
10	Corporate Governance
10	Proposal 1: Election of Four Class I Director Nominees Named in this Proxy Statement
10	Election of Directors
18	Board Composition and Effectiveness
22	The Board’s Role and Key Responsibilities
25	Board Structure and Processes
33	Director Compensation
35	Executive Officers
37	Executive Compensation
37	Proposal 2: Advisory Vote on the Compensation of Our Named Executive Officers
38	Compensation Discussion and Analysis
57	Compensation Committee Report
58	Executive Compensation Tables
69	Pay Ratio Disclosure
70	Pay Versus Performance
74	Equity Compensation Plan Information
75	2026 Long-Term Incentive Plan
75	Proposal 3: Approval of the RenaissanceRe Holdings Ltd. 2026 Long-Term Incentive Plan
84	Audit Matters
84	Proposal 4: Approval of the Appointment of Independent Registered Public Accounting Firm and Referral of the Determination of the Auditor’s Remuneration to the Board
85	Audit Fees
85	Pre-Approval Policies and Procedures
86	Audit Committee Report
87	Security Ownership
87	Security Ownership of Certain Beneficial Owners
88	Security Ownership of Management
89	General Information
89	About the Proxy Materials and the Annual Meeting
93	Additional Information
94	Cautionary Statement Regarding Forward-Looking Statements
A-1	Appendix A: Reconciliation of Non-GAAP Financial Measures
B-1	Appendix B: RenaissanceRe Holdings Ltd. 2026 Long-Term Incentive Plan

$2.6 billion Net Income Available to Common Shareholders	25.9% Return on Average Common Equity	$1.6 billion Common Shares Repurchased
Letter To Our Shareholders
Dear Fellow Shareholders,
2025 was an exemplary year for RenaissanceRe in which we demonstrated the efficacy of our strategy and the persistence of our earnings profile. The Company delivered excellent financial and strategic performance, marking three years of industry‑leading results that reflect the strength of our larger and more diversified platform, the discipline of our underwriting culture, and the depth of our talent.
The Board provided steady oversight throughout 2025, guiding strategic execution and risk governance, and maintaining strong alignment between compensation and performance. Looking forward, we believe our underwriting expertise, robust capital position, and strong contributions from our Three Drivers of Profit position us well to continue generating long‑term value for shareholders.
Financial Strength and Capital Management
RenaissanceRe delivered a 26% return on average common equity and an 18% operating return on average common equity in 2025
– strong results on their own, but even more notable given the impact of the California Wildfires in the first quarter and several
Specialty events through the year.1 The California Wildfires were among the largest insured natural disasters in history, and
RenaissanceRe was proud to support our customers by paying claims that helped communities rebuild, while continuing to generate attractive returns for shareholders.
All Three Drivers of Profit – Underwriting, Fee and Investment Income – contributed to our strong results for the year:
•Underwriting: We generated $1.3 billion in underwriting income and an 87% combined ratio, inclusive of a $1.1 billion net negative impact on underwriting results from the California Wildfires. This year we saw increased competition in the reinsurance market, but demonstrated underwriting agility, deploying our underwriting expertise to select the most attractive risks, and our broad client relationships to achieve preferential signings. As a result, we believe we wrote an attractive portfolio with a high degree of rate adequacy which should drive healthy returns for shareholders.
•Fees: Our Capital Partners business delivered another excellent year, with fees of $328.9 million and continued strong engagement from our third-party investors. Management and performance fees remained robust given stable premiums and favorable underwriting results.
•Investments: Our investment portfolio has expanded to $36.1 billion, mirroring growth in our underwriting portfolio and longer-tail reserves. In 2025, the investment portfolio contributed $1.7 billion in investment income, and has become an increasingly significant contributor to our financial results, providing earnings stability which we build upon with income from our core underwriting business.
We are in an excellent capital and liquidity position and shared our strong returns with shareholders, repurchasing $1.6 billion of common shares in 2025. This was nearly equivalent to operating income for the year, at valuations that resulted in limited dilution.1
These repurchases reflect our confidence in RenaissanceRe’s long‑term earnings power and our consistent focus on being good stewards of our shareholders’ capital. The combination of strong financial returns and diligent capital management resulted in the growth of book value per common share plus change in accumulated dividends of 27% and tangible book value per common share plus change in accumulated dividends of 31%.1
Attracting, Retaining and Developing our People
RenaissanceRe recently surpassed an important milestone, growing to more than 1,000 employees worldwide. Our culture is grounded in high performance, empowerment, and collaboration, and we continue to attract exceptional talent while maintaining strong retention among our long‑tenured employees.
1Operating return on average common equity, operating income available to common shareholders, and growth in tangible book value per common share plus change in accumulated dividends are non-GAAP financial measures. A reconciliation of non-GAAP financial measures is included in ‘‘Appendix A.’’

27.0% Change in Book Value per Common Share plus Change in Accumulated Dividends	$11.7 billion Gross Premiums Written	Strong Performance Across Three Drivers of Profit
Today, about one quarter of our workforce has been with RenaissanceRe for more than 10 years, and another quarter has joined us within the last two years. This combination of deep institutional knowledge and fresh perspectives strengthens our ability to innovate while preserving the culture that has been central to our success. We focus on cultivating and retaining talent at every level by:
•Investing in leadership and skills development: We expanded our leadership, management, and technical training, including enhanced programs for underwriting analysts and external leadership development opportunities for senior leaders. These programs strengthen our talent pipeline and help ensure employees have the capabilities needed to support our long‑term strategy.
•Maintaining robust succession plans: The Board actively oversees leadership succession planning, working with management to ensure continuity in key roles and to help maintain a deep bench of future leaders across the organization.
•Aligning compensation with performance and retention: Our compensation program is designed to reward superior performance, foster an ownership mindset, and strengthen alignment between employee and shareholder interests. This year’s above‑target annual bonus reflects strong Company performance in 2025. In addition, we are seeking shareholder approval of the
2026 Long‑Term Incentive Plan so that we may continue to reward our employees through equity compensation, which we believe reinforces long‑term value creation and leadership retention.
Our Board
Our directors bring deep expertise in risk, finance, investments, and executive leadership, enabling thoughtful oversight of
RenaissanceRe’s strategy and governance. The Board has a long history of refreshing its composition to reflect the evolving needs of the Company, adding directors with new skill sets and perspectives that strengthen its ability to guide management and support
RenaissanceRe’s long‑term success. This year, we are pleased to nominate Stephen C. Hooley to stand for election at the upcoming
Annual General Meeting. Stephen brings meaningful experience as a public company executive, with expertise in technology and financial services industries, and we look forward to the insight that he will provide as RenaissanceRe executes its strategy at our larger scale.
We would also like to thank David C. Bushnell who will retire from the Board at the end of his term. Over his 18 years as a director,
David served on all three Board committees: Investment and Risk Management Committee, Audit Committee, and Corporate
Governance and Human Capital Management Committee. His insight and judgment in finance, capital markets, risk management, operations, and investments have made a lasting impact on the Company.
Finally, James L. Gibbons will be stepping down as Non-Executive Chair at the Annual General Meeting and Henry Klehm III will move into this position. James will remain on the Board as a director, and a member of the Audit Committee. Henry has significant experience as a member of the RenaissanceRe Board and most recently has served as Chair of the Corporate Governance and
Human Capital Management Committee. He brings deep experience in risk, compliance, regulation and corporate governance and we look forward to his contributions as Non-Executive Chair.
In Conclusion
Our success over the last three years has been driven by the strength of our strategy, the resilience of our diversified earnings model, and the dedication of our people. We enter 2026 with a strong balance sheet, a larger and more capable platform, and a motivated team focused on delivering long‑term value for our shareholders.
Thank you for your partnership and the trust you place in RenaissanceRe.
March 18, 2026
Sincerely,

/s/ James L. Gibbons	/s/ Kevin J. O’Donnell

James L. Gibbons Non-Executive Chair of the Board of Directors	Kevin J. O’Donnell President and Chief Executive Officer
Notice of Annual General
Meeting of Shareholders

Date and Time Tuesday, May 5, 2026 8:30 a.m. Atlantic Time

Location Renaissance House 12 Crow Lane Pembroke HM 19 Bermuda

Who Can Vote Owners of our common shares as of March 5, 2026 are entitled to vote on all matters

How to Vote

Telephone In the United States or Canada you can vote your shares by calling 1-800-690-6903

Online You can vote your shares online at www.proxyvote.com You will need the 16-digit control number on the Notice of Internet Availability or proxy card

Mail You can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the postage- paid envelope provided

QR Code You can vote your shares online with your tablet or smartphone by scanning the QR code

Voting Items		Board Vote Recommendation	For Further Details

1.	Election of four Class I director nominees named in this proxy statement	“FOR” each director nominee	Page 10
2.	Advisory vote on the compensation of our named executive officers	“FOR”	Page 37
3.	Approval of the RenaissanceRe Holdings Ltd. 2026 Long-Term Incentive Plan	“FOR”	Page 75
4.	Approval of the appointment of PricewaterhouseCoopers Ltd. as our independent registered public accounting firm for the 2026 fiscal year and the referral of the auditor’s remuneration to the Board	“FOR”	Page 84
Shareholders will also act on other business that properly comes before the meeting.
Please Vote Your Shares
We encourage shareholders to vote promptly, as this will save the expense of additional proxy solicitation.
By Order of the Board of Directors,
/s/ Shannon Lowry Bender
Shannon Lowry Bender
Corporate Secretary

Important Notice of Internet Availability of Proxy Materials
This Notice of Annual General Meeting of Shareholders and related proxy materials are being distributed or made available to shareholders beginning on or about March 18, 2026. This proxy statement includes instructions on how to access these materials (including our proxy statement and 2025 annual report to shareholders) online.

RenaissanceRe 2026 Proxy Statement | 1
Proxy Summary
The board of directors (the “Board”) of RenaissanceRe Holdings Ltd. (“RenaissanceRe,” the “Company,” “we,” “us,” or “our”) is
making this proxy statement and proxy available to you in connection with the solicitation of proxies for our 2026 Annual
General Meeting of Shareholders (the “Annual Meeting”).
This proxy summary highlights information contained elsewhere in this proxy statement. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

PROPOSAL 1

Election of Four Class I Director Nominees Named in this Proxy Statement

The Board recommends a vote FOR each director nominee named in this proxy statement	▶See page 10

PROPOSAL 2

Advisory Vote on the Compensation of Our Named Executive Officers

The Board recommends a vote FOR this proposal	▶See page 37

PROPOSAL 3

Approval of the RenaissanceRe Holdings Ltd. 2026 Long-Term Incentive Plan

The Board recommends a vote FOR this proposal	▶See page 75

PROPOSAL 4

Approval of the Appointment of PricewaterhouseCoopers Ltd. as Our Independent Registered Public Accounting Firm for the 2026 Fiscal Year and the Referral of the Auditor’s Remuneration to the Board

The Audit Committee and the Board recommend a vote FOR this proposal	▶See page 84

2 | RenaissanceRe 2026 Proxy Statement
Strategic, Operational and Financial Highlights
RenaissanceRe is a global provider of reinsurance and insurance. We provide property, casualty and specialty reinsurance, and certain insurance solutions to customers, principally through intermediaries. Established in 1993, we have offices in
Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the U.K., and the U.S.
In 2025, we delivered strong strategic, operational and financial performance, and we believe that we have positioned ourselves to produce superior returns for our shareholders over the long term.
Some of our strategic, operational and financial highlights for 2025 included:

STRONG STRATEGIC AND OPERATIONAL PERFORMANCE

Strong Strategic Plan Performance	Underwriting Accomplishments	Capital Management Accomplishments	Strong Operational Performance

•Consistent commitment to our strategy as a global reinsurer •Strong performance across Three Drivers of Profit •Demonstrated resiliency of results from diversified earnings streams	•Combined ratio of 87.2% •Proactive cycle management •Absorbed losses while providing efficient capacity to customers •Delivered our value proposition composed of leadership, expertise and partnership	•Prudent capital management in volatile environment •Enhanced share repurchase program •Successful refinancing/issuance of senior notes for RenaissanceRe and its joint ventures •Increased dividend	•Realized benefits of scale and diversification •Continued to enhance operations and infrastructure to better operate at scale •Effective succession planning and talent management

2025 FINANCIAL PERFORMANCE

•Net Income Available to Common Shareholders of $2.6 billion •Operating Income available to Common Shareholders of $1.9 billion(1)	•Return on Average Common Equity of 25.9% •Operating Return on Average of Common Equity of 18.2%(1) •Gross Premiums Written of $11.7 billion	•Underwriting Income of $1.3 billion •Fee Income of $328.9 million •Net Investment Income of $1.7 billion	•Change in Book Value per Common Share plus Change in Accumulated Dividends of 27.0% •Change in Tangible Book Value Per Common Share plus Change in Accumulated Dividends of 30.8%(1)

(1)Operating income available to common shareholders, operating return on average common equity, and change in tangible book value per common share plus change in accumulated dividends are non-GAAP financial measures. A reconciliation of non-GAAP financial measures is included in “Appendix A.”

RenaissanceRe 2026 Proxy Statement | 3
Our 2025 results demonstrate our strong performance through challenging market conditions. Since Mr. O’Donnell was named our Chief Executive Officer in 2013, we have performed well across our key financial metrics. He has led the
Company to become a diversified reinsurer with an innovative and flexible operating platform. From 2016 to 2025, our total shareholder return grew at a compound annual growth rate (“CAGR”) of 10.5%, and our book value per common share plus accumulated dividends reached $276.68 in 2025.

Operating Return on Average Common Equity
40%
35%
30%
25%
20%
15%
10%
5%
—%
(5)%
(10)%
(15)%
Book Value per Common Share Plus Accumulated Dividends
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$—
8%
(8)%
9%
8%
—%
1%
6%
29%
24%
18%
$125.17
$117.72
$123.45
$141.21
$160.54
$155.69
$129.65
$191.72
$223.85
$276.68
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Book Value per Common Share Plus Accumulated Dividends
Operating Return on Average Common Equity

Total Shareholder Return CAGR: 10.5%(1)
(1)Total shareholder return is dividend adjusted and measured from January 4, 2016 through December 31, 2025.
Source: S&P Capital IQ database.

4 | RenaissanceRe 2026 Proxy Statement
Director Nominees and Continuing Directors

			Committee Membership**
Name and Primary Occupation	Age	Director Since	AC	CG& HCMC	IRMC	SC

Class I Term Will Expire in 2029
James L. Gibbons Chairman, Harbour International Trust Company Limited	62	2008
Shyam Gidumal Former President and Chief Operating Officer, WeWork Inc.	66	2022
Stephen C. Hooley* Former Chief Executive Officer, DST Systems, Inc.	62	Nominee
Torsten Jeworrek Former Member of the Board of Management Munich Reinsurance AG	64	2023
Class II Term Will Expire in 2027
Duncan P. Hennes Co-Founder and Managing Member, Atrevida Partners, LLC	69	2017
Kevin J. O’Donnell President and Chief Executive Officer, RenaissanceRe Holdings Ltd.	59	2013
Loretta J. Mester Former President and Chief Executive Officer of the Federal Reserve Bank of Cleveland	67	2024
Class III Term Will Expire in 2028
Henry Klehm III Of Counsel, Jones Day	67	2006
Valerie Rahmani Former Chief Executive Officer, Damballa, Inc.	68	2017
Carol P. Sanders Former Chief Financial Officer, Sentry Insurance a Mutual Company	59	2016
Cynthia Trudell Former Chief Human Resources Officer, PepsiCo, Inc.	72	2019
Director Nominees
Continuing Directors

	Independent	AC	Audit Committee
	Chair	CG & HCMC	Corporate Governance and Human Capital Management Committee
	Member	IRMC	Investment and Risk Management Committee
*	Pending Election	SC	Standing Committee
**Following the Annual Meeting, Mr. Gibbons will step down as Non-Executive Chair of the Board and Mr. Klehm will be appointed as Non-
Executive Chair of the Board; Dr. Rahmani and Ms. Sanders will step down from the Audit Committee, Mr. Gibbons and Mr. Hooley (if elected) will be appointed to the Audit Committee, Mr. Gidumal will be appointed Chair of the Audit Committee, and the Audit Committee will consist of Mr. Gidumal (Chair), Mr. Gibbons and Mr. Hooley; Mr. Klehm will step down from the Corporate Governance and Human Capital
Management Committee (the “Governance and Human Capital Committee”), Dr. Rahmani and Ms. Sanders will be appointed to the
Governance and Human Capital Committee, Ms. Sanders will be appointed Chair of the Governance and Human Capital Committee, and the
Governance and Human Capital Committee will consist of Ms. Sanders (Chair), Dr. Rahmani and Ms. Trudell.

RenaissanceRe 2026 Proxy Statement | 5
Board Snapshot
Independence
91%
Independent

1
Not Independent

10
Independent
Board Refreshment
8 Years
Average Tenure
Diversity
45%
Diverse

4
Gender Diverse

1
Racially / Ethnically Diverse
Age
65
Average
Key Skills and Experience

Actuarial
Corporate Governance
Data Analytics / Digital
Executive Management
Financial & Audit
International
Investments / Asset Management
Macroeconomic Policy
Public Company Executive
(Re)insurance Operations
Risk / Compliance / Regulation
Strategic Transactions
Sustainability
Talent / Human Capital
Technology / Cybersecurity
Underwriting
4  0 to 5 Years
2  < 60
4  6 to 10 Years
3 61 to 65
3  > 10 Years
6  > 65
4
New Directors in the
Last 4 Years
* Board Snapshot statistics assume the retirement of Mr. Bushnell and election of Mr. Hooley.

6 | RenaissanceRe 2026 Proxy Statement
Corporate Governance Highlights
Our Board is comprised almost entirely of independent directors with a wide range of professional experience and has consistently implemented corporate governance best practices to ensure that we serve the long-term interests of our shareholders.

Board Independence and Composition

•Independent Chair
•Fully independent principal committees
•Executive sessions of solely independent directors
•Rigorous director evaluation and selection criteria to enhance Board effectiveness and refreshment
•We are nominating Stephen C. Hooley to our Board, and he brings strong experience as a public company executive and as a public company board member, as well as skills and expertise in technology and financial services, to our Board
•Refreshment of directors, committee membership and select chair rotations in 2023, 2024 and 2025
•Mr. Hooley will be the fourth new director that we will have added to the Board in the past four years
•Consideration of Board candidates with diverse characteristics, backgrounds and perspectives, including skills, experience, race, gender and ethnicity

Active Oversight

•Board oversight of strategic planning and enterprise-wide risk management, including climate change and insurance risk as key financial risks
•Active shareholder engagement program, including participation of independent directors
•Robust Code of Ethics and Conduct (“Code of Ethics”) for all directors and employees
•Board and committee oversight of key sustainability, diversity, equity and inclusion, and corporate social responsibility
(“CSR”) initiatives
•Audit Committee responsible for risks related to cybersecurity
•Chief Executive Officer succession planning and management development pipeline

Shareholder Alignment

•Majority vote standard for uncontested director elections
•Meaningful share ownership guidelines for all directors and named executive officers; unearned performance shares and stock options, if any, do not count toward required equity ownership value
•Anti-hedging, anti-pledging, compensation clawback and insider trading policies
•At-risk pay as a percentage of total annual target compensation is 86% for our Chief Executive Officer and ranges from
78% to 80% for our other named executive officers
•Pay-for-performance philosophy guides executive compensation decisions
•Regular assessment of composition of peer groups
•Mix of financial performance metrics and strategic goals and objectives in our compensation plan measure financial success of our business while balancing risk and reward and driving achievement of strategic goals

RenaissanceRe 2026 Proxy Statement | 7
Executive Compensation Highlights
Our executive compensation program is designed to support our long-term strategy and risk management practices, align the interests of our shareholders and executives, and encourage operational and financial consistency over the market cycles and earnings volatility that are inherent and unique to our industry.
2025 Compensation Snapshot
A significant portion of our annual target executive compensation is at-risk and/or performance-based, with a mix of quantitative and qualitative metrics that we believe aligns the interests of our executives with our shareholders and rewards our Chief Executive Officer and other named executive officers for delivering strong performance on our strategic plan without incentivizing excessive risk taking. The Governance and Human Capital Committee evaluates and sets performance goals under our executive compensation program which are designed to be rigorous, with the goals set at the time of grant for all performance-based compensation. The link between pay and performance and the components and outcomes of our executive compensation program for 2025 are discussed in detail in the “Compensation Discussion and Analysis” section of this proxy statement.
2025 Annual Target Pay Mix*
The annual target pay mix for our Chief Executive Officer and each of our other named executive officers for 2025 was:

14%
Salary

20-22%
Salary

27%
Time Vested Restricted Shares

23-25%
Time Vested Restricted Shares
86%
At-Risk
78-80%
At-Risk

32%
Annual Incentive Bonus

27%
Performance Shares

23-25%
Performance Shares

30-33%
Annual Incentive Bonus
*Due to rounding, percentages may not total precisely.

8 | RenaissanceRe 2026 Proxy Statement
Sustainability Highlights
Sustainability is an integral part of how we seek to deliver long-term resilience for our business, our stakeholders, and the markets and communities we serve. Sustainability considerations are integrated into our corporate strategy at RenaissanceRe and are overseen by our Board. The Board recognizes the importance of investing time and resources into business practices that emphasize environmental sustainability and good corporate citizenship, and oversees internal strategies and related activities through regularly scheduled reports by management to the Board and its committees throughout the year.
Our sustainability strategy focuses on three priority areas where we apply our core business strengths to make a meaningful impact on society — promoting climate resilience, closing the protection gap, and inducing positive societal change:

For additional information on our sustainability and human capital management activities, see the “Sustainability” section of our website, as well as our Form 10-K.
Promoting Climate Resilience	Closing the Protection Gap	Inducing Positive Societal Change

Developing and sharing our skills and expertise to help the world better manage climate risk	Partnering to provide sustainable risk mitigation solutions for those who are vulnerable in society	Shaping a positive environment for our people and communities

For more than 30 years, we have applied our underwriting, risk-modeling, and analytical capabilities to improve the understanding and management of climate-related risks. We believe that the frequency and severity of natural catastrophes have increased due to human-driven climate change and support efforts to enhance resilience to natural catastrophes.
Promoting Climate Resilience

Climate Leadership
•Applied risk expertise and
research that includes 25+ years
of leadership by our dedicated
team of scientists in researching
and modeling climate-related risks
•Integration into enterprise risk
management as we continuously
leverage industry-leading climate
data and expertise and integrate it
holistically into our enterprise-wide
risk management process and
catastrophe models to support
disciplined portfolio construction
over the long term
•Active and long-standing member
of various organizations and
industry groups promoting a
systematic response to, and
industry action on, climate change
across the financial system

Investing Policy Approach
•Integrated climate-related
considerations in our investment
approach to support disciplined
risk management and long-term
portfolio resilience
•Application of exclusionary criteria
that includes elimination of direct
investments in companies with (i)
an MSCI “CCC” rating, (ii) more
than 10% of revenues from
thermal coal mining, or (iii) high
carbon intensity (as measured by
MSCI)
•Formal Responsible Investing
Policy and signatory of UN PRI
•Approximately 73% reduction in
carbon intensity of our corporate
credit and equity portfolios
between December 2020 and
December 2025

Operational Sustainability
•Commitment to efficient
operations and responsible
environmental management
through operational sustainability
initiatives to reduce our
environmental impact
•Internal team responsible for
consolidating environmental data
and advancing our operational
sustainability strategy
•Tracking and transparently
disclosing our estimated
operational carbon emissions

RenaissanceRe 2026 Proxy Statement | 9
We have a long track record of leadership in applying our risk expertise and leveraging our partnerships and research initiatives to increase the economic resiliency of vulnerable communities and to help communities and economies recover more quickly from severe events. Reinsurance plays an important role in helping communities recover after a natural disaster, and we continue to explore ways to address the protection gap in collaboration with clients, brokers and partners. We have a dedicated global team focused on public sector partnership activities to support our continued work in this space.
Closing the Protection Gap

Resiliency and Risk Mitigation Leadership
•Leveraging our partnerships, we help expand access
to risk solutions in emerging and underserved
markets, and provide open risk tools and hazard data
to governments and local insurers to increase the
economic resiliency of vulnerable communities
•Through our formal strategy and dedicated global
team for our public sector partnership activities, we
combine visible leadership and deep
technical expertise to advance the market dialogue on
risk and enable data-driven public policy
•Significant commitments to reduce the protection gap
and mitigate the impact of natural disasters
•Signatory of the UN Principles for Sustainable
Insurance

Industry Expertise at Local and Global Levels
•Contribution to global risk understanding through our
long-standing role in the Insurance Development
Forum, contributing technical expertise to support
improved understanding and management of
catastrophic and systemic risks
•We are an active participant in industry-led resilience
initiatives, collaborating with peers to advance
approaches that to drive progress towards a resilient
and sustainable future
•As a founding member of Lloyd’s Disaster Risk
Facility, we support efforts to address underinsurance,
including through engagement in parametric solutions
designed to expand protection in vulnerable regions

Sustainability supports corporate and operational resilience through responsible management of our operational footprint, investment in human capital, and promotion of strong governance and ethical conduct.
Our employees are central to our success, and we are committed to maintaining a culture that supports every one of them in their personal and professional journey. We share a passion for solving our customers’ biggest challenges through a collaborative and entrepreneurial culture that empowers employees and rewards creative thinking.
Inducing Positive Societal Change

Investing in Our People
•Employee engagement surveys are conducted to
leverage insights to improve employee satisfaction
and engagement
•Investment in our employees’ professional
development and personal growth through skills-
based training, technical development and stretch
assignments that support career progression and
succession planning
•Encouragement of open dialogue with employees and
regular “pulse” checks to measure satisfaction and
engagement to enable responses through targeted
actions

Supporting Our Communities
•Signatory of the UN Global Compact, reflecting our
commitment to responsible business practices and
societal engagement
•Through support for open data standards, transparent
modeling, and evidence-based policy, we reinforce
the role of risk transfer in enabling more resilient
communities, informed public policy,
and equitable access to coverage
•We have a long-standing dedication to employee-
enabled community engagement and impact through
our employee matching charitable giving program,
corporate grants, and designated CSR days that
enable employees to contribute time and expertise to
causes important to them
•Global CSR framework with a locally led philosophy
so that our employees can support and positively
impact the communities where they live and work

10 | RenaissanceRe 2026 Proxy Statement
Corporate Governance

PROPOSAL 1

Election of Four Class I Director Nominees Named in this Proxy Statement

The Board unanimously recommends that shareholders vote FOR the election of Mr. Gibbons, Mr. Gidumal, Mr. Hooley and Dr. Jeworrek.

Election of Directors
Our Amended and Restated Bye-laws (our “Bye-laws”) provide that the number of directors shall be determined by our Board and shall be between eight and eleven members. Currently, that number has been fixed by the Board at eleven. The Board consists of three classes, with directors of one class elected each year for terms extending to the annual general meeting of shareholders held in the third year following their election.
The terms of our Class I directors will expire at the Annual Meeting. Mr. Bushnell, who is currently a Class I director, will retire from the Board at the end of his current term. The Board, upon the recommendation of the Governance and Human Capital
Committee, has nominated Mr. Gibbons, Mr. Gidumal, Mr. Hooley and Dr. Jeworrek for election as Class I directors. If elected at the Annual Meeting, these Class I director nominees will serve until the expiration of their terms in 2029, or until their earlier resignation or removal.
Mr. Gibbons, Mr. Gidumal and Dr. Jeworrek were each last elected to the Board at our 2023 Annual General Meeting of
Shareholders.
Mr. Hooley was identified as a potential director candidate by a third-party search firm which was engaged by the Governance and Human Capital Committee to assist it in identifying and evaluating potential candidates. The Governance and Human
Capital Committee then undertook a comprehensive evaluation process described below in the section “Selection and
Nomination of Directors” and determined that he possessed a combination of qualifications and experience that will contribute to the Board’s oversight duties, and was qualified under the Board’s criteria.
We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if a nominee becomes unable or unwilling to accept a nomination or election, the Board may select a substitute nominee and the common shares represented by proxies may be voted for such nominee unless shareholders indicate otherwise.
Majority Vote Requirement
Each director nominee who receives a majority of the votes cast at the Annual Meeting will be elected as a director. However, if a nominee fails to receive a majority of the votes cast at the Annual Meeting, such nominee will tender an irrevocable resignation that will be effective upon the Board’s acceptance of such resignation, as codified in our Corporate Governance
Guidelines. Upon the submission of the resignation, the Governance and Human Capital Committee will promptly consider the resignation and make a recommendation to the Board, and the Board will consider any relevant factors in deciding whether to accept or reject the director’s resignation.

RenaissanceRe 2026 Proxy Statement | 11
Skills and Experience of Our Nominees and Continuing Directors
Each nominee has extensive business experience, education and personal skills that qualify him or her to serve as an effective
Board member. The specific experience and qualifications of the nominees are set forth below. We encourage you to read the biographies of our nominees and continuing directors, as well as the discussion of our Board’s composition.

Alignment of Director and Director Nominee Skills and Strategy
RenaissanceRe is a global provider of reinsurance and insurance. Our mission is to match desirable risk with efficient capital, and our vision is to be the best underwriter. We believe that this will allow us to produce superior returns for our shareholders over the long term, and enable our purpose to protect communities and enable prosperity. We seek to accomplish these goals by delivering a value proposition composed of leadership, expertise and partnership, through our operation as an integrated system of three competitive advantages: superior risk selection, superior customer relationships and superior capital management.
Our Governance and Human Capital Committee has determined that each of our directors and director nominees possess the appropriate skills and experiences individually to effectively oversee our business strategy on a collective basis. As detailed in each director and director nominees’ biography below, our Board collectively leverages its strength in the following areas:

Actuarial	Corporate Governance	Data Analytics / Digital	Executive Management	Financial & Audit	International	Investments / Asset Management	Macroeconomic Policy

Public Company CEO	(Re)Insurance Operations	Risk / Compliance / Regulation	Strategic Transactions	Sustainability	Talent/Human Capital	Technology / Cybersecurity	Underwriting

12 | RenaissanceRe 2026 Proxy Statement
Director Nominees
Class I Directors (whose terms, if elected, expire in 2029)

James L. Gibbons INDEPENDENT NON- EXECUTIVE CHAIR OF THE BOARD

Age: 62 Director Since: 2008 Current Committees: Standing Post-Annual Meeting Committees: Audit, Standing

Other Public Company Boards •None

Background and Qualifications
Mr. Gibbons, a Bermudian citizen, is Executive Chairman of Harbour International
Trust Company Limited and the Treasurer, a Director and member of the
Executive Committee of Edmund Gibbons Limited (“EGL”) and of EGL Limited.
Mr. Gibbons also serves as a Director and member of the Risk Committee of
Clarien Bank Limited (“Clarien”), an international financial company. He was also
Non-Executive President of Bermuda Air Conditioning Limited (“BACL”) through
March 2019 and currently serves as a Director of BACL. Mr. Gibbons served as
Chair of Capital G Bank Limited from 1999 to 2013 and as President and Chief
Executive Officer of Capital G Limited from 1999 to 2010, prior to the change of name to Clarien from Capital G in 2014.  Mr. Gibbons has substantial expertise related to executive management, and financial and audit skills, as well as the
Bermuda business and regulatory environment.

Shyam Gidumal INDEPENDENT

Age: 66 Director Since: 2022 Current Committees: Audit Post-Annual Meeting Committees: Audit (Chair)

Other Public Company Boards •FTAI Aviation Ltd.

Background and Qualifications
From February 2020 to November 2021, Mr. Gidumal served as the President and Chief Operating Officer of WeWork Inc. From March 2011 to June 2019, Mr.
Gidumal served as a Principal at Ernst & Young Global Limited, where he led the
Consumer Products and Retail segment. Over his career he has held several executive roles, including at Worldcom (Asia), Acterna, Armstrong Furniture, and
The Boston Consulting Group. Mr. Gidumal currently serves as the Chair of the
Audit Committee and a member of the Executive and Compensation Committees of the National Multiple Sclerosis Society, where he has served on the Board of
Directors since 2014. He also serves as a Director of FTAI Aviation Ltd., a public aircraft leasing and maintenance company, where he is a member of the Audit
Committee. Mr. Gidumal has over 35 years of experience in operational leadership, digital transformation, and strategy development as a senior executive, board member, private equity investor and advisor.

RenaissanceRe 2026 Proxy Statement | 13

Stephen C. Hooley INDEPENDENT

Age: 62 Director Since: N/A Post-Annual Meeting Committees: Audit

Other Public Company Boards •Q2 Holdings, Inc. (2020 to present) •Brighthouse Financial, Inc. (2020 to present)

Background and Qualifications
Mr. Hooley served as the Chairman, Chief Executive Officer and President of
DST Systems, Inc., a provider of information processing software and services, from 2014 through 2018, the President and Chief Executive Officer from 2012 through 2014, and as the President and Chief Operating Officer from 2009 through 2012. Prior to that, he served in various leadership positions at State
Street Corporation, a financial services company, from 1992 through 2009. Mr.
Hooley currently serves on the boards of directors of Q2 Holdings, Inc., a provider of digital solutions to financial companies, where he is the Lead
Independent Director, Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee, and Brighthouse
Financial, Inc., an annuity and life insurance company, where he is the Chair of the Audit Committee and a member of the Executive and Investment
Committees. Previously, Mr. Hooley served as a member of the public company boards of directors of Stericycle Inc., a provider of regulated waste management solutions, from 2019 through 2024 until its acquisition by Waste Management,
Inc., Legg Mason Inc., an investment management and asset management firm, from 2019 through 2020 until its acquisition by Franklin Resources, Inc., and DST
Systems, Inc. from 2012 through 2018. Mr. Hooley brings significant executive leadership and public company board experience, including substantial experience in the financial services industry and accounting and financial reporting, to the Board.

Torsten Jeworrek INDEPENDENT

Age: 64 Director Since: 2023 Committees: Investment and Risk Management, Standing

Other Public Company Boards •None

Background and Qualifications
From 2003 until his retirement in 2022, Dr. Jeworrek served as a Member of the
Board of Management and the CEO Reinsurance of Munich Reinsurance AG
(“Munich Re”). As CEO Reinsurance, Dr. Jeworrek was directly responsible for
Reinsurance Strategy, Data and Analytics, IT, Group Innovation, Internet of
Things, Corporate Underwriting and Geo & Climate Risks Research. Dr.
Jeworrek joined Munich Re in 1990 as an underwriter, and served in a variety of roles, including Head of Department for Financial Reinsurance from 1999 to 2001 and Head of P&C for Netherlands, Nordic countries, UK and Ireland from 2001 to
2003. Dr. Jeworrek has been a member of the Executive Board of the National
Academy of Science and Technology since 2023. Dr. Jeworrek brings significant experience related to underwriting and risk management, data analytics and actuarial knowledge to the Board.

14 | RenaissanceRe 2026 Proxy Statement
Continuing Directors
The members of the Board whose terms do not expire at the Annual Meeting and who are not standing for election at this year’s Annual Meeting are set forth below.
Class II Directors (whose terms expire in 2027)

Duncan P. Hennes INDEPENDENT

Age: 69 Director Since: 2017 Committees: Investment and Risk Management (Chair)

Other Public Company Boards •Citigroup Inc. (2013 to present)

Background and Qualifications
Mr. Hennes has served as the Co-Founder and Managing Member of Atrevida
Partners, LLC (“Atrevida”) since 2007. Prior to co-founding Atrevida, he served as
Co-Founder and Partner of Promontory Financial Group from 1999 to 2006. Prior to that, Mr. Hennes served in a number of senior executive positions at Bankers
Trust Corporation, including Executive Vice President in charge of Trading, Sales and Derivatives, and as the Chairman of the Board of Oversight Partners I, the
consortium that took control of Long Term Capital Management, from 1987 to
1998. From 1998 to 1999 he was the Chief Executive Officer at Soros Fund
Management, LLC. Mr. Hennes is currently a member of the Board of Directors of
Citigroup Inc. (“Citigroup”), where he serves as the Chair of the Risk
Management Committee and the Compensation, Performance Management and
Culture Committee and as a member of the Audit Committee and the Executive
Committee, and is also a member of the Board of Directors of Citibank, N.A.,
Citigroup’s primary subsidiary. Mr. Hennes is an experienced financial services professional who has significant expertise in the areas of financial services, risk management and regulatory and compliance.

Kevin J. O’Donnell CHIEF EXECUTIVE OFFICER

Age: 59 Director Since: 2013 Committees: Standing (Chair)

Other Public Company Boards •None

Background and Qualifications
Mr. O’Donnell has served as our Chief Executive Officer since July 2013 and as our President since November 2012. Mr. O’Donnell has served in a number of roles since joining the Company in 1996, including Global Chief Underwriting
Officer, Executive Vice President, Senior Vice President, Vice President and
Assistant Vice President. Mr. O’Donnell served as the Chair of ClimateWise from
2022 through 2025, and has served as a member of the U.S. Department of the
Treasury Federal Advisory Committee on Insurance since 2023. He served as the Chair of the Global Reinsurance Forum from 2018 to 2020 and as the Chair of the Association of Bermuda Insurers and Reinsurers in 2017 and 2018.
Through his roles at RenaissanceRe, Mr. O’Donnell has significant experience as a public company chief executive officer and has extensive knowledge of the
Company’s operations, regulatory interaction, human capital management, strategy, and values and culture.

RenaissanceRe 2026 Proxy Statement | 15

Loretta J. Mester INDEPENDENT

Age: 67 Director Since: 2024 Committees: Investment and Risk Management

Other Public Company Boards •None Investment Company Boards •The Haverford Trust Company

Background and Qualifications
Loretta J. Mester served as the President and Chief Executive Officer of the
Federal Reserve Bank of Cleveland from 2014 until her retirement in 2024. Prior to joining the Federal Reserve Bank of Cleveland, she served at the Federal
Reserve Bank of Philadelphia in a variety of roles, including executive vice president and director of research. Dr. Mester has held various positions at the
Wharton School of the University of Pennsylvania since 2001 and is currently an adjunct full professor of finance, and is also a senior scholar at the Griswold
Center for Economic Policy Studies at Princeton University. She also serves as a trustee of the Cleveland Clinic, a director of the Council for Economic Education, a trustee of the Musical Arts Association (Cleveland Orchestra), a founding director of the Financial Intermediation Research Society, a member of the senior council of the Central Bank Research Association, a member of the advisory board of the Financial Intermediation Network of European Studies, and as a
member of the Visa Economic Institute Advisory Council. Dr. Mester is currently a member of the Board of Directors of The Haverford Trust Company, an SEC
registered investment advisor. Over the course of her career, Dr. Mester participated in the formulation of U.S. monetary policy, engaged in the supervision and regulation of commercial banks, and oversaw an organization that conducted economic research, promoted community development and provided payment services to the U.S. Treasury.
Class III Directors (whose terms expire in 2028)

Henry Klehm III INDEPENDENT

Age: 67 Director Since: 2006 Current Committees: Governance and Human Capital (Chair) Post-Annual Meeting Committees: None

Other Public Company Boards •None

Background and Qualifications
Mr. Klehm is currently Of Counsel at the law firm Jones Day, where he was a partner from 2008 to 2025 and as the Practice Leader of the firm’s Securities
Litigation and SEC Enforcement Practice from 2017 through 2025. From 2002 to
2007, Mr. Klehm served as Global Head of Compliance for Deutsche Bank, AG.
Prior to joining Deutsche Bank, AG, Mr. Klehm served as Chief Regulatory Officer and Deputy General Counsel at Prudential Financial from 1999 to 2002. Prior to joining Prudential Financial, Mr. Klehm served in various positions with the U.S.
Securities and Exchange Commission (the “Commission” or the “SEC”), including as Senior Associate Director of the Northeast Regional Office. Mr. Klehm has
extensive experience counseling boards, corporations and financial institutions on a range of matters including related to risk, compliance, regulation and corporate governance.

16 | RenaissanceRe 2026 Proxy Statement

Valerie Rahmani INDEPENDENT

Age: 68 Director Since: 2017 Current Committees: Audit Post-Annual Meeting Committees: Governance and Human Capital

Other Public Company Boards •London Stock Exchange Group, plc (2017 to present)

Background and Qualifications
Dr. Rahmani has more than 30 years of experience in the technology industry, including more than 25 years at IBM, where she served in roles of increasing seniority across multiple global business segments from 1981 to 2009, most recently as General Manager of Internet Security Systems. Subsequent to her
tenure at IBM, Dr. Rahmani was Chief Executive Officer at Damballa, Inc., a
privately held Internet security software company, from 2009 to 2012. From 2017 to 2019, she served as the part-time head of the Innovation Panel at Standard
Life Aberdeen plc, a UK-based FTSE 100 global investment company. She has served on the Board of the London Stock Exchange Group, plc since 2017, and currently serves as a member of the Nomination Committee, Remuneration
Committee and Risk Committee. Previously, Dr. Rahmani served as a member of the boards of directors of Elliot Opportunity II Corp. from 2021 to 2023, Computer
Task Group, Incorporated from 2015 to 2023, and Aberdeen Asset Management
PLC from 2015 to 2017. Dr. Rahmani has significant experience as an executive and serving on public company boards of directors, as well as expertise and knowledge related to technology, technical risk management, and digital transformation.

Carol P. Sanders INDEPENDENT

Age: 59 Director Since: 2016 Current Committees: Audit (Chair) Post-Annual Meeting Committees: Governance and Human Capital (Chair)

Other Public Company Boards •Alliant Energy Corporation (2005 to present)

Background and Qualifications
Ms. Sanders has served as the President of Carol P. Sanders Consulting, LLC, providing consulting services to the insurance and technology industries, since
June 2015. From June 2013 until June 2015, she served as Executive Vice
President, Chief Financial Officer and Treasurer of Sentry Insurance Company.
Previously she served as the Executive Vice President and Chief Operating
Officer of Jewelers Mutual Insurance Company from November 2012 until June
2013, where she also served as Senior Vice President, Chief Financial Officer and Treasurer from May 2011 until November 2012 and as Chief Financial Officer and Treasurer from 2004 until May 2011, after holding a series of positions of increasing responsibility in finance, accounting, treasury and tax. Ms. Sanders is currently a member of the board of directors of Alliant Energy Corporation, a public utility holding company, where she serves as the Lead Independent
Director, Chair of the Nominating and Governance Committee, and as a member of the Audit Committee and the Executive Committee, and a member of the board of directors and Chair of the Risk Committee of GuideOne Insurance
Group, a mutual insurance company. Ms. Sanders previously served on the board of directors of First Business Financial Services, Inc., a registered bank holding company from 2016 until December 2024. She brings significant experience related to strategic leadership, finance and audit, human capital management and risk management to the Board.

RenaissanceRe 2026 Proxy Statement | 17

Cynthia Trudell INDEPENDENT

Age: 72 Director Since: 2019 Committees: Governance and Human Capital

Other Public Company Boards •Canadian Tire Corporation (2019 to present)

Background and Qualifications
Ms. Trudell has served as the sole principal of Trudell Human Capital Consulting,
LLC since 2017. From 2011 until her retirement in September 2017, Ms. Trudell served as Executive Vice President and Chief Human Resources Officer of
PepsiCo, Inc. (“PepsiCo”). From 2007 through 2011, she served as Senior Vice
President and Chief Personnel Officer of PepsiCo. Prior to her tenure at PepsiCo,
Ms. Trudell held a number of executive operating and general management positions with General Motors Corporation from 1981 to 2001, and Brunswick
Corporation from 2001 to 2006, including chairwoman and president of Saturn
Corporation, president of IBC Vehicles and president of Sea Ray Group. Since
2019, Ms. Trudell has served on the board of Canadian Tire Corporation, a
Canadian retail company publicly traded on the Toronto Stock Exchange, where she is Chair of the Compensation Committee and a member of the Governance
Committee. From 2013 to 2019, she served as a member of the Defense
Business Board, which provides business advice to the U.S. Department of
Defense. Previously, Ms. Trudell served as a member of the boards of directors of ISS A/S from 2015 to 2023, The Pepsi Bottling Group, Inc. from 2008 to 2010,
Canadian Imperial Bank of Commerce from 2005 to 2008, and PepsiCo, Inc.
from 2000 to 2007. Ms. Trudell brings significant experience related to human capital management, executive leadership and strategy, and global operations to the Board.

18 | RenaissanceRe 2026 Proxy Statement
Board Composition and Effectiveness
We believe the Board benefits from taking a holistic approach to its composition and refreshment. Our Board values a mix of new directors, who bring fresh perspectives, and longer-serving directors, who bring continuity and breadth of experience with our business, strategies and risk management processes. Our Board has developed comprehensive and ongoing assessment and succession planning processes and regularly reviews the biographical backgrounds and skills of its current members and potential nominees in connection with its ongoing evaluation of Board composition and refreshment.

Achieving Board Effectiveness
•Rigorous director nominee evaluation and selection
criteria
•Commitment to source diverse Board candidates
•Annual Board self-evaluation and assessment of
individual directors
•Comprehensive director orientation and ongoing
education programs

Board Changes Over the Past Four Years
•Rotated Non-Executive Chair of the Board and
committee membership and chairs
•Added four new directors
•Enhanced Board skill sets relating to sustainability,
human resources, financial services and
cybersecurity
•Continued alignment with long-term strategy

Selection and Nomination of Directors
Director Nomination Process
The Governance and Human Capital Committee is responsible for identifying and recommending qualified candidates for nomination to the Board.

Assess Board Composition
•Governance and Human Capital Committee regularly assesses appropriate Board size and composition
•Needs are determined based on current and evolving strategies, potential vacancies and competencies, skills and experiences of the Board as a whole

Identify and Source Candidates
•The Board is committed to expanding the pool from which it selects qualified director candidates, and is focused on seeking candidates based on a comprehensive analysis of the skills, qualifications, experience and attributes that are determined to best serve the Board and the interests of stockholders
•Candidate recommendations may come from current or former Board members, management, search firms, shareholders or other sources
•Utilization of non-traditional methods to identify a diverse pool of candidates from which new director nominees may be selected

Select Director Nominees
•The Governance and Human Capital Committee reviews candidates to ensure fit with the needs and collegiality of the Board
•Aim to find a diverse combination of qualities and experience that will complement and contribute to the competencies of the Board as a whole
•Interviews by the Governance and Human Capital Committee members, Non-Executive Chair and other members of the Board are conducted before the full Board votes to nominate

RenaissanceRe 2026 Proxy Statement | 19
Assessment of Board Composition
The Board conducts a comprehensive analysis of the skills, qualifications, experience and attributes that are determined to best serve the Board and the interests of stockholders. When identifying and considering potential director nominees and evaluating the current composition of our Board, the Governance and Human Capital Committee focuses on:
•the composition and competencies of our Board as a whole,
•how the traits possessed by individual directors and director nominees complement one another,
•the ability of the current and proposed members to operate collegially and effectively, and
•the intersection of these factors with our current strategy, operational plans and oversight requirements.
The Board also considers outside commitments of directors, including service on other boards and board committees, in assessing their ability to serve on the Board and committees of the Board.
Director Qualifications
As discussed in our Corporate Governance Guidelines, we do not set specific criteria for directors, but believe that candidates should show evidence of leadership in their particular field and have broad experience and the ability to exercise sound business judgment. In selecting directors, the Board generally seeks a combination of qualities and experience that will contribute to the exercise of the duties of the Board, including active or former chief executive or senior officers of major complex businesses, leading academics and entrepreneurs. The factors considered by the Governance and Human Capital
Committee when evaluating individual director nominees include:

Personal and professional ethics, integrity and values	Business acumen, leadership qualities and record of accomplishment	Compatibility with the existing Board composition	Commitment to serve on our Board for a potentially extended period of time, in light of the market cycles and earnings volatility that characterize our industry

Independence, including the ability to represent all of our shareholders and other key stakeholders without any conflicting relationship with any particular constituency	Professional experience and industry expertise considering our evolving strategic and operational plans over time	Ability and willingness to devote sufficient time to carrying out Board duties and responsibilities fully and effectively, particularly as a result of our Bermuda headquarters location	Other attributes of the candidate, our business and strategic conditions, and external factors that the Governance and Human Capital Committee deems appropriate
The Governance and Human Capital Committee has the discretion to weigh these, and other, factors as it deems appropriate.
The relative importance of these factors may vary from candidate to candidate, depending on our evolving circumstances, and no particular criterion is necessarily applicable to all prospective nominees.
Our Board believes that the backgrounds and qualifications of the directors and director nominees, both individually and considered as a group, should provide a diverse range of viewpoints, backgrounds, skills, experiences, expertise, and abilities that will allow the Board to fulfill its responsibilities, taking into account our evolving strategic direction and needs. The
Governance and Human Capital Committee evaluates and discusses these factors at both the Board and committee levels when carrying out its director selection, recruitment and nomination obligations and also when assessing the performance of current directors. This assessment is undertaken at least annually.

20 | RenaissanceRe 2026 Proxy Statement
The Governance and Human Capital Committee may use search firms to identify potential candidates to stand for election to the Board. Our Corporate Governance Guidelines formalize our commitment to source Board candidates that have a range of viewpoints, backgrounds, skills, experiences and expertise, and other diverse characteristics.
Annual Board Assessment and Evaluation
The Board recognizes that a robust and constructive evaluation process is an essential part of good corporate governance and
Board effectiveness. Pursuant to its charter, the Governance and Human Capital Committee has responsibility for oversight of the Board’s annual overall effectiveness reviews, review of individual director performance and similar matters.
Multi-Faceted Evaluation Process

Individual Interviews by Board Chair
At the direction of the Governance and Human Capital Committee, our Non-Executive Chair of the Board
facilitates the annual assessment of the effectiveness of the Board and each principal committee of the
Board. The Non-Executive Chair of the Board conducts individual interviews with Board members and management, facilitating reviews of individual director effectiveness, as well as of the Board as a whole.

Periodic Use of Independent Third Parties	From time to time, the Board engages independent third parties to review the Board’s practices and procedures and assess its effectiveness.

Committee Self- Evaluations	Each principal committee of the Board performs a comprehensive annual self-assessment as part of the Board’s overall governance effectiveness review and assessment.

Board Chair Assessment	The Chair of the Governance and Human Capital Committee, along with the Board members, reviews the performance of the Non-Executive Chair of the Board.

Incorporation of Feedback
Results are compiled and discussed by the Board and each committee, and changes in practices,
Board composition and procedures are recommended by the Governance and Human Capital
Committee as necessary.

Director Orientation and Continuing Education
Our Governance and Human Capital Committee oversees the orientation process for new directors. Each new director and new member of a Board committee participates in a comprehensive orientation program run by management. The orientation includes presentations by senior management to familiarize the new director with our strategic plan, significant accounting and risk management factors unique to our business, compliance programs, Code of Ethics and other relevant topics.
We encourage our directors to participate in continuing education programs and reimburse them for reasonable expenses associated with third-party training programs relating to our business, industry or the discharge of Board duties. We also provide ongoing education programs on topics relevant to RenaissanceRe and our industry as part of regular Board and committee meetings, and directors are invited and encouraged to visit our offices to meet with management.

RenaissanceRe 2026 Proxy Statement | 21
Director and Director Nominee Independence
The Governance and Human Capital Committee has reviewed the independence of each of our current directors and director nominees and affirmatively determined that each of Drs. Rahmani, Jeworrek and Mester, Mses. Sanders and Trudell and
Messrs. Bushnell, Gibbons, Gidumal, Hennes, Hooley and Klehm are independent. Mr. O’Donnell is not independent because of his employment as our President and Chief Executive Officer.
The New York Stock Exchange (the “NYSE”) listing standards require that a majority of our directors be independent. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with us either directly or as a partner, shareholder or officer of an organization that has a relationship with us. Our
Corporate Governance Guidelines provide that a majority of our directors will meet the NYSE’s listing standards regarding independence criteria and set forth additional parameters that the Board uses to determine director independence, which we believe are more stringent than the independence requirements in the NYSE listing standards. In addition, the Board considers all relevant facts and circumstances known or reported to it in making independence determinations.
In particular, when making its independence determinations, the Governance and Human Capital Committee considered the following relationships and determined that none of the directors or director nominees involved had a material relationship with us as a result of these relationships. Mr. Hennes serves as a director of Citigroup. We have current and historical financial relationships with Citigroup and its subsidiaries and affiliates, including Citigroup acting in manager roles in several of our securities offerings over the last few years and being a party to letter of credit facilities with us. Ms. Sanders serves as a director of GuideOne Insurance. From time to time, we have entered into reinsurance contracts with GuideOne, all in the ordinary course of business on terms available to similarly situated parties. Mr. Gibbons is the Treasurer and a director of EGL, the parent company of a number of varied businesses in Bermuda, including Coralisle Group Ltd. (“Coralisle”), and a director of BACL. We have entered into reinsurance contracts with Coralisle which are described under “Certain Relationships and
Related Transactions” below. In addition, we have other immaterial business relationships with a variety of the other businesses owned by EGL and BACL, relating primarily to local services and procurement in Bermuda, for which we paid these entities a total of $63,657 in 2025. Mr. Gibbons is not directly involved in the management of Coralisle or any of the other businesses owned by EGL or BACL with which we do business, and all of the transactions were entered into in the ordinary course of business on terms available to similarly situated parties. Furthermore, the EGL and BACL entities did not make payments to, or receive payments from, us in an amount which, in any of the last three fiscal years, exceeded the greater of
$1.0 million or 2% of EGL’s or BACL’s consolidated gross revenues.
Shareholder Nomination Process
Candidates recommended by shareholders for nomination to the Board will be considered and evaluated by the Governance and Human Capital Committee using the same process and criteria that we use to evaluate other candidates, assuming the proper procedures for shareholder nominations are followed. The Governance and Human Capital Committee will consider nominees to the Board recommended by no fewer than 20 shareholders holding in the aggregate not less than 10% of the outstanding paid-up share capital of RenaissanceRe. Any shareholder recommendation must be sent to our Corporate
Secretary not less than 60 days prior to the scheduled date of the annual general meeting of shareholders and must set forth for each nominee: (i) the name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the class or series and number of shares of capital stock of RenaissanceRe that are owned beneficially or of record by the nominee; and (iv) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder. The written notice must also include the following information with regard to the shareholders giving the notice:
•the name and record address of such shareholders;
•the class or series and number of shares of capital stock of RenaissanceRe that are owned beneficially or of record by such shareholders;
•a description of all arrangements or understandings between such shareholders and each proposed nominee and any other person (including his or her name and address) pursuant to which the nomination(s) are to be made by such shareholders;
•a representation that such shareholder intends to appear in person or by proxy at the annual general meeting of shareholders to nominate the persons named in its notice; and
•any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filing.

22 | RenaissanceRe 2026 Proxy Statement
Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. The Governance and Human Capital Committee may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.
The Board’s Role and Key Responsibilities
Strategic Oversight
Our Board believes that long-range strategic issues should be discussed and reviewed at regular Board meetings. Our
Corporate Governance Guidelines provide that the Board review and critique our strategic plan at least annually, with quarterly reviews of performance in comparison to the financial plan. Senior management and the full Board engage in long-term strategy discussions at least annually, and the Board and committees regularly receive updates from business function leaders on our performance against our tactical plans.
Our strategic plan drives the Board’s goal setting in many areas. For example, the goals of each Board committee are tied to the achievement of the strategic plan and the Governance and Human Capital Committee determines and measures executive compensation against the achievement of strategic goals and objectives.
Risk Oversight
We consider enterprise-wide risk management to be a key strategic objective and believe that our enterprise-wide risk management processes and practices help to identify potential events that may affect us; quantify, evaluate and manage the risks to which we are exposed; and provide reasonable assurance regarding the achievement of corporate objectives. For each identified and measured risk, we have identified (i) a day-to-day owner and management response, (ii) a process for monitoring and reporting on the risk, (iii) a senior management committee, and (iv) Board and/or committee oversight. We believe that this risk management process, along with our culture and focus on enterprise-wide risk management, ensures effective risk oversight by our Board.

RenaissanceRe 2026 Proxy Statement | 23
Risk Management Process

BOARD

•The Board is responsible for overseeing enterprise-wide risk management and is actively involved in the monitoring of risks that could affect us.
•The members of the Board have direct access to, and receive regular reports from, the senior executives and other officers responsible for identifying and monitoring our risks, and coordinating enterprise-wide risk management, including our Group Chief
Risk Officer, Chief Portfolio Officer, Group Chief Underwriting Officer, Chief Financial Officer and Group General Counsel, each of whom reports directly to our Chief Executive Officer, as well as other senior personnel such as our Chief Investment Officer, Chief
Compliance Officer, Chief Accounting Officer, Global Corporate Controller and Head of Internal Audit. The Board also receives regular reports from the Operational Risk and Resilience Committee, which includes members of senior management, compliance professionals and others and oversees policies and procedures relating to accounting, financial reporting, internal controls, legal and regulatory matters, and complex transactions, among other matters.
•The Board delegates certain of its risk management responsibilities to its committees as set forth in the committee charters and described under “Committees of the Board” below, with key risks set forth below.
•The Non-Executive Chair of the Board participates in meetings of each committee from time to time on an ex officio basis and monitors the identification of risks or other matters that might require cross-committee coordination and collaboration or the attention of the full Board.

COMMITTEES

•Each committee regularly receives and discusses materials from the other committees, and we believe this allows the directors to be aware of the various risks across the Company.
•Each committee performs a comprehensive annual self-assessment as part of the Board’s overall governance effectiveness review and assessment, which reflects the committees’ evaluation of our corporate risk management practices and, if applicable, the identification of potential new oversight needs in light of changes in our strategy, operations or business environment.
•Each committee considers the self-assessment and identified new oversight needs when conducting their annual charter reviews and recommending changes to the charters.

Key Risks Overseen
Audit Committee	Governance and Human Capital	Investment and Risk Management Committee

•Financial statements integrity and reporting •Cybersecurity and business continuity •Legal, regulatory and compliance •Tax compliance •Financial risk management
•Executive and employee
compensation
•Succession planning (executive and
director)
•Diversity, equity and inclusion, talent
development, CSR and similar ESG
matters
•Governance structure and processes
•Shareholder concerns
•Enterprise-wide risk management framework •Investment strategies and risk limits •Key financial risk or exposures (including climate risk) •Insurance risk •Capital and liquidity requirements

MANAGEMENT

•At least annually, our Group Chief Risk Officer presents a comprehensive risk management overview to the Board to demonstrate management coverage and Board oversight of significant identified risks. This overview outlines our procedures for the identification and measurement of, response to, and monitoring and reporting of risk.
•Management representatives from our risk, legal, regulatory, compliance, human resources, treasury, finance, investments, reserving, information security, accounting and internal audit functions:
◦Regularly report to the Board and each committee at quarterly scheduled sessions, including at least annually to the Governance and Human Capital Committee regarding any potential risks of our compensation policies and practices; and
◦Separately meet with, and are interviewed by, our committees in executive sessions.

24 | RenaissanceRe 2026 Proxy Statement
Board Oversight of Sustainability
We have an integrated approach to sustainability governance, with cross-collaboration among our Board committees and management. Our Board and its committees are actively engaged in the oversight of sustainability initiatives and our management provides regular reports on progress and developments.
The Governance and Human Capital Committee, pursuant to its charter, is charged with overseeing, monitoring and reviewing our sustainability policies, programs and practices. This oversight includes health and safety, diversity, equity and inclusion and related matters. Our dedicated sustainability team reports to the Governance and Human Capital Committee regularly, and to the full Board at least annually, on our sustainability initiatives and progress on implementation of our sustainability strategy. In addition, the Governance and Human Capital Committee is actively engaged in the oversight of our employees, work environment, diversity, equity and inclusion initiatives and compensation practices, and receives regular updates from management on progress and developments, and our executive management team and Governance and Human Capital
Committee receive regular reports on progress against our annual human resources tactical plans.
The consideration of the impacts of climate change is integral to our enterprise-wide risk management process. Certain aspects of sustainability are monitored by the full Board or other committees. For example, the Investment and Risk
Management Committee is charged with overseeing key financial risks, such as the financial risk of climate change. We have been progressively integrating the consideration of the financial risk of climate change into our governance frameworks, risk management processes and business strategies over the past several years.
Cross-Committee Risk and Strategy Oversight Collaboration
At their quarterly meetings, each committee reviews and discusses its current and future agendas in the context of our strategic plan and any new Company, industry or market information and identifies matters that should be discussed with other committees or the full Board. In addition, each principal committee reports to the full Board at each quarterly Board meeting.
Our Audit, Governance and Human Capital, and Investment and Risk Management Committees coordinate their oversight of our financial and operating risks and routinely collaborate to address specific matters requiring coordination and cross-
committee oversight. We believe that these collaborative efforts sustain high levels of enterprise-wide risk management and facilitate sound corporate governance.
Executive Succession Planning
We believe that executive succession planning and leadership development are critical to our long-term success and are key to effective risk oversight and execution of our strategy. Our succession planning programs are designed to ensure that the
Board has appropriate oversight. On behalf of the Board, our Governance and Human Capital Committee collaborates with our
Chief Executive Officer in the development and monitoring of our programs for long-term executive succession, generally on a quarterly basis. Our Board, in coordination with the Governance and Human Capital Committee, also maintains an emergency succession plan, which is intended to enable us to respond quickly to unexpected vacancies to maintain the continuity of our business operations and minimize disruptions.
The Governance and Human Capital Committee dedicates at least one meeting each calendar year to an in-depth review of talent development plans, including development plans for internal succession candidates and identification of potential external succession candidates. Updates to the executive succession plan are made as necessary.
To further support the succession planning process, the Governance and Human Capital Committee is regularly presented with information on the Company’s employee population, ranging from the results of engagement surveys to detailed succession plans for senior or critical roles. Together, the Chief Executive Officer, the Chief Human Resources Officer and the
management governance committee identify individuals who they believe have demonstrated potential to grow into senior executive positions and review these individuals with the Governance and Human Capital Committee. The careers of these individuals are monitored to ensure that over time they have appropriate exposure both to the Board and to our business.
These individuals interact with our Board in various ways, including through participation in Board meetings and other Board-
related activities and meetings with individual directors. The Governance and Human Capital Committee regularly briefs the full
Board on these matters and has overseen recent changes to our leadership structure in accordance with our succession planning processes.

RenaissanceRe 2026 Proxy Statement | 25
Board Structure and Processes
Our Commitment to Effective Corporate Governance
Our Board and management have a strong commitment to effective corporate governance. We believe we have a comprehensive corporate governance framework which takes into account applicable regulatory requirements and best practices. The key components of this framework are set forth in the following documents:
•our Bye-laws;
•our Corporate Governance Guidelines;
•our Code of Ethics;
•our Audit Committee Charter;
•our Governance and Human Capital Committee Charter; and
•our Investment and Risk Management Committee Charter.
The Board regularly reviews corporate governance developments and modifies our Corporate Governance Guidelines, Code of Ethics, committee charters and key Board practices when it believes modifications are warranted. A copy of each of these documents is published on our website at www.renre.com under “Investors—Corporate Governance,” except our Bye-laws, which are filed with the SEC and can be found on the SEC website at www.sec.gov. Each of these documents is available in print to any shareholder upon request.

Governance Highlights
•In May 2026, we anticipate:
◦rotating the Non-Executive Chair of the Board from Mr. Gibbons, who has served in that role since 2016, to
Mr. Klehm, who has significant experience as a member of the Board;
◦adding Stephen C. Hooley to the Board, our fourth new director in the last four years, illustrating our commitment to board refreshment and thoughtful Board composition as the Company evolves; and
◦rotating members of our committees and chair assignments to promote director experience and a variety of perspectives across the committees.
•In November 2024, we streamlined our Board committee structure by combining multiple special purpose committees into one Standing Committee with authority to approve certain strategic transactions, securities offerings and transition matters.

Code of Ethics
Our Code of Ethics applies to all of our directors and employees, including our principal executive officer, principal financial officer and principal accounting officer, and all of our employees performing financial or accounting functions. Our Code of
Ethics is available without charge on our website, www.renre.com, under “Investors—Corporate Governance.” We will also provide a printed copy of our Code of Ethics to any shareholder upon request. We intend to disclose any amendments to our
Code of Ethics by posting them on our website. Any waivers of our Code of Ethics applicable to our directors, principal executive officer, principal financial officer, principal accounting officer, controller and other executive officers who perform similar functions will be disclosed by filing a Current Report on Form 8-K with the SEC.

26 | RenaissanceRe 2026 Proxy Statement
Insider Trading Policy
We have adopted an insider trading policy that outlines the procedures which employees, officers, directors, independent contractors and consultants of the Company must follow to ensure compliance with U.S. rules related to disclosure and insider trading. In addition, our insider trading policy provides that the Company will not trade in RenaissanceRe securities in violation of applicable securities laws or stock exchange listing standards. A copy of the Company’s insider trading policy has been filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Board Structure and Engagement
Our Board regularly evaluates its structure to ensure that it is best serving the interests of the Company and our shareholders.
The Governance and Human Capital Committee is responsible for overseeing overall Board effectiveness, and regularly discusses the suitability of the Board’s structure for the Company at its meetings. The Board currently maintains a classified board structure led by an independent, Non-Executive Chair, similar to certain of our peers in the industry. The Board has determined that its current classified structure remains appropriate and provides considerable value due to the continuity and stability that it creates by staggering Board member terms and preventing significant board turnover in a single year. The
Board believes that a classified board structure is beneficial to retaining a focus on value creation for shareholders over the long-term, rather than the short-term. This is particularly important given the complexities of the business and unique market cycles and earnings volatility in the industry in which we operate. Our Board believes that its structure does not hinder our ability to recruit highly-qualified directors, diminish director accountability or limit investor dialogue. We regularly engage with shareholders on our classified Board structure, share relevant feedback with the entire Board, and have continued to evolve our governance, compensation and sustainability practices in response to feedback received over the past several years.
Pursuant to our Corporate Governance Guidelines, the Chair of the Board may be an officer/director or an outside director and may or may not be the Chief Executive Officer, at the option of the Board. The Board believes it should be free to make these determinations depending on what it believes is best for the Company and our shareholders in light of all the circumstances. At this time, the Board has determined that it is appropriate to separate the roles of Chair and Chief Executive Officer and to have a Non-Executive Chair of the Board. The Board believes that having an independent director serve as Non-Executive Chair of the Board is in the best interests of the Company and our shareholders at this time and that this structure currently assists the independent directors in the oversight of the Company and facilitates participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.
Role of the Non-Executive Chair of the Board
Currently, Mr. Gibbons serves as the Non-Executive Chair of the Board. Following the Annual Meeting, Mr. Klehm will serve as the Non-Executive Chair of the Board.
In addition to chairing each meeting of the Board, the Non-Executive Chair of the Board has significant responsibilities, including: (i) having the authority to call meetings of the Board; (ii) setting the agendas for Board meetings and executive sessions to ensure that Board members receive the information necessary to fulfill the Board’s primary responsibilities; (iii)
chairing executive sessions of the independent directors; (iv) briefing the Chief Executive Officer on issues that arise in the executive sessions, as appropriate; (v) facilitating discussion among the independent directors on key issues and concerns that arise outside of Board meetings and serving as a non-exclusive conduit to communicate views, concerns and issues of the independent directors to the Chief Executive Officer; (vi) interviewing candidates for directorship; (vii) facilitating the assessment of the Board’s effectiveness, at the direction of the Governance and Human Capital Committee; and (viii) together or in coordination with the Chief Executive Officer, representing the organization in external interactions with shareholders, employees and other stakeholders.
The Non-Executive Chair of the Board typically does not serve as a member of the Board’s three principal committees (the
Audit Committee, the Governance and Human Capital Committee, and the Investment and Risk Management Committee), but
rather attends such meetings and other functions of the committees on an ex officio basis as warranted by the facts and circumstances. The Non-Executive Chair of the Board serves as a member of the Standing Committee, which meets on an as-
needed basis.

RenaissanceRe 2026 Proxy Statement | 27
Meetings and Attendance
Our Board held the following meetings of the Board and committees during 2025:

	Board	Audit Committee	Corporate Governance and Human Capital Management Committee	Investment and Risk Management Committee	Standing Committee

Meetings	4	4	4	4	1
Each of our directors attended 100% of the meetings of the Board and committees of the Board on which they served during
2025 (during the periods that they served). For more information on our committees, please see below. Under our bye-laws, two directors are required to constitute a quorum for meetings of the Board.
While we do not have a formal policy with regard to our directors’ attendance at annual general meetings of shareholders, generally it is the practice of our Board to attend such meetings. All of our directors attended our 2025 Annual Meeting, which was held on May 6, 2025 in Bermuda.
Executive Sessions
Separate executive sessions of our non-management directors are held in conjunction with each regular quarterly Board meeting. The Non-Executive Chair of the Board presides at these executive sessions of the Board. The principal committees of the Board also conduct regular executive sessions, which are chaired by the respective chairs of the committees.
Communicating with the Board
Any shareholder or other party may communicate directly with the Board, any committee of the Board, any member of the board or our non-management directors as a group by writing to the intended recipient in the care of the Corporate Secretary.
Shareholders can send communications through our website at www.renre.com by clicking on “email” under “About Us—
Offices & Contacts—General Contacts—Legal or Corporate Information” or by mail to: RenaissanceRe Holdings Ltd., P.O. Box
HM 2527, Hamilton HMGX, Bermuda, Attn: Corporate Secretary. If properly addressed, communications will be forwarded to the intended recipient unopened.
The Audit Committee, on behalf of itself and our other non-management directors, has established procedures to enable employees or other parties who may have a concern about our conduct or policies to communicate that concern. Our employees are encouraged and expected to report any conduct which they believe in good faith to be an actual or apparent violation of our Code of Ethics. In addition, the Audit Committee has established procedures for receiving, retaining and treating complaints regarding accounting, internal accounting controls or auditing matters, as well as for confidential submission by Company employees of concerns regarding questionable accounting or auditing matters, among other things.
These communications may be anonymous, and may be submitted in writing, e-mailed or reported by phone through various internal and external mechanisms as provided in our Code of Ethics, which is posted on the Company’s internal website and
www.renre.com. Our Code of Ethics prohibits any employee or director from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

28 | RenaissanceRe 2026 Proxy Statement
Committees of the Board
The Board maintains three principal standing committees: the Audit Committee, the Governance and Human Capital
Committee, and the Investment and Risk Management Committee. The primary responsibilities of these committees are summarized below and more fully described in their charters. These committees may delegate any of their responsibilities to a subcommittee composed of one or more members of the committee. In addition, the Board maintains one standing, special purpose committee, the Standing Committee. The responsibilities of these committees are summarized below.
The Board has determined that each member of the Audit Committee and the Governance and Human Capital Committee
meets the applicable independence standards of the Commission and the NYSE. The Board has also determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise as required by NYSE rules and is an “audit committee financial expert” under the Commission’s rules, in each case, given his or her experience as set forth in his or her biography above.
Following the Annual Meeting, Mr. Gibbons will step down as Non-Executive Chair of the Board and Mr. Klehm will be appointed as Non-Executive Chair of the Board; Dr. Rahmani and Ms. Sanders will step down from the Audit Committee, Mr.
Gibbons and Mr. Hooley (if elected) will be appointed to the Audit Committee, Mr. Gidumal will be appointed Chair of the Audit
Committee, and the Audit Committee will consist of Mr. Gidumal (Chair), Mr. Gibbons and Mr. Hooley; Mr. Klehm will step down from the Governance and Human Capital Committee, Dr. Rahmani and Ms. Sanders will be appointed to the Governance and
Human Capital Committee, Ms. Sanders will be appointed Chair of the Governance and Human Capital Committee, and the
Governance and Human Capital Committee will consist of Ms. Sanders (Chair), Dr. Rahmani and Ms. Trudell.
Audit Committee

Members: Current Members: Carol P. Sanders (Chair) Shyam Gidumal Valerie Rahmani Post-Annual General Meeting Members: Shyam Gidumal (Chair) James L. Gibbons Stephen C. Hooley
The Audit Committee’s key responsibilities include oversight of:
•Our accounting and financial reporting process, as well as the integrity, quality and accuracy of our financial statements, including internal controls;
•Our operational risk assessment and risk management process, in coordination with the Investment and Risk Management Committee, which has primary responsibility for oversight of financial risk management;
•Our compliance with legal and regulatory requirements, including review of our
Code of Ethics and internal compliance program;
•Our information security and cybersecurity programs and risks;
•Our use of non-GAAP measures and metrics, including environmental, social and governance metrics;
•Our independent auditor’s appointment, compensation, qualifications, independence and performance; and
•The performance of our internal audit function.

RenaissanceRe 2026 Proxy Statement | 29
Corporate Governance and Human Capital Management Committee

Members: Current Members: Henry Klehm III (Chair) David Bushnell Cynthia Trudell Post-Annual General Meeting Members: Carol P. Sanders (Chair) Cynthia Trudell Valerie Rahmani
The Corporate Governance and Human Capital Management
Committee’s key responsibilities include:
Compensation-Related
•Determining compensation of our Chief Executive Officer and directors, and reviewing and approving other executive officers’ compensation after considering the Chief Executive Officer’s recommendations;
•Overseeing incentive and equity-based compensation plans, including granting and setting the terms of awards;
•Evaluating the performance of our executive officers;
•Reviewing and recommending policies, practices and procedures concerning compensation strategy and other human resources-related matters, including diversity, equity and inclusion and talent development;
•Reviewing and advising on executive succession planning; and
•Reviewing, analyzing and overseeing the mitigation of risks associated with our compensation programs.
Corporate Governance-Related
•Overseeing and supervising the director nomination process, including identifying and evaluating prospective Board candidates;
•Reviewing and monitoring the performance and composition of the Board and its committees;
•Overseeing the new director orientation process and director continuing education policies;
•Developing and evaluating our corporate governance practices and procedures, including compliance with legal and regulatory requirements;
•Overseeing and reviewing related-party transactions (as defined in SEC Regulation
S-K, Item 404) for potential conflicts of interest;
•Overseeing, monitoring and reviewing our policies, programs and practices related to environmental, social and governance (“ESG”) matters, including sustainability, health and safety and diversity, equity and inclusion matters; and
•Reviewing any properly submitted shareholder proposals.

Governance and Human Capital Committee Advisors
The Governance and Human Capital Committee has the authority to select, retain and dismiss compensation consultants, financial and other advisors and independent legal counsel as it deems necessary in accordance with the procedures set forth in the charter and considering independence and potential conflicts of interest. For a discussion regarding the Governance and
Human Capital Committee’s independent compensation consultant, please see “Compensation Discussion and Analysis—
Independent Compensation Consultant.”
In addition, our Governance and Human Capital Committee reviews our compensation programs for consistency with our risk management practices and to assist us in structuring our programs in a manner that aligns our executives and employees with the long-term interests of shareholders in light of the market cycles and earnings volatility that characterize our industry. For a discussion regarding our compensation policies and practices as they relate to our risk management see “Compensation and
Risk Management” below.

30 | RenaissanceRe 2026 Proxy Statement
Compensation Committee Interlocks and Insider Participation
Mr. Bushnell, Mr. Klehm and Ms. Trudell served on the Governance and Human Capital Committee during the 2025 fiscal year.
No member of the Governance and Human Capital Committee during the 2025 fiscal year was an officer or employee of the
Company during the 2025 fiscal year or was formerly an officer of the Company, or had any relationship requiring disclosure by the Company as a transaction with a related person under Item 404 of Regulation S-K (“Regulation S-K”) of the U.S. Securities
Act of 1933, as amended (the “Securities Act”). No executive officer of the Company served on any board of directors or compensation committee of any other company for which any of our directors served as an executive officer at any time during the 2025 fiscal year.
Investment and Risk Management Committee

Members: Duncan P. Hennes (Chair) Torsten Jeworrek Loretta J. Mester
The Investment and Risk Management Committee’s key
responsibilities include:
•Overseeing our investment strategies, performance and risk management;
•Reviewing management procedures to develop investment strategies and risk limits and monitoring adherence to those guidelines;
•Reviewing and monitoring investment manager and investment portfolio performance;
•Assisting the Board with assessing our financial risk management, in coordination with the Audit Committee, which has primary responsibility for oversight of operational risk management; and
•Overseeing the processes used to manage key financial risks, including risks related to liquidity, solvency margins, capital management and leverage, third-party credit risk, foreign exchange exposure, financial risk of climate change and insurance risks.

Special Purpose Committee
Standing Committee
The Board has created and authorized the Standing Committee, which currently consists of Dr. Jeworrek, Mr. Gibbons and Mr.
O’Donnell (Chair), to consider, approve and act on behalf of the full Board with respect to certain matters, including certain strategic investments, offerings pursuant to our shelf registration program, and any additional authorizations that may be granted to the Standing Committee by the Board in the future.
Certain Relationships and Related Transactions
We have adopted a written policy with respect to the review, approval and ratification of transactions with related persons. The policy covers, among other things, transactions between us and any of our executive officers, directors, nominees for director, any of their immediate family members or any other related persons as defined in Item 404 of Regulation S-K. Each transaction covered by this policy is reviewed by the Governance and Human Capital Committee to determine whether the transaction is in the best interests of the Company and our shareholders. Pursuant to the policy, our Governance and Human
Capital Committee also conducts a reasonable prior review and oversight of all related-party transactions required to be disclosed pursuant to Item 404 of Regulation S-K for potential conflicts of interest, including to determine whether any such transaction is inconsistent with the interests of the Company and our shareholders. The transactions described below include certain transactions we have entered into with parties that are, or could be deemed to be, related to us.

RenaissanceRe 2026 Proxy Statement | 31
Relationship with BlackRock, Inc.
BlackRock, Inc. (“BlackRock”) reported a beneficial ownership interest of more than 5% of our common shares as of
December 31, 2023 and we believe continues to beneficially own more than 5% of our common shares outstanding. Affiliates of BlackRock provide investment management, risk analytics, investment accounting, fund accounting and administrative services to us. During 2025, we incurred $10.1 million in fees relating to these services, and we expect to incur slightly higher fees in 2026 due to additional assets under management. These fees were and are expected to be at then-prevailing market rates determined pursuant to arm’s-length negotiations between us and such affiliates.
Relationship with State Farm Mutual Automobile Insurance Company
State Farm Mutual Automobile Insurance Company (“State Farm”) reported a beneficial ownership interest of more than 5% of our common shares as of July 24, 2025. From time to time we have entered into, and expect in the future to enter into, reinsurance transactions with State Farm in the ordinary course of business on terms available to similarly situated parties. In
2025, we recorded reinsurance premiums of $51.3 million from State Farm and its subsidiaries and our insurance subsidiaries paid claims on such reinsurance to State Farm and its subsidiaries of $46.8 million. In 2026, we expect to record approximately $45.3 million in reinsurance premiums from State Farm. State Farm is also an investor in RenaissanceRe-
managed vehicles Top Layer Reinsurance Ltd., DaVinciRe Holdings Ltd. and Fontana Holdings L.P. and its subsidiaries.
Use of Company Aircraft
Pursuant to their employment agreements, members of our management governance committee, which consists of Messrs.
O’Donnell, Qutub, Curtis and Marra, and Ms. Bender, are permitted business use and a limited amount of Company-funded personal use (with a value up to the aggregate incremental cost to us of $85,000 each) of our fractional interest program with
NetJets Aviation Inc. (“NetJets”). Since 2020, in light of concerns for safety and continuing commercial travel limitations in
Bermuda, the Governance and Human Capital Committee adopted a policy allowing our management governance committee members additional Company-funded personal use of our NetJets program. The aggregate incremental cost to us of any personal use for named executive officers is included in the 2025 Summary Compensation Table below. Our executive officers pay imputed income tax on the value of these benefits and are not entitled to reimbursements of taxes with respect to this personal usage. In addition, Messrs. O’Donnell, Curtis and Qutub have each entered into an aircraft use agreement with us which allows them to use our fractional interest program with NetJets for additional travel beyond that which is provided for in their employment arrangements or as otherwise authorized by the Governance and Human Capital Committee, provided that they pay for such use in advance of any trip at the fully loaded variable rate (which rate represents our aggregate incremental cost of such use within the meaning of Regulation S-K and the rules and other guidance of the Commission). They must maintain a deposit with us from which we are authorized to withdraw funds in order to satisfy any amounts owed under the agreement. The form of aircraft use agreement was approved by the Governance and Human Capital Committee. None of our
executive officers had any additional personal use of the aircraft interest for travel during 2025 for which they were required to reimburse us. For additional information regarding our executive officers’ use of our corporate aircraft, see “Other Benefits and
Perquisites” below.
Housing Arrangements with Executive Officers
As discussed under “Other Benefits and Perquisites” below, we provide housing allowances to certain of our named executive officers, as well as to other executive officers and employees. The amount of the housing allowance is included in the 2025
Summary Compensation Table for each named executive officer (see “All Other Compensation Table” below). Our executive officers pay imputed income tax on the value of these benefits, though Mr. O’Donnell and Mr. Qutub are partially reimbursed for additional taxes incurred with respect to their housing allowances as a result of the application of the foreign income tax exclusion and stacking rules under the Internal Revenue Code. The reimbursement is intended to place Mr. O’Donnell and Mr.
Qutub in the same tax position they would have been placed absent the impact of the stacking rules under the Internal
Revenue Code. In July 2025, one of our subsidiaries sold a property it owned in Bermuda to Mr. O’Donnell’s spouse. In connection with the sale we paid all closing costs, of which $0.6 million is reflected in the “2025 All Other Compensation Table”
for Mr. O’Donnell, and Mr. O’Donnell’s spouse paid us a purchase price of $15.8 million. The purchase price was at a market rate, supported by an independent appraisal. Previously, we leased this property to Mr. O’Donnell for his Bermuda residence.
The lease was at market rates, consistent with his historical housing benefits. Also, in 2025, one of our subsidiaries acquired a property in Bermuda previously subject to a lease and subsequently leased this property to Ms. Bender for her Bermuda residence at market rates, consistent with her historical housing benefits.

32 | RenaissanceRe 2026 Proxy Statement
Charitable Donations
RenaissanceRe provides support to various charitable organizations in Bermuda and other communities in which we operate, including organizations that support insurance industry education and training, crime prevention, substance abuse prevention, affordable housing and educational assistance. As part of our efforts, we match donations made by our employees to appropriately registered charities up to certain maximum amounts and make direct charitable contributions. Certain of our executive officers and directors, director nominees, and spouses of certain of these persons, serve and have served as directors, officers or trustees of some of these organizations. We did not contribute more than $120,000 to any one charity in
2025 for which any of our executive officers and directors, director nominees and spouses of certain of these persons served as a director, officer or trustee.

RenaissanceRe 2026 Proxy Statement | 33
Director Compensation
2025 Director Compensation Table
The following table sets forth information concerning compensation paid to each director who served on the Board during
2025, other than Mr. O’Donnell, who is not separately compensated for his service on our Board and whose compensation as our President and Chief Executive Officer is set forth under “2025 Summary Compensation Table” below:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)

David C. Bushnell	125,000	164,908	289,908
James L. Gibbons	190,000	314,847	504,847
Shyam Gidumal	125,000	164,908	289,908
Duncan P. Hennes	160,000	164,908	324,908
Torsten Jeworrek	125,000	164,908	289,908
Henry Klehm III	160,000	164,908	324,908
Loretta J. Mester	125,000	164,908	289,908
Valerie Rahmani	125,000	164,908	289,908
Carol P. Sanders	160,000	164,908	324,908
Cynthia Trudell	125,000	164,908	289,908
(1)Amounts shown reflect the annual retainer and annual committee chair retainers, described below.
(2)The amounts in this column represent the aggregate grant date fair value of time-vested restricted shares granted to our non-employee directors in 2025, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
(“ASC”) Topic 718, excluding the effect of estimated forfeitures. The assumptions made in the valuation of stock awards are discussed in
Note 17. (Stock Incentive Compensation and Employee Benefit Plans) of our 2025 Form 10-K. These values do not represent the actual value the recipient will or has received from the award. On March 1, 2025, each of Messrs. Bushnell, Gidumal, Hennes and Klehm, Drs.
Jeworrek, Mester and Rahmani, and Mses. Sanders and Trudell, were awarded 694 restricted shares, and Mr. Gibbons was awarded
1,325 restricted shares. All of the restricted shares awarded to our non-employee directors in 2025 are scheduled to vest in three substantially equal annual installments beginning on March 1, 2026, subject to the director’s continued service through the applicable vesting date. The aggregate number of stock awards outstanding as of December 31, 2025 for each non-employee director was as follows: Mr. Gibbons: 2,749 restricted shares; Dr. Jeworrek; 1,447 restricted shares; Messrs. Bushnell, Gidumal, Hennes and Klehm,
Mses. Sanders and Trudell, and Dr. Rahmani: 1,439 restricted shares each; and Dr. Mester: 1,090 restricted shares.
Director Compensation Program
The Governance and Human Capital Committee reviews director compensation annually. While the Governance and Human
Capital Committee does not target specific director pay levels against market data, with the assistance of Mercer (U.S.) Inc.
(“Mercer”), its independent compensation consultant, the Governance and Human Capital Committee analyzes the competitiveness of our director compensation using market data for non-employee directors of the same group of peer companies used to evaluate executive compensation (see “The Market for Talent” below). The Governance and Human
Capital Committee reviews both the structure and amount of non-employee director compensation paid at these peer companies. In addition, since the talent market for directors is broader than the market for executives, the Governance and
Human Capital Committee also reviews director compensation among companies in the S&P 500 indices. The Governance and Human Capital Committee did not make any changes to non-executive director compensation in connection with its annual 2025 review.

34 | RenaissanceRe 2026 Proxy Statement
Annual Cash Retainers. During 2025, each of our non-employee directors other than the Non-Executive Chair of the Board received an annual cash retainer of $125,000. Our Non-Executive Chair of the Board received an annual cash retainer of
$190,000. In addition, the Chairs of our Audit Committee, Governance and Human Capital Committee, and Investment and
Risk Management Committee each received a committee chair cash retainer of $35,000. These amounts were consistent with the amounts paid in 2024. If a non-employee director joins the Board after the start of the fiscal year, the director will be paid a prorated retainer based on the number of regularly scheduled Board meetings anticipated to be attended as director, subject to a minimum of 50% of the annual retainer fee.
We reimburse all directors for expenses incurred in connection with service on the Board, including reimbursement of expenses incurred in connection with attending educational seminars. The Non-Executive Chair of the Board is reimbursed for expenses incurred in connection with attending certain industry events and functions. Generally, spousal travel on our corporate aircraft in connection with a business-related trip of a director is permitted, with spousal travel added to the director’s reported U.S. federal income, as applicable, based on the standard industry fare level valuation method. There is no incremental cost to us of providing this benefit and we do not reimburse the directors for the additional tax associated with this benefit.
Equity Awards. Our Governance and Human Capital Committee weighs directors’ compensation heavily in equity-based incentive awards to further align their interests with the long-term interests of our shareholders. During 2025, each non-
employee director other than the Non-Executive Chair of the Board received a grant of restricted shares valued at approximately $165,000, and the Non-Executive Chair of the Board received a grant of restricted shares valued at approximately $315,000. The values of these grants were consistent with the 2024 grants. Restricted shares granted to our non-employee directors generally vest in equal annual installments over three years. These restricted shares generally accelerate and vest on a director’s separation from service on the Board unless a director is requested to depart the Board for cause, in which case such restricted shares are forfeited. Dividends are paid currently on time-vested restricted shares. Non-
employee directors who start mid-year receive a full-value annual restricted stock grant. The date of grant for such awards will be the director’s start date, and the awards will vest on the same dates as the regular director grants.
Limitation on Non-Employee Director Compensation. Pursuant to the RenaissanceRe Holdings Ltd. 2016 Long-Term
Incentive Plan, as amended (the “2016 LTI Plan”), the maximum value of any awards granted to any non-employee director in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year, may not exceed $1,500,000.
Director Equity Ownership Policy; No Hedging or Pledging
Pursuant to our equity ownership policy for independent directors, which is designed to further our goal of aligning the interests of our directors and shareholders, each of our independent directors is required to hold common shares (including vested and unvested restricted shares) having a value equal to five times their then-current annual cash retainer or such lesser amount as the director has been granted to date. Our independent directors generally are not permitted to sell any of the equity granted to them unless they have met their ownership requirements. As of December 31, 2025, all of our independent directors had satisfied their ownership requirements, other than Dr. Jeworrek, who did not join the Company until May 9, 2023, and Dr.
Mester, who did not join the Company until November 6, 2024. However, Drs. Jeworrek and Mester are in compliance with our guidelines because they are not required to purchase shares in the open market in order to satisfy their ownership requirements.
Our directors are subject to our anti-hedging, anti-pledging and other trading policies, which prohibit transactions in our securities outside of designated “window” periods (except pursuant to previously adopted and approved Rule 10b5-1 plans), hedging the market value of any of our securities, and short sales of, or margin loans on, our securities.

RenaissanceRe 2026 Proxy Statement | 35
Executive Officers
Our executive officers provide functional oversight of our business units and have primary responsibility for setting Company policy and decision-making authority. Our executive officers, as defined in the Exchange Act, include our Chief Executive
Officer, Chief Financial Officer, Chief Portfolio Officer, Group Chief Underwriting Officer, Group General Counsel, Chief
Investment Officer, and Chief Accounting Officer.

Kevin J. O’Donnell
Mr. O’Donnell has served as our Chief Executive Officer since July 2013 and as our
President since November 2012. Mr. O’Donnell has served in a number of roles since joining the Company in 1996, including Global Chief Underwriting Officer, Executive Vice President,
Senior Vice President, Vice President and Assistant Vice President. Mr. O’Donnell has also served as the Chair of ClimateWise from 2022 through 2025, and has served as a member of the U.S. Department of the Treasury Federal Advisory Committee on Insurance since
2023. He served as the Chair of the Global Reinsurance Forum from 2018 to 2020 and as the Chair of the Association of Bermuda Insurers and Reinsurers in 2017 and 2018.

President and Chief Executive Officer Age: 59

Robert Qutub
Mr. Qutub has served as our Executive Vice President and Chief Financial Officer since
August 2016. Prior to joining RenaissanceRe, Mr. Qutub served as Chief Financial Officer and Treasurer for MSCI Inc., a leading provider of portfolio construction and risk management tools and services for global investors, from July 2012 to May 2016. Prior to
MSCI Inc., Mr. Qutub was with Bank of America from November 1994 to June 2012, where he held several segment Chief Financial Officer roles. He has served on the Board of
Directors of USAA Federal Savings Bank since June 2014 and also served in the United
States Marine Corps.

Executive Vice President and Chief Financial Officer Age: 64

Ross A. Curtis
Mr. Curtis has served as our Chief Portfolio Officer since January 2023 and Executive Vice
President since May 2020. Mr. Curtis has served in a number of roles since joining the
Company in 1999 as a Catastrophe Reinsurance Analyst, including Group Chief
Underwriting Officer from 2014 to 2022, Chief Underwriting Officer of European Operations
based in London from 2010 to 2014 and Senior Vice President of Renaissance Reinsurance
Ltd. in Bermuda, primarily responsible for underwriting the international and retrocessional property catastrophe portfolios and assisting in the development of our specialty reinsurance lines, from 2006 to 2010.

Executive Vice President and Chief Portfolio Officer Age: 53

David Marra
Mr. Marra has served as our Executive Vice President and Group Chief Underwriting
Officer since January 2023. Mr. Marra has served in a number of roles since joining the
Company in 2008 as a Vice President, including Senior Vice President and Chief
Underwriting Officer – Casualty & Specialty from 2014 to 2022, and President of
Renaissance Reinsurance U.S. Inc. from 2016 to January 2023. Mr. Marra has over 25 years of insurance and reinsurance experience, including more than 15 years in the
Bermuda reinsurance market in various underwriting and actuarial positions.

Executive Vice President and Group Chief Underwriting Officer Age: 51

36 | RenaissanceRe 2026 Proxy Statement

Shannon L. Bender
Ms. Bender has served as our Group General Counsel and Corporate Secretary since joining the Company in January 2021 and as Executive Vice President since June 2022, when she was promoted from Senior Vice President. Prior to joining RenaissanceRe, Ms.
Bender served as Senior Vice President and Chief Corporate Counsel of CIT Group Inc.
(“CIT”), a publicly listed financial and bank holding company. Prior to working at CIT, Ms.
Bender was a Partner at Fried, Frank, Harris, Shriver & Jacobson LLP in New York.

Executive Vice President, Group General Counsel and Corporate Secretary Age: 59

Sean Brosnan
Mr. Brosnan has served as our Senior Vice President and Chief Investment Officer since
April 2017. Mr. Brosnan has served in a number of roles since joining the Company in
2004, including Vice President, Managing Director of Investments from 2012 to 2017 and
Chief Executive Officer of Renaissance Reinsurance of Europe Unlimited Company from
2014 to 2017. Prior to joining the Company, Mr. Brosnan worked in investment and finance positions at Irish Life Investment Managers and Bank of Ireland. Mr. Brosnan is a
Chartered Certified Accountant and a CFA Charterholder.

Senior Vice President and Chief Investment Officer Age: 50

James C. Fraser
Mr. Fraser has served as our Senior Vice President and Chief Accounting Officer since
December 2016. He joined RenaissanceRe in 2009 and served as our Vice President and Head of Internal Audit from 2011 through 2016. Prior to joining the Company, Mr.
Fraser worked in finance and risk management positions at XL Capital and Deloitte. Mr.
Fraser is a Chartered Professional Accountant and a Certified Internal Auditor.

Senior Vice President and Chief Accounting Officer Age: 50

RenaissanceRe 2026 Proxy Statement | 37
Executive Compensation

PROPOSAL 2

Advisory Vote on the Compensation of Our Named Executive Officers

The Board unanimously recommends that shareholders vote FOR the approval of the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this proxy statement.

Overview of Proposal
We are submitting to our shareholders an advisory vote, commonly known as a “say-on-pay” proposal, to approve the compensation of our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.
This advisory vote gives shareholders a mechanism to convey their views about our executive compensation program and policies. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The following resolution will be submitted for a shareholder vote at our Annual Meeting:
“RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Company’s Annual General Meeting pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
We currently hold say-on-pay votes annually, and we expect to hold the next such vote at our 2027 Annual Meeting.
The Board urges you to review carefully the information under the heading “Executive Compensation” in this proxy statement and to vote, on an advisory basis, to approve the compensation of our named executive officers. Although your vote on executive compensation is not binding on the Board or the Company, the Board values the views of the Company’s shareholders. The Board and the Governance and Human Capital Committee will review the results of the vote and take them into consideration in addressing future compensation policies and decisions.
Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote thereon.

38 | RenaissanceRe 2026 Proxy Statement
Compensation Discussion and Analysis
Our named executive officers are:

Kevin J. O’Donnell President and Chief Executive Officer	Robert Qutub Executive Vice President and Chief Financial Officer	Ross A. Curtis Executive Vice President and Chief Portfolio Officer	David Marra Executive Vice President and Group Chief Underwriting Officer	Shannon L. Bender Executive Vice President, Group General Counsel and Corporate Secretary
Executive Summary
Our Strategy and Compensation Philosophy
RenaissanceRe is a global provider of reinsurance and insurance. Our mission is to match desirable risk with efficient capital, and our vision is to be the best underwriter. We believe that this will allow us to produce superior returns for our shareholders over the long term, and enable our purpose to protect communities and enable prosperity. We seek to accomplish these goals by delivering a value proposition composed of leadership, expertise and partnership, through our operation as an integrated system of three competitive advantages: superior risk selection, superior customer relationships and superior capital management.
We have a team-based approach to leading, managing and operating the Company. Our executives develop and implement our strategy on a Company-wide basis, in addition to being responsible for their specific business units and functions. Our executive compensation program is designed to reflect this approach, rewarding executives based on overall Company performance.

Our executive compensation program is designed to:
•support our strategy and risk management practices;
•align the interests of our executives with the long-term
interests of our shareholders;
•encourage operational and financial consistency over the
market cycles and earnings volatility that are inherent and
unique to our industry; and
•promote our team-based approach.

We do this by:
•making a meaningful portion of named executive officer
compensation at-risk pay through annual incentive bonuses
and long-term incentive awards;
•rewarding our named executive officers based primarily on
our overall performance rather than the performance of
individual business units or functions; and
•requiring our named executive officers to own a significant number of our shares and prohibiting pledging, hedging and
similar transactions of our shares.

Over the last several years, we have executed on our multi-year strategy to transform our business and position
RenaissanceRe to succeed in the rapidly evolving reinsurance market. In 2023 and 2024, we acquired and successfully integrated Validus, achieving the increased scale which we believe positions us among the five largest global property and casualty reinsurers. In 2025, we focused on building on the successful integration of Validus with an emphasis on maintaining our underwriting portfolio and optimizing our operations. We achieved our goals by enhancing our access to risk, maintaining our best in class underwriting capabilities, preserving underwriting margin, and continuing to grow our investment income and fee income generating business.
Over the last 10 years, we have made key strategic decisions to build the capabilities and scale that we believe will allow us to generate superior returns in an evolving marketplace. We have differentiated and selectively grown our underwriting portfolio in response to market conditions and the ongoing impacts of climate change. Over time, we have successfully grown our three principal drivers of profit: underwriting income; fee income; and investment income. We believe the successful implementation of our strategy is a reflection of the experience and skill of our leadership, including our named executive officers, along with our superior underwriting expertise. With these changes and our general increase in scale, we have become a more complex organization, requiring enhanced management and Board oversight to appropriately align our enterprise risk management to maximize shareholder returns and support the long-term sustainability of the Company.

RenaissanceRe 2026 Proxy Statement | 39
2025 Executive Compensation Highlights
To achieve the goals of our executive compensation program, the Governance and Human Capital Committee ties a significant portion of the compensation of our Chief Executive Officer and other named executive officers to the Company’s short- and long-term performance. We measure success against a mix of key performance metrics, the majority of which are objectively measurable. We believe this mix of metrics aligns the interests of our executives and shareholders and rewards our Chief
Executive Officer and other named executive officers for delivering strong performance on our strategic plan without incentivizing excessive risk taking.
2025 Annual Target Pay Mix

	Description	Performance Period/Metrics

Salary	Fixed component of compensation	■Reflects expertise and scope of responsibilities in a competitive market for executive talent

Annual Incentive Bonus
Annual, at-risk cash incentive program
designed to promote achievement of
financial metrics and strategic goals
and objectives against pre-defined
targets that support long-term growth
and operational efficiencies.
■One-year performance period ■Metrics (weighting): •Adjusted Operating ROE(1) vs. target (50%) •Ratio of actual gross premiums written to budget (20%) •Board-approved strategic goals and objectives (30%)

Long-Term Incentive Awards (At-risk, long-term, equity-based compensation to encourage multi- year performance and retention)	Time-Vested Restricted Shares ■Subject to service-based vesting ■Comprise 50% of annual long-term incentive awards for all named executive officers	■Four-year vesting period (equal annual installments)

Performance Shares ■Subject to both performance-and service-based vesting ■Comprise 50% of annual long-term incentive awards for all named executive officers
■Three-year performance/vesting period
■Metrics (weighting):
•Average change in book value per common share plus
change in accumulated dividends (75%)
•Average underwriting expense ratio rank compared to
peers (25%)

Short-Term
At-Risk Pay
Long-Term
(1)For additional information on our calculation of Adjusted Operating ROE and how the Governance and Human Capital Committee
determines the target, see “Annual Incentive Bonus Design and Mechanics—Performance Metrics.”
The Governance and Human Capital Committee does not mandate a specific allocation among the compensation components, but believes that a majority of total direct compensation should be at-risk and subject to the achievement of performance objectives and/or our stock price performance as well as service-based vesting criteria. Mr. O’Donnell has the highest overall percentage of performance-based and at-risk pay, followed by the other named executive officers, who report to
Mr. O’Donnell and are members of our management governance committee, along with Mr. O’Donnell.
The Governance and Human Capital Committee conducted an in-depth assessment of the competitive pay environment in
2025 with input from its independent compensation consultant, Mercer, and determined that the compensation program continued to reflect the needs of the Company, with the majority of executive pay being at-risk and subject to successful execution against pre-set performance metrics. The annual target pay mixes for the named executive officers were generally consistent with the prior year, with slight increases in percentage of pay at-risk pay for some of our named executive officers.
The details of the components of the pay mix are discussed below under “Principal Components of Our Executive
Compensation Program.”
As part of its ongoing review of the compensation of our named executive officers, in 2026, the Governance and Human
Capital Committee increased the percentage of each named executive officers’ annual target pay mix that is tied to the achievement of pre-established performance objectives by increasing the portion of the long-term incentive award delivered in performance shares from 50% to 60% for awards made in 2026. This change was made to further align our named executive officers’ compensation with long-term value creation.

40 | RenaissanceRe 2026 Proxy Statement
The annual target pay mix for our Chief Executive Officer and each of our other named executive officers for 2025 was:

14%
Salary

20-22%
Salary

27%
Time Vested Restricted Shares

23-25%
Time Vested Restricted Shares
86%
At-Risk
78-80%
At-Risk

32%
Annual Incentive Bonus

27%
Performance Shares

23-25%
Performance Shares

30-33%
Annual Incentive Bonus
*Due to rounding, percentages may not total precisely.
Link Between Pay and Performance for 2025
When reviewing the performance and considering the compensation of our named executive officers, the Governance and
Human Capital Committee considers our strategic, operational and financial performance over both the short and long term.
The Governance and Human Capital Committee evaluates and sets performance goals that are designed to be rigorous, with the goals set at the time of grant for all performance-based compensation.
In 2025, we benefited from strong execution of our consistent long-term strategy. We believe that we realized the benefits of our increased scale and diversification, delivering strong financial results across all three drivers of profit. We saw strong performance against our strategic plan, exceeded our target Adjusted Operating ROE and met our gross premiums written target for the year. As a result, our 2025 annual incentive bonuses paid out at 175% of target.
For metrics applicable to our 2023 performance share awards, we achieved above-target performance on both metrics –
average change in book value per common share plus change in accumulated dividends over the three-year performance cycle and three-year average underwriting expense ratio rank compared to peers. As a result, our performance shares for the
2023 to 2025 performance period paid out at 179% of target.

RenaissanceRe 2026 Proxy Statement | 41
The graphic below provides supplemental disclosure regarding the performance metrics under our incentive programs and the achievement levels against those metrics and should not be viewed as a substitute for the disclosure included in
“Pay Versus Performance.”

Adjusted Operating ROE(1)	22.5% (Target of 10.27%)	Annual Incentive Bonus 175% of Target
Gross Premiums Written	$11.7B (101.6% of Budget)

■Consistent commitment to our strategy as a global reinsurer
■Strong performance across Three Drivers of Profit
■Demonstrated resiliency of results from diversified earnings streams
■Continued to deliver on our value proposition composed of leadership, expertise and partnership
■Absorbed losses while providing efficient capacity to customers
■Prudent capital management in volatile environment
■Enhanced share repurchase program
■Realized benefits of enhanced scale and diversification
■Continued to enhance operations to execute at scale
■Effective succession planning and talent management

Three-Year Average Change in Book Value per Common Share plus Change in Accumulated Dividends(2)	35.2% (Target of 7.0%)	Performance Shares 179% of Target
Three-Year Average Underwriting Expense Ratio Rank Compared to Peers(2)	31.5% (6th Best in Peer Group)
Financial
Performance
Metrics
Annual Incentive Bonus
Strong Strategic
Plan Performance
Performance Shares
(1)For additional information on our calculation of Adjusted Operating ROE and how the Governance and Human Capital Committee
determines the target, see “Annual Incentive Bonus Design and Mechanics—Performance Metrics.”
(2)The calculation of these metrics is described in more detail in “2025 Performance Share Metrics” below.

42 | RenaissanceRe 2026 Proxy Statement
Executive Compensation Best Practices
We remain committed to continually reviewing and improving our executive compensation program to reflect the views of our shareholders and implement commonly-viewed best practices. Some highlights of the best practices we have implemented in our executive compensation program include the following:

Tie Pay to Performance, with a Goal-Setting Process Aligned to Shareholder Returns
Robust Share Ownership Guidelines
Clawback Policy for Incentive Compensation
Minimum Vesting Periods for Equity Awards
Independent Compensation Consultant
Active Shareholder Engagement
Maximum Payout Cap for Long-Term Incentives and Annual Incentive Bonus
Double-Trigger Severance and Vesting in the Event of a Change in Control
Fixed Share Reserve for Equity Awards

No Tax Gross-ups for Excise Taxes or Perquisites*
No Special Retirement Arrangements for Executive Officers
No Option or Stock Appreciation Rights Repricing
No Hedging, Pledging or Unapproved Trading Plans
No Dividends or Dividend Equivalents Paid on Unvested Performance Shares
No Vesting of Performance Shares if Threshold Performance Not Met

*Excludes tax reimbursements provided to all employees for taxes incurred when required to work in a tax jurisdiction other than their primary work jurisdiction and, for Mr. O’Donnell and Mr. Qutub only, tax reimbursements for additional taxes incurred on their housing allowances as a result of the application of the foreign income tax exclusion and stacking rules under the Internal Revenue Code.

Shareholder Engagement
We recognize the value of engaging in a dialogue with our shareholders to solicit their views and input. Our ongoing engagement includes interactions led by our investor relations team with many of our largest shareholders, and regular participation by members of our executive leadership in investor conferences. Members of senior management also engage with investors in meetings that are primarily focused on corporate governance, executive compensation, and sustainability topics, some of which may include participation by an independent director. Our Board appreciates the insights gained in these discussions and receives a summary of shareholder engagement, including shareholder feedback, at each quarterly Board meeting. The Governance and Human Capital Committee is also provided with a detailed summary of direct shareholder communications at each quarterly committee meeting.

Over the course of 2025, we reached out to a broad group of our shareholders
We engaged with shareholders representing approximately 54% of shares outstanding.

We engaged with shareholders in multiple ways	We discussed a number of topics with shareholders

■Financial performance and Three Drivers of Profit
■Capital management framework
■Market outlook
■Purpose and long-term strategy, including integration of
Validus
■Executive compensation, including program design and
shareholders’ rationale for advisory say-on-pay votes
■Board composition and refreshment
■Sustainability strategy
■Human capital and culture

One-on-one meetings	Quarterly financial results conference calls	Annual Letter to Shareholders

Regular participation in industry conferences	Press releases and our investor website

RenaissanceRe 2026 Proxy Statement | 43
Our Say-on-Pay Vote
We believe the results of the annual advisory “say-on-pay” vote at our 2025
Annual Meeting, where approximately 95% of the votes cast were in support of the compensation of our named executive officers, indicate strong shareholder support of our program. After considering the 2025 say-on-pay results as well as the feedback received during our engagement with shareholders, the
Governance and Human Capital Committee determined that the Company’s executive compensation philosophy and objectives and compensation elements continued to be appropriate and did not make any significant changes to the
Company’s executive compensation program in response to the 2025 say-on-pay vote.
95%
Executive Compensation Determination Process
In order to design an executive compensation program that aligns the interests of our executives with the long-term interests of our shareholders, our Governance and Human Capital Committee leads a rigorous and continuous process evaluating our executive compensation program throughout the year.

Assess
•Feedback on compensation program from shareholder outreach, as well as through annual say-on-pay vote
•Market data with Mercer to determine competitiveness
•Alignment of performance measures with our overall strategy
•Ability of our incentive plan to attract, motivate and retain highly talented executive officers
•Annual risk review of our compensation structure, elements and incentives, including perquisites and personal benefits
•Makeup of peer group

Establish
•Performance metrics for short- and long-term awards
•Specific targets, thresholds and maximums for each performance metric
•Relevant compensation and performance share peer groups
•Performance goals for our Chief Executive Officer
•Salary and target annual incentive bonus levels for our named executive officers

Monitor	•Regular discussions with management and Mercer •Executive sessions during regular quarterly Board meetings to review progress against financial and strategic goals

Approve
•Performance metric results for short- and long-term awards
•Achievement of strategic objectives for annual incentive bonuses
•Perquisites and personal benefits
•Final total compensation for our Chief Executive Officer and each named executive officer

44 | RenaissanceRe 2026 Proxy Statement
Roles and Responsibilities

Governance and Human Capital Committee

Our Governance and Human Capital Committee establishes and oversees our executive compensation philosophy and has primary responsibility for overseeing executive compensation policies and programs.
•Determines all aspects of our Chief Executive Officer’s compensation
•Approves compensation for all other named executive officers, after considering the Chief Executive Officer’s recommendations
•Meets at least quarterly, and meetings may include other members of the Board, members of management and third-
party advisors
•Conducts an executive session at each meeting with no members of management present
•Only committee members may vote on committee matters
•The Governance and Human Capital Committee’s responsibilities with respect to compensation are set forth in its charter, and are described in more detail above under “Corporate Governance and Human Capital Management
Committee”

Independent Compensation Consultant

The Governance and Human Capital Committee has retained Mercer as its independent compensation consultant to provide market intelligence on compensation trends, views and recommendations with respect to our compensation programs, and analyses and recommendations with respect to the amount and form of senior executive and director compensation.
Assessment of Independence
•During 2025, the Governance and Human Capital Committee renewed its engagement of Mercer, a wholly owned subsidiary of Marsh (MRSH) (formerly Marsh McLennan) as its independent compensation consultant
•No member of management or the Governance and Human Capital Committee has any contractual or pecuniary arrangement with Mercer
•During 2025, Mercer performed compensation advisory services on behalf of the Governance and Human Capital
Committee. We incurred fees in 2025 in respect of these engagements totaling approximately $625,000. The
Governance and Human Capital Committee approved fees for all compensation advisory services
•Other subsidiaries of Marsh acted as a broker or agent with respect to 34% of our gross premiums written and 34% of ceded written premiums in 2025, and provided $15,000 of investment consulting services. The Governance and
Human Capital Committee was not involved in the decision to engage, or the approval of, the engagement of the other subsidiaries of Marsh for these other services
•After considering the independence factors under the NYSE listing standards, the Governance and Human Capital
Committee has assessed the independence of Mercer pursuant to the SEC rules and the NYSE listing standards and has concluded that the engagement did not raise any conflicts of interest

Management

Our executive officers and key members of our human resources function help support the Governance and Human
Capital Committee’s executive compensation process, and collaborate on the development of our strategic plan, which the Governance and Human Capital Committee uses as the basis for setting the goals and targets for our performance-
based compensation.
Chief Executive Officer
•Regularly attends and participates in portions of the Governance and Human Capital Committee’s meetings
•Provides the Governance and Human Capital Committee with strategic context regarding our products, underwriting and operational risks, strategy and performance, and shareholder value-creation over time
•Collaborates with the Governance and Human Capital Committee on matters such as the alignment of our incentive plan performance measures with our overall strategy and the impact of the design of our equity incentive awards on our ability to attract, motivate and retain highly talented executive officers
•Makes recommendations regarding the compensation of executive officers who report to him, including our named executive officers, and provides feedback on their performance

RenaissanceRe 2026 Proxy Statement | 45
Peer Group
The Market for Talent
Our ability to attract and retain talented executive officers is critical to achieving our strategic goals. We believe that the pool of candidates that meet our criteria is small and that competition for talent continues to increase.
While the Governance and Human Capital Committee does not target specific market positioning for compensation component levels or total compensation of the named executive officers, it periodically assesses the competitiveness of the compensation levels of our named executive officers and considers the overall competitive market in which we operate. With the assistance of management and its independent compensation consultant, Mercer, the Governance and Human Capital Committee uses market data of a group of peer companies to conduct this assessment.
Peer Selection
The Governance and Human Capital Committee dedicates significant time and effort to developing a relevant compensation peer group for the Company and works with Mercer and management to regularly review and assess the peer group to evaluate its continued applicability. Our compensation peer group is used to analyze and make decisions regarding our executive compensation program and levels. It is composed of companies with significant reinsurance and insurance operations and risk portfolios that are comparable to ours, taking into account the criteria described below.
In selecting peers, the Governance and Human Capital Committee considers the following key criteria:
Key Criteria When Identifying Peer Group Companies

Companies that have a similar business and whose results are driven by a similar risk portfolio
•The companies in our compensation peer group are companies with which we compete for business.
•The companies are in risk-bearing businesses with significant reinsurance operations and risk portfolios, with similar financial characteristics.
•To achieve an adequate sample size, the compensation peer group includes reinsurers and talent competitors that primarily focus on property and casualty insurance.

Company size, by revenue and market capitalization
•We consider both the revenue and market capitalization of prospective peer companies.
•Our market presence and financial position are broadly comparable with our compensation peer group as a whole and with the individual companies that comprise it.
•We review the competitive pay information for all companies individually, rather than relying on average or other summary statistics that may be distorted by outliers, to better understand the full distribution of market compensation data.

Companies we compete with for qualified executive talent
•The companies in our compensation peer group are companies with which we compete for executive talent and from which we seek to attract qualified executives.
•The companies have similar professional skill and talent needs.
•We consider companies who select us for inclusion in their peer group.

Companies located in similar jurisdictions
•Companies in similar jurisdictions to us are in competitive pay markets with similar pay practices.
•While our Bermuda location means that we compete in a unique geographic talent market, we also compete for executive talent with U.S.-based companies.

Consistency from year-to-year	•We seek to maintain consistency in the peer group from year-to-year, to the extent possible and appropriate to support long-term alignment of goal measurement.

46 | RenaissanceRe 2026 Proxy Statement
Each year, in consultation with Mercer, the Governance and Human Capital Committee conducts a review and assessment of our existing peer group, including consideration of our peer selection criteria. In 2024, following this review, and considering factors such as the Company’s larger size after the acquisition of Validus, the Governance and Human Capital Committee
determined the composition of our compensation peer group to be used to monitor and evaluate compensation trends and formulate plans for our executive compensation program for 2025. Argo Group International Corporation was removed following its acquisition by Brookfield Reinsurance Ltd. and Greenlight Capital Re was removed due to its smaller size relative to the Company. The Hartford Financial Services Group, Inc., Reinsurance Group of America, Incorporated, CNA Financial
Corporation, and Cincinnati Financial Corporation were added given their alignment with the Company’s selection criteria, in particular their size, position in the industry, and general peer alignment and overlap. Following its 2025 peer group review, the
Governance and Human Capital Committee determined that it would not make any changes to our  compensation peer group which will be used to inform 2026 compensation decisions. Executive compensation determinations made for 2025 were based on the peer group identified below:

Compensation Peer Group

•American Financial Group, Inc. •Arch Capital Group Ltd. •AXIS Capital Holdings Limited •Cincinnati Financial Corporation •CNA Financial Corporation •Enstar Group Limited •Everest Group, Ltd.
•Markel Group Inc.
•Reinsurance Group of America, Incorporated
•Selective Insurance Group, Inc.
•SiriusPoint Ltd.
•The Hanover Insurance Group, Inc.
•The Hartford Financial Services Group, Inc.
•W. R. Berkley Corporation

Due to industry consolidation, the number of standalone publicly traded reinsurance companies comparable to the Company has decreased over the past several years. Nevertheless, we believe this is a carefully considered peer group comprised of companies that we compete with for business, executive talent or both. We also monitor the compensation practices of large insurance companies and non-traditional entrants into our industry with which we compete for talent to inform our compensation program design and determinations.
As discussed below under “Principal Components of our Executive Compensation Program,” in addition to our compensation peer group, we also have peer groups against which we measure certain performance metrics for performance shares.
Managing Dilution
Management and the Governance and Human Capital Committee balance the goal of aligning the interests of our executives and employees with the long-term interests of shareholders with active monitoring of our equity-based grant practices and potential for shareholder dilution. In determining 2025 equity-based grants, the Governance and Human Capital Committee and the Board considered our prior equity grant practices, outstanding equity awards, and the impact on shareholder dilution of these instruments and of contemplated grants. We periodically analyze the impact of our equity-based grants on dilution and share plan utilization models used by our institutional shareholders and by third parties who issue proxy voting recommendations.

RenaissanceRe 2026 Proxy Statement | 47
Principal Components of Our Executive Compensation Program
Salary
Base salaries provide a fixed component of compensation at a competitive level to attract and retain executives. Salaries for our named executive officers are based on several factors, including the scope of job responsibilities, experience, expertise, performance and competitive market compensation. From time to time, salaries may be adjusted to reflect promotions, increases in responsibilities and competitive considerations. In 2025, Messrs. O’Donnell, Qutub and Curtis received salary increases to reflect the increased complexity and scale of the organization, and to further align them with the competitive market as supported by competitive practices data provided by Mercer. In the case of Messrs. O’Donnell and Curtis, their last increases in base salary were in 2021 and, in the case of Mr. Qutub, his last increase in base salary was in 2023.

Name	2024 Salary ($)	2025 Salary ($)	% Increase

Kevin J. O’Donnell	1,180,000	1,300,000	10%
Robert Qutub	675,000	800,000	19%
Ross A. Curtis	725,000	775,000	7%
David Marra	900,000	900,000	—%
Shannon L. Bender	600,000	600,000	—%
Annual Incentive Bonus
Our annual incentive bonus contributes to the alignment of compensation and corporate performance for our named executive officers and other employees. Amounts are earned based on our attainment of both financial measures and quantitative and qualitative strategic and operating accomplishments, representing a form of variable pay. The Governance and Human Capital
Committee and management believe that quantitative results should be the primary, but not the sole, measure of executive performance. This is because our business is subject to significant volatility over the short- and intermediate-term due to our exposure to catastrophic events, which makes it difficult to evaluate performance purely on a quantitative basis. The mix of quantitative and qualitative objectives is chosen to encourage underwriting discipline and to discourage excessive or inappropriate risk taking. The objectives also emphasize the investment of time and resources in projects to increase scalability and efficiency that will benefit shareholders over the long term. When considered together with the other components of our program that utilize different performance metrics and time frames, we believe the mix aligns with our corporate strategy and helps ensure that short-term corporate performance is not pursued at the expense of long-term shareholder value creation.
We believe that our performance-based annual incentive bonus process fosters relative internal pay equity and aligns employees with overall corporate results in a manner consistent with our team-based compensation philosophy and organizational culture.
Annual Incentive Bonus Design and Mechanics
Each year, in connection with its annual compensation review, the Governance and Human Capital Committee reviews our annual incentive bonus design to assess the design’s alignment with our pay-for-performance philosophy and current strategy and operating environment. At the beginning of each year, as part of this review, the Governance and Human Capital
Committee determines a target level for each named executive officer’s annual incentive bonus and selects and approves the financial performance metrics and strategic goals and objectives that will be used to determine the ultimate amount of the annual incentive bonus. This includes establishing specific targets, thresholds and maximums for each of the performance metrics.
Following year end, the Governance and Human Capital Committee measures our performance against the approved financial metrics and strategic goals and objectives to determine a “business performance factor.” The business performance factor is equal to the sum of the outcomes for each performance metric, calculated as the percentage achievement multiplied by its relative weight, and subject to a maximum. Bonus allocations for employees, including our named executive officers, are then made from a pool funded by multiplying the aggregate target bonuses by the business performance factor after adjusting for individual performance and contributions.

48 | RenaissanceRe 2026 Proxy Statement
2025 Annual Incentive Bonus Determinations
Annual Incentive Bonus Target Levels
The target levels, as a percentage of base salary, for each named executive officer’s 2025 annual incentive bonuses were the same as the 2024 levels.

Name	2024 Target (% of Salary)	2025 Target (% of Salary)

Kevin J. O’Donnell	225%	225%
Robert Qutub	150%	150%
Ross A. Curtis	150%	150%
David Marra	150%	150%
Shannon L. Bender	150%	150%
These amounts were determined by the Governance and Human Capital Committee based on its annual analysis of the competitiveness of our executive compensation program, which is conducted with the assistance of Mercer. The Governance and Human Capital Committee believes these amounts reflect our competitive position in the industry and support our goal of having a significant portion of our named executive officer pay be at-risk.
Performance Metrics
For 2025, the Governance and Human Capital Committee approved a mix of financial performance metrics and strategic goals and objectives in its annual incentive bonus determinations that was consistent with 2024, as set forth below. The Governance and Human Capital Committee believes that each financial performance metric represents an important measure of the financial success of our business, and, together with the strategic goals and objectives, serve to balance risk and reward and drive achievement of our strategic goals.
The performance metrics approved by the Governance and Human Capital Committee for 2025 are set forth below.

20% Ratio of actual gross premiums written to budget	50% Adjusted Operating ROE versus target	30% Strategic accomplishments
Adjusted Operating ROE represents our reported operating income (loss) available for (attributable to) RenaissanceRe common shareholders, adjusted by a portion of the impact of catastrophe events, and divided by beginning of year common equity. Our intention is to reflect the impact of catastrophe losses, but mitigate the impact in extreme years that have either high or low catastrophe activity. The adjustment limits the impact of catastrophe activity to 40% of anticipated catastrophe losses in the annual operating plan while retaining 60% of the net negative impact of catastrophe losses for the current fiscal year above the set limit percentage. The anticipated catastrophe losses in the annual operating plan reflects an average catastrophe loss ratio for each of the property catastrophe and critical catastrophe components of our other property book of business. The Average Operating ROE target approved by the Governance and Human Capital Committee was established by calculating RenaissanceRe’s cost of equity under a capital asset pricing model (“CAPM”) and adding a margin that approximates the market implied cost of equity over the preceding 10 years based on long-term observable inputs. We believe that Adjusted Operating ROE is an appropriate metric because it provides an accurate measure of our results of operations while reducing variability and improving year-over-year comparability with prior results.
The gross premiums written target aligns to our annual operating plan, which considers our growth targets and our strict underwriting discipline, and rewards profitable growth in line with our risk appetite. In 2023 gross premiums written target increased by 7% from the prior year, and in 2024 the target increased by an additional 39%. However, due to the nature of our industry and our strategy of proactive cycle management, for 2025, our gross premiums written target reflected a decrease of less than 1% from 2024. Due to the nature of our industry and our strategy of proactive cycle management, our budgeted gross premiums written target may be variable from year-to-year depending on anticipated market conditions.

RenaissanceRe 2026 Proxy Statement | 49
The Board reviews our strategic plan annually, and at the beginning of each year, the Governance and Human Capital
Committee uses the strategic plan as the basis for setting the strategic goals and objectives for the annual incentive bonus.
Upon completion of the year, the Governance and Human Capital Committee reviews and evaluates a detailed analysis of the
Company’s performance against those pre-established strategic plan goals and objectives in order to determine the strategic accomplishments score, as discussed in more detail under “2025 Payout Determination” below.
Our accomplishments against the strategic goals and objectives approved for 2025 included:

Summary strategic goals and objectives:	Strategic accomplishments:

Consistent commitment to our strategy as a global reinsurer
•Demonstrated resiliency of results from diversified earnings streams
•Continued to deliver on our value proposition composed of
leadership, expertise and partnership
•Implemented a more client-centric renewal framework
•Absorbed losses while providing efficient capacity to customers
•Launched Medici UCITS catastrophe bond fund

Generate strong performance across Three Drivers of Profit	•Underwriting income of $1.3 billion •Net investment income of $1.7 billion •Fee income of $328.9 million

Actively manage capital to optimize returns
•Enhanced share repurchase program - repurchased
approximately $1.6 billion of common shares; reduced share
count by 12.8%
•Prudent capital management in volatile environment
•Generated strong investment returns
•Increased dividend for thirty-first consecutive year

Deliver enhancements to our operating model to increase the scalability of our global platform
•Continued to enhance operations and infrastructure to better operate at scale
•Enhanced talent development programs and framework for
progression
•Invested in infrastructure and data insight projects to better serve clients

50 | RenaissanceRe 2026 Proxy Statement
Full details of the specific targets, thresholds and maximums for each metric, as well as the actual results for 2025, are set forth in the graphic below. For each performance metric, an actual result below the set threshold would result in no payout related to that metric.

Adjusted Operating ROE = 22.5% 2.19x Target	GPW = $11.7B 101.6% of budget			Strategic Projects Score = 2.59

Performance Metrics	Goals(1)			Payout as a % of Target	Weight
	Threshold	Target	Maximum

Adjusted Operating ROE versus Target(2)				200%	50.0%
Ratio of Actual Gross Premiums Written to Budget				108%	20.0%
Strategic Projects Score(3)				179%	30.0%

				Bonus Pool Funding 175%

2.19x

	Target x 0.5	10.27%	≥Target x 1.5
Payout %:	50%	100%	200%
Financial Performance Metrics

101.6%

	70%	100%	≥120%
Payout %:	50%	100%	200%

2.59

	0.9	1.8	≥3.0
Payout %:	10%	100%	200%
Strategic
Accomplishments
(1)Actual payout between threshold and target and target and maximum is determined by straight-line interpolation. Performance below threshold results in no payout for the applicable metric.
(2)For additional information on our calculation of Adjusted Operating ROE and how the Governance and Human Capital Committee
determines the target, see “Annual Incentive Bonus Design and Mechanics—Performance Metrics.”
(3)With input from management and in conjunction with the Board’s annual review of our strategic plan, the Governance and Human Capital
Committee evaluates performance on the pre-established strategic goals and objectives, resulting in a strategic projects score between 0 and 3.0, which translates to a specific payout on the pre-established payout schedule.
2025 Payout Determination
In February 2026, the Governance and Human Capital Committee reviewed the Company’s performance for the 2025 fiscal year and the payout formula for determining the business performance factor. Performance against financial metrics is calculated formulaically based on actual results and the Governance and Human Capital Committee determined that it would not exercise discretion to reduce the payout determination. To determine performance against our strategic plan, the
Governance and Human Capital Committee reviews detailed information provided by management regarding progress on each of the various pre-established goals and objectives and consults with the Audit Committee, the Investment and Risk
Management Committee, and the Non-Executive Chair of the Board, then gives a score to each area and averages the results to determine a final “strategic projects score” that corresponds to a pre-established payout percentage. The Governance and
Human Capital Committee believes that, as discussed above under “Link Between Pay and Performance for 2025,” the
Company performed very well against the pre-established strategic goals and objectives for the annual incentive bonuses for
2025.

RenaissanceRe 2026 Proxy Statement | 51
Based on our actual performance achievements, the Governance and Human Capital Committee established an overall business performance factor of 175% of target for 2025 (in accordance with the formula described above) and determined that the actual annual incentive bonus for 2025 for each named executive officer would be equal to our business performance factor of 175%, multiplied by their target bonus amount.
The target and actual annual incentive bonuses for 2025 for each of our named executive officers, as determined by the
Governance and Human Capital Committee, are set forth in the table below:

Name	Base Salary ($)	Target 2025 Bonus as a Percent of Base Salary (%)	Target 2025 Bonus ($)	Actual 2025 Bonus ($)

Kevin J. O’Donnell	1,300,000	225%	2,925,000	5,118,750
Robert Qutub	800,000	150%	1,200,000	2,100,000
Ross A. Curtis	775,000	150%	1,162,500	2,034,375
David Marra	900,000	150%	1,350,000	2,362,500
Shannon L. Bender	600,000	150%	900,000	1,575,000
Long-Term Incentives

Performance shares made up 50% of the 2025 annual long- term incentive awards for named executive officers

Our long-term incentive awards link the compensation of our named executive officers directly to corporate performance over the long term. These awards make up a significant component of total direct compensation. For all of our named executive officers, the long-term incentive award consisted of a combination of performance shares and time-vested restricted shares. The combination of awards with performance-based and service-based vesting supports our pay-for-performance philosophy by encouraging long-term performance, retention and shareholder value-
creation and fostering an ownership culture.
Long-Term Incentive Award Mechanics
The Governance and Human Capital Committee and senior management monitor the Company’s equity grant practices to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. Generally, the Governance and Human Capital Committee makes annual long-term incentive awards to the named executive officers in connection with its annual review of compensation in the first quarter of the year, after results for the preceding fiscal year become available and after review and evaluation of each executive officer’s performance, enabling the Governance and
Human Capital Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions. Generally, the Governance and Human Capital Committee makes decisions regarding annual equity awards shortly following the public release of results for the preceding year, which is a time when the Company is less likely to have material non-public information that could impact our stock price. The annual grants have historically had a pre-established effective date of March 1 of each year, therefore, any release of material non-public information following the grants would be coincidental. The Governance and Human Capital Committee may also grant equity awards from time to time to reflect promotions, special achievements, new hires or retention needs. The Governance and Human Capital Committee does not intend to make one-time awards absent exceptional circumstances.
Time-vested restricted shares generally vest in four equal annual installments subject to continued service with the Company.
Performance share awards generally have a three-year performance period, and cliff vest at the end of a three-year service period.
The Governance and Human Capital Committee reviews the terms and conditions of our performance shares at least annually to assess alignment with our strategic plan. It selects the performance metric or metrics that will be used, and sets specific targets, thresholds and maximums.

52 | RenaissanceRe 2026 Proxy Statement
Dividends are generally payable currently with respect to time-vested restricted shares. Dividends are accrued on unvested performance shares and are paid without interest at the same time as the underlying shares vest. No dividends are paid on forfeited performance shares.
2025 Long-Term Incentive Award Determinations
2025 Grants of Annual Equity Awards
In 2025, the Governance and Human Capital Committee granted each named executive officer an annual long-term incentive award. The award was split evenly between performance shares and restricted shares for all named executive officers.
The total target values and composition of the annual long-term incentive awards made in 2025 were based on the named executive officers’ responsibilities, performance and contributions during the previous year. The total target value of the awards for Mr. O’Donnell, Mr. Qutub and Mr. Curtis were consistent with the prior year. The total target value of the award for Ms.
Bender and Mr. Marra increased from the prior year to reflect their strong execution of our strategy and the increasing responsibilities of their roles commensurate with our increased scale. The annual long-term incentive awards granted to our named executive officers in 2025 are set forth in the following table:

Name	Performance Shares(1) ($)	Time-Vested Restricted Shares ($)	Total Target Long- Term Equity-Based Incentive Award ($)

Kevin J. O’Donnell	2,507,366	2,507,366	5,014,732
Robert Qutub	843,551	843,551	1,687,102
Ross A. Curtis	906,045	906,045	1,812,090
David Marra	1,124,893	1,124,893	2,249,786
Shannon L. Bender	674,841	674,841	1,349,682
(1)The values of the performance shares are shown at target based on the closing price of our common shares on the date of grant.
2025 Performance Share Metrics
In 2025, the Governance and Human Capital Committee granted annual performance share awards with the same terms and metrics as the awards it granted in 2024, which include a three-year performance period (from January 1, 2025 to December
31, 2027) and two performance metrics. The Governance and Human Capital Committee believes these terms and metrics continue to align with the Company’s current business, risk and investment portfolios.

Metrics	Weighting

Average change in book value per common share plus change in accumulated dividends during the three-year performance period	75%
Three-year average underwriting expense ratio rank compared to peers	25%
Key Features

•Assuming performance conditions are met, cliff vest after three years, subject to continued service.
•In the event that industry-wide losses during a performance year are greater than a pre-set magnitude determined at the time of grant and change in book value per common share plus change in accumulated dividends for that performance year is below the set threshold, the book value per common share plus change in accumulated dividends for the performance year will be set at the threshold achievement level, unless the Governance and Human Capital Committee determines to apply below threshold achievement due to performance against modelled outcomes for such an event being outside of the acceptable modelled range.

RenaissanceRe 2026 Proxy Statement | 53
In addition, consistent with the 2024 performance share awards, the maximum payout for the 2025 performance share awards is 200% for all named executive officers. The performance metrics and corresponding vesting levels for the 2025 performance share awards are set forth in the following table:

Hurdle	Average Change in Book Value per Common Share plus Change in Accumulated Dividends	Vesting Level (as Percent of Target)	Average Underwriting Expense Ratio Rank	Vesting Level (as Percent of Target)

Below Threshold	< 3.5%	0%	< 7	0%
Threshold	3.5%	35%	7	35%
Target	7.0%	100%	10	100%
Maximum	14.0%	200%	18	200%
If performance falls between threshold and target or between target and maximum, vesting level (as a percent of target) is determined using linear interpolation. The Governance and Human Capital Committee has the authority to consider downward adjustments in conjunction with any vesting of performance shares but may not make any upward adjustments.
To determine average underwriting expense ratio rank relative to our peers for the purposes of payout of our performance shares granted in 2025, the Governance and Human Capital Committee, in consultation with Mercer and management, selected an expanded group of peers that included 11 of the companies in our compensation peer group, plus six additional companies. These additional companies are relevant for performance comparisons based on their business and risk profile and U.S. or Bermuda headquarters, but are generally too small to be considered as compensation peers. Consistent with the
2024 performance share awards, the following 17 companies comprised our performance share peer group for 2025 awards:

2025 Performance Share Peer Group

•Arch Capital Group Ltd. •AXIS Capital Holdings Limited •Cincinnati Financial Corporation •CNA Financial Corporation •Everest Group, Ltd.	•Fidelis Insurance Holdings Limited •Global Indemnity Group, LLC •Greenlight Capital Re, Ltd. •Hamilton Insurance Group, Ltd.	•James River Group Holdings, Ltd. •Markel Group, Inc. •RLI Corp. •Selective Insurance Group, Inc.	•SiriusPoint Ltd. •The Hanover Insurance Group, Inc. •The Hartford Financial Services Group, Inc. •W.R. Berkely Corporation

Performance Share Measurement For 2025
In February 2026, the Governance and Human Capital Committee reviewed and confirmed the results of the pre-approved formula for the average change in book value per common share and three-year average underwriting expense ratio rank compared to peers for the 2023 to 2025 performance cycle, for purposes of determining the vesting amount for the performance shares granted to the named executive officers in 2023.
The following table illustrates actual performance achieved and shares earned for performance shares granted in 2023 across the three-year performance cycle, which resulted in an overall payout of 179% of target.

	2023	2024	2025

Performance Metric	Performance Achieved	Performance Achieved	Performance Achieved	Three-Year Average	% of Target Achieved

Average Change in Book Value per Common Share plus Change in Accumulated Dividends	59.3%	19.4%	27.0%	35.2%	200%
Average Underwriting Expense Ratio Rank(1)	30.8%	32.4%	31.3%	31.5% Rank 9 of 14	117%

Payout					179%
(1)Underwriting expense ratio for the Company’s performance peer group was compiled from S&P Capital IQ. In accordance with the terms of the award agreement, one of the original members of the performance share peer group for this award was removed from the peer

54 | RenaissanceRe 2026 Proxy Statement
group because of a corporate transaction during the performance period and three European peers were removed because data was not available due to IFRS 17 accounting changes. Because not all of the companies in the performance peer group report underwriting expense ratio or report financial results on a GAAP basis, the three-year average underwriting expense ratio for the Company was calculated on an adjusted basis to allow for comparability with the performance peer group. Based on the S&P Capital IQ data, expense ratios for members of the performance peer group include amortization, stock-based compensation and certain other corporate and operating expenses as defined by S&P Capital IQ that are not included in expense ratios presented on a GAAP basis. To align with the methodology used by S&P Capital IQ, corporate expenses included in the expense ratio calculation were: certain executive, director, legal and consulting expenses; costs for research and development; impairment charges related to goodwill and other intangible assets;
and other miscellaneous costs, including those associated with operating as a public company. Our reported underwriting expense ratios were 30.1%, 31.1% and 30.5% for the fiscal years ended December 31, 2023, 2024 and 2025, respectively.
Additional Compensation Practices
Other Benefits and Perquisites
Mr. O’Donnell, Mr. Qutub and Ms. Bender, our Bermuda-based, expatriate named executive officers, participate in a perquisite and benefit program that we believe furthers our goal of attracting and retaining key talent to our strategic Bermuda headquarters. Given the unique challenges of the Bermuda market, including travel to and from the island and the cost of living and maintaining a residence, we provide benefits and perquisites, such as personal travel,  housing allowances, other housing-related benefits and travel expenses to executive physicals, that are generally consistent with our competitors operating in this market and which we believe are necessary for recruitment and retention purposes. See “Housing
Arrangements with Executive Officers” above for additional information.
Our named executive officers are also permitted Company-funded personal use of the corporate aircraft with a value up to the aggregate incremental cost to the Company of $85,000 per year. The aggregate incremental cost of the use of the corporate aircraft is calculated as the fully loaded variable rate of such aircraft. The named executive officers may also invite family members or other guests to fly on already scheduled corporate aircraft business trips, for which there is no incremental cost to
us. Since 2020, in light of concerns for safety and continuing commercial travel limitations in Bermuda, the Governance and
Human Capital Committee adopted a policy allowing our management governance committee members additional Company-
funded personal use of our NetJets program. See “Use of Company Aircraft” above for additional information. In addition, Mr.
O’Donnell and Ms. Bender are entitled to the value of four and two commercial airline trips per year, respectively, for themselves and each member of their immediate families.
We generally do not pay tax gross-ups on perquisites for our named executive officers and, instead, named executive officers pay imputed income tax on the value of these benefits. However, in order to recognize the additional expenses incurred when an employee is required to work in a tax jurisdiction other than their primary work jurisdiction, we provide tax reimbursements for, or directly pay, all employees for the additional taxes incurred when required to work in a jurisdiction other their primary work jurisdiction. In addition, the housing allowances for Messrs. O’Donnell and Qutub include a partial reimbursement for additional taxes incurred with respect to their housing allowances as a result of the application of the foreign income tax exclusion and stacking rules under the Internal Revenue Code. The reimbursement is intended to place Mr. O’Donnell and Mr.
Qutub in the same tax position they would have been placed absent the impact of the stacking rules under the Internal
Revenue Code.
Change in Control and Post-Termination Payments
Our named executive officers may be entitled to vesting of equity-based incentive awards and other severance payments and benefits pursuant to the terms of our equity compensation plans and their employment agreements, and upon a qualifying termination of employment or a change in control. The Governance and Human Capital Committee views post-termination payments primarily as consideration for restrictive covenants applicable to our executives following termination of employment, which we believe are essential to the protection of our business given the specialized markets in which we compete. In addition, the Governance and Human Capital Committee believes that both the change in control and post-termination payments and benefits are necessary components of a competitive compensation program. The benefits payable upon a qualifying termination of employment or a change in control are described in detail under “Potential Payments Upon
Termination or Change in Control” below.

RenaissanceRe 2026 Proxy Statement | 55
Compensation Governance
Clawback of Incentive Compensation
We have adopted a recoupment policy (“Clawback Policy”) to comply with the NYSE listing standards implementing the compensation recovery requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Clawback
Policy requires the Governance and Human Capital Committee to recoup certain cash and equity incentive compensation paid or granted to certain current and former executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws.
Under the policy, the Governance and Human Capital Committee will require recoupment if it determines that incentive-based compensation received by an executive exceeded the amount of incentive-based compensation that otherwise would have been received, had it been calculated based on the restated financial results.
If our Board were to determine that an executive officer engaged in fraudulent or intentional misconduct, the Board would impose appropriate discipline, including possibly terminating the executive officer’s employment and/or initiating an action for breach of fiduciary duty. These remedies as well as recoupment under the Clawback Policy would be in addition to any actions that might be imposed by law enforcement agencies, regulators or other authorities. We also have a right to set off against certain amounts owing to the executive officers should they engage in certain activities that are detrimental to the Company.
In addition to the Clawback Policy, Mr. O’Donnell’s employment agreement provides that incentive compensation (including both cash bonuses and equity awards) that is determined to have been earned based upon financial statements that were subsequently restated may be clawed back, or forfeited if unpaid, to the extent that such compensation would not have been earned based upon the restated financials. If the restatement is determined to have been due to Mr. O’Donnell’s misconduct, the clawback would apply to compensation paid within 60 months following our first filing with the SEC containing the financial statement that was restated. Except as otherwise required pursuant to the Clawback Policy, for restatements not determined to have been due to Mr. O’Donnell’s misconduct, our clawback rights under Mr. O’Donnell’s employment agreement apply only to compensation paid within 24 months following the first SEC filing containing the financial statement that was restated. In addition, our clawback rights under Mr. O’Donnell’s employment agreement apply to gains realized on sales of our securities in the 12 months following the first SEC filing containing a financial statement that is ultimately restated due to Mr. O’Donnell’s misconduct.
Compensation and Risk Management
The Governance and Human Capital Committee evaluates the relationship between our executive and firm-wide compensation programs and policies and risk management on an annual basis. As discussed in this Compensation Discussion and Analysis, we design our compensation programs to incorporate a range of components that we believe help mitigate potential risks while rewarding employees for pursuing our strategic and financial objectives through appropriate risk taking, risk management and prudent tactical and strategic decision making. The Governance and Human Capital Committee reviews the programs and policies on a regular basis in an effort to eliminate or mitigate potential risks arising from such programs and policies. In light of the market cycles and earnings volatility that characterize our industry, our efforts to align the interests of our executives and employees with the long-term interests of our shareholders and to assess whether our compensation structure, elements and incentives are reasonably likely to have a material adverse effect on the Company are ongoing. Senior executives representing our risk, legal and compliance, human resources, finance and internal audit functions, as well as the
Governance and Human Capital Committee’s independent compensation consultant, are involved in this review process, which is conducted under the oversight of the Governance and Human Capital Committee. This process includes annual, individual executive sessions with the Group Chief Risk Officer, Chief Accounting Officer, Group General Counsel, Head of
Internal Audit and Chief Human Resources Officer in advance of the establishment of compensation metrics for the coming year. Based on this review, we do not believe that there are any risks arising from our compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on us.
For additional information regarding our risk management practices, see “Risk Oversight” above.

56 | RenaissanceRe 2026 Proxy Statement
Equity Ownership Requirements
Our named executive officers are subject to equity ownership guidelines. In keeping with our overall compensation philosophy, we believe that the equity ownership levels that they are required to maintain are high enough to assure our shareholders of our executives’ commitment to long-term value creation. Under our guidelines, our named executive officers are required to maintain ownership of our equity with a value equal to a multiple of salary as follows:
•7.5 times actual salary for our Chief Executive Officer; and
•4.5 times target salary for our other named executive officers.
In 2025, we modified our guidelines to provide that only the value of common shares owned outright and time vested restricted shares are counted toward the equity ownership value. Equity ownership value does not include unearned performance shares or vested or unvested stock options, if any, would also be excluded from determining the equity ownership value. A named executive officer is not required to purchase shares in the open market in order to satisfy their ownership requirements but is prohibited from selling any of the equity granted to them, other than automatic dispositions for tax withholding, until ownership requirements are satisfied.
As of December 31, 2025, all of our named executive officers had satisfied their ownership requirements.
Anti-Hedging, Anti-Pledging and Insider Trading Policy
Our employees, including our named executive officers, are subject to our insider trading policy, which prohibits:
•transactions in our securities outside of Company-designated “window” periods, except pursuant to previously adopted and approved Rule 10b5-1 plans;
•employees and their designees from hedging the market value of RenaissanceRe securities; and
•employees and their designees from engaging in short sales of, margin loans on, or pledging of RenaissanceRe securities.
It is the Board’s view that such activities are generally against the interest of our shareholders and could cause significant repercussions to us and our shareholders if allowed.
We believe that each of our named executive officers is in compliance with our insider trading policy, including the prohibitions on pledging and hedging. In addition, our insider trading policy provides that the Company will not trade in RenaissanceRe securities in violation of applicable securities laws or stock exchange listing standards. A copy of the Company’s insider trading policy has been filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

RenaissanceRe 2026 Proxy Statement | 57
Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information or report be incorporated by reference into any future filing by us under the Securities Act, or the
Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.
We have reviewed and discussed with management the disclosure set forth under the heading “Compensation Discussion and
Analysis” in this proxy statement. Based on these reviews and discussions, we recommended to the Board that the
Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. This report is provided by the following independent directors, who constitute the
Governance and Human Capital Committee:
Henry Klehm III, Chair
David C. Bushnell
Cynthia Trudell

58 | RenaissanceRe 2026 Proxy Statement
Executive Compensation Tables
2025 Summary Compensation Table
The table below sets forth compensation for our named executive officers in fiscal years 2025, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)

Kevin J. O’Donnell President and Chief Executive Officer	2025	1,270,000	—	5,014,732	5,118,750	1,548,359	12,951,841
	2024	1,180,000	—	5,014,654	4,672,800	799,892	11,667,346
	2023	1,180,000	—	17,014,841	4,832,100	649,309	23,676,250
Robert Qutub Executive Vice President and Chief Financial Officer	2025	768,750	—	1,687,102	2,100,000	759,229	5,315,081
	2024	675,000	—	1,687,186	1,782,000	692,177	4,836,363
	2023	668,750	—	2,774,459	1,842,750	643,341	5,929,300
Ross A. Curtis Executive Vice President and Chief Portfolio Officer	2025	762,500	—	1,812,090	2,034,375	429,893	5,038,858
	2024	725,000	—	1,812,262	1,914,000	207,712	4,658,974
	2023	725,000	—	2,962,111	1,979,250	375,025	6,041,386
David Marra Executive Vice President and Group Chief Underwriting Officer	2025	900,000	—	2,249,786	2,362,500	309,846	5,822,132
	2024	733,333	—	1,749,724	2,376,000	257,893	5,116,950
	2023	693,750	—	2,099,432	1,911,000	87,267	4,791,449
Shannon L. Bender Executive Vice President, Group General Counsel and Corporate Secretary	2025	600,000	—	1,349,682	1,575,000	543,276	4,067,958
	2024	600,000	—	1,049,746	1,584,000	408,234	3,641,980
	2023	545,833	—	1,749,755	1,638,000	416,170	4,349,758
(1)The amounts shown in this column represent the aggregate grant date fair value of time-vested restricted shares and performance shares granted to our named executive officers in the applicable fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions made in the valuation of stock awards are discussed in Note 17. (Stock Incentive
Compensation and Employee Benefit Plans) of our 2025 Form 10-K. These values do not represent the actual value the recipient will or has received from the award. The terms of our stock awards are discussed above under “Long-Term Incentives.” For performance shares granted in 2025, the grant date fair value is based on the probable outcome of the related performance share conditions at the time of grant, which reflects the target level of performance. The grant date fair value of performance share awards made in 2025 based on the maximum level of performance is as follows: Mr. O’Donnell: $5,014,732; Mr. Qutub: $1,687,102; Mr. Curtis: $1,812,090; Mr. Marra:
$2,249,786; and Ms. Bender: $1,349,682.
(2)The amounts shown in this column represent the actual amounts of the annual incentive bonuses paid to each named executive officer for the applicable fiscal year.
(3)See the “2025 All Other Compensation Table” below for information on the amounts included in the “All Other Compensation” column for
2025. The amounts reported in 2024 and 2023 have been updated as compared to the 2024 Summary Compensation Table to include tax reimbursements that were inadvertently excluded for the additional taxes incurred when a named executive officer is required to work in a tax jurisdiction other than their primary work jurisdiction. This benefit is provided to all Company employees.

RenaissanceRe 2026 Proxy Statement | 59
2025 All Other Compensation Table
The following table sets forth information regarding the amounts included in the “All Other Compensation” column of the 2025
Summary Compensation Table for 2025:

Name	Company 401(k)/Pension Matching Contribution(1) ($)	Value of Life Insurance Premiums(2) ($)	Personal Travel(3) ($)	Housing Benefits(4) ($)	Other Housing Benefits(5) ($)	Personal Tax Reimbursement(6) ($)	Pre-Paid Non- Compete Consideration(7) ($)	Other Benefits(8) ($)	Total Other Compensation ($)

Kevin J. O’Donnell	21,000	5,962	358,119	357,333	568,930	179,443	—	57,572	1,548,359
Robert Qutub	21,000	2,370	263,286	339,333	—	111,671	—	21,569	759,229
Ross A. Curtis	21,000	5,962	183,878	—	—	210,453	—	8,600	429,893
David Marra	21,000	1,932	71,914	—	—	—	200,000	15,000	309,846
Shannon L. Bender	21,000	2,370	261,441	216,000	—	21,965	—	20,500	543,276
(1)This column reports Company matching contributions to our named executive officers under our 401(k) plan for Messrs. O’Donnell, Qutub and Marra and Ms. Bender, and the National Pension Scheme and International Savings Plan for Mr. Curtis.
(2)This column reports the value of premiums paid on behalf of our named executive officers with respect to life insurance coverage. The death benefit under the life insurance coverage is up to a maximum of $2.0 million for Bermuda-based employees and up to a maximum of $750,000 for U.S.-based employees.
(3)Personal travel includes: (a) costs for personal commercial travel for Mr. O’Donnell and Ms. Bender and their immediate family members during 2025, (b) personal use of the corporate aircraft by each named executive officer and associated ground transportation, (c) costs of flights, ground transportation and hotel stays for an executive physical for Mr. O’Donnell, and (d) certain spousal travel expenses for business related purposes for Mr. O’Donnell and Mr. Marra. The cost of personal commercial travel is an allowance paid in accordance with Company policy. The cost of hotels and certain transportation is reimbursed directly to the named executive officer, as applicable.
The aggregate incremental cost of the use of the corporate aircraft is calculated as the fully loaded variable rate of such aircraft. The cost of ground transportation associated with personal use of the corporate aircraft represents the amount billed to the Company. The named executive officers may also invite family members or other guests from time to time to fly on already scheduled corporate aircraft business trips. There is no incremental cost to us and, therefore, there is no value included in this column for such use of the corporate aircraft by family or other guests. For more information on travel benefits provided to our named executive officers, please see “Other
Benefits and Perquisites” above.
(4)This column reports the value of housing benefits for Mr. O’Donnell, Mr. Qutub and Ms. Bender. The value for Mr. O’Donnell represents the value of the market rate lease payments on his residence which were imputed to him as income through July 2025,and housing allowance reimbursed directly to him from August 2025 through December 2025. The value of Mr. Qutub’s housing allowances are reimbursed to him directly. The value for Ms. Bender’s housing allowance were reimbursed to her directly from January 2025 through
June 2025, and imputed to her as income from July 2025 through December 2025. Included in the housing benefits for Messrs. O’Donnell and Qutub is an amount attributable to the additional taxes incurred with respect to their housing allowances as a result of the application of the foreign income tax exclusion and stacking rules under the Internal Revenue Code of $39,333 and $39,333, respectively. For more information on housing allowances, please see “Housing Arrangements with Executive Officers” and “Other Benefits and Perquisites”
above.
(5)The amount in this column represents customary real estate closing costs that we paid in connection with the July 2025 sale by one of our subsidiaries of a property it owned in Bermuda to Mr. O’Donnell’s spouse. For more information on this transaction, please see
“Certain Relationships and Related Transactions” above.
(6)The amounts in this column represent tax reimbursements for the additional taxes incurred when a named executive officer is required to work in a tax jurisdiction other than their primary work jurisdiction. This benefit is provided to all Company employees.
(7)The amounts in this column represent pre-payment of the severance benefit to which Mr. Marra is entitled pursuant to his employment agreement to comply with Section 457A of the Internal Revenue Code. The amount does not represent extra-contractual or additional payments not otherwise due. The amount is equal to a portion of the lump sum salary to which the executive would become entitled upon a future termination of employment and the amount of any future non-compete consideration would be reduced by the prepaid amount. In addition, the amount is subject to clawback in the event of a future termination for cause or a violation of the restrictive covenants contained in the executive’s employment agreement.
(8)Other benefits include a driver for local commuting by taxi in Bermuda for Mr. O’Donnell, tax planning expenses for each named executive officer, club dues for Mr. O’Donnell and Ms. Bender, fees associated with an executive physical for Messrs. O’Donnell and
Qutub, and Company matching on charitable donations for Messrs. O’Donnell, Qutub and Curtis and Ms. Bender.

60 | RenaissanceRe 2026 Proxy Statement
2025 Grants of Plan-Based Awards Table
The following table sets forth information concerning grants of plan-based awards to the named executive officers during the calendar year ended December 31, 2025.

Name	Grant Date(1)	Approval Date(1)	Award Type	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)(4)			All Other Stock Awards: Number of Shares of Stock or Units(4)(5)	Grant Date Fair Value of Stock and Option Awards(6)

				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	(#)	($)

Kevin J. O’Donnell	3/1/2025	2/4/2025	Performance Shares				3,693	10,552	21,104		2,507,366
	3/1/2025	2/4/2025	Time-Vested Restricted Shares							10,552	2,507,366
			Annual Incentive Bonus	1,111,500	2,925,000	5,850,000
Robert Qutub	3/1/2025	2/4/2025	Performance Shares				1,242	3,550	7,100		843,551
	3/1/2025	2/4/2025	Time-Vested Restricted Shares							3,550	843,551
			Annual Incentive Bonus	456,000	1,200,000	2,400,000
Ross A. Curtis	3/1/2025	2/4/2025	Performance Shares				1,334	3,813	7,626		906,045
	3/1/2025	2/4/2025	Time-Vested Restricted Shares							3,813	906,045
			Annual Incentive Bonus	441,750	1,162,500	2,325,000
David Marra	3/1/2025	2/4/2025	Performance Shares				1,656	4,734	9,468		1,124,893
	3/1/2025	2/4/2025	Time-Vested Restricted Shares							4,734	1,124,893
			Annual Incentive Bonus	513,000	1,350,000	2,700,000
Shannon L. Bender	3/1/2025	2/4/2025	Performance Shares				994	2,840	5,680		674,841
	3/1/2025	2/4/2025	Time-Vested Restricted Shares							2,840	674,841
			Annual Incentive Bonus	342,000	900,000	1,800,000
(1)On February 4, 2025, the Governance and Human Capital Committee approved annual long-term incentive awards for our named executive officers pursuant to the 2016 LTI Plan. In accordance with our practice, these equity-based awards were granted on March 1,
2025.
(2)The amounts reported in these columns represent estimated possible payouts of annual incentive bonuses in respect of 2025, assuming threshold achievement, target achievement and maximum achievement of the applicable performance metrics. These annual incentive bonuses were paid in March 2026 and the actual amounts paid to our named executive officers are included in the 2025 Summary
Compensation Table in the “Non-Equity Incentive Plan Compensation” column. See “Annual Incentive Bonus” above for a detailed description of our annual incentive bonus program.
(3)The amounts reported in these columns represent awards of performance shares made pursuant to the 2016 LTI Plan. These awards are scheduled to vest following the expiration of the service period on December 31, 2027. Vesting of the awards is also subject to the
Governance and Human Capital Committee’s determination of change in book value per common share plus change in accumulated dividends and underwriting expense ratio rank compared to peers. These columns represent the number of performance shares that vest at threshold achievement, target achievement and maximum achievement of the performance metrics. Below the threshold performance level, no shares will vest. See “Long-Term Incentives” above for a detailed description of the performance share program.

RenaissanceRe 2026 Proxy Statement | 61
(4)The number of time-vested restricted shares and target number of performance shares awarded were computed by dividing the approved grant value by the closing price of our common shares on the date of grant of $237.62 per common share on March 1, 2025, rounded down to the nearest whole number of shares. See “Long-Term Incentives” above for a detailed description of our equity grant practices.
(5)The amounts reported in this column represent awards of restricted shares made pursuant to the 2016 LTI Plan that are scheduled to vest in four substantially equal annual installments beginning on March 1, 2026. Dividends are paid currently on time-vested restricted shares.
(6)The amounts shown in this column represent the grant date fair value of time-vested restricted shares and performance shares granted to our named executive officers in the applicable fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For performance shares, the grant date fair value is based on the probable outcome of the related performance conditions at the time of grant, which reflects the target level of performance. The assumptions made in the valuation of stock awards are discussed in Note 17. (Stock Incentive Compensation and Employee Benefit Plans) of our 2025 Form 10-K. These values do not represent the actual value the recipient will or has received from the award. The terms of the awards are discussed above under “Long-
Term Incentives” and the maximum value as of the grant date of performance share awards made in 2025 is included in the footnotes to the 2025 Summary Compensation Table.

62 | RenaissanceRe 2026 Proxy Statement
2025 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2025.
None of our named executive officers held options during the 2025 fiscal year.

		Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested(1) ($)

Kevin J. O’Donnell	3/1/2022(2)	4,309	1,211,518	—	—
	3/1/2023(3)	5,773	1,623,137	—	—
	3/1/2024(4)	8,420	2,367,367	—	—
	3/1/2025(5)	10,552	2,966,800	—	—
	3/1/2023(6)	20,666	5,810,453	—	—
	11/7/2023(7)	—	—	69,444	19,524,875
	11/7/2023(8)	—	—	23,148	6,508,292
	3/1/2024(9)	—	—	22,452	6,312,604
	3/1/2025(10)	—	—	21,104	5,933,601
Robert Qutub	3/1/2022(2)	1,396	392,499	—	—
	3/1/2023(3)	2,331	655,384	—	—
	3/1/2024(4)	2,833	796,526	—	—
	3/1/2025(5)	3,550	998,118	—	—
	3/1/2023(6)	8,343	2,345,718	—	—
	11/7/2023(9)	—	—	7,232	2,033,349
	3/1/2024(9)	—	—	7,554	2,123,883
	3/1/2025(10)	—	—	7,100	1,996,236
Ross A. Curtis	3/1/2022(2)	1,557	437,766	—	—
	3/1/2023(3)	2,547	716,115	—	—
	3/1/2024(4)	3,043	855,570	—	—
	3/1/2025(5)	3,813	1,072,063	—	—
	3/1/2023(6)	9,116	2,563,055	—	—
	11/7/2023(9)	—	—	7,232	2,033,349
	3/1/2024(9)	—	—	8,114	2,281,332
	3/1/2025(10)	—	—	7,626	2,144,126

RenaissanceRe 2026 Proxy Statement | 63

		Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested(1) ($)

David Marra	3/14/2022(11)	2,663	748,729	—	—
	11/8/2022(11)	1,379	387,720	—	—
	3/1/2023(3)	1,554	436,923	—	—
	3/1/2024(4)	2,938	826,048	—	—
	3/1/2025(5)	4,734	1,331,011	—	—
	3/1/2023 (6)	5,562	1,563,812
	11/7/2023(9)	—	—	7,232	2,033,349
	3/1/2024(9)	—	—	7,834	2,202,607
	3/1/2025(10)	—	—	9,468	2,662,023
Shannon L. Bender	3/1/2022(2)	550	154,638	—	—
	3/1/2023(3)	1,151	323,615	—	—
	3/1/2024(4)	1,763	495,685	—	—
	3/1/2025(5)	2,840	798,494	—	—
	3/1/2023 (6)	4,121	1,158,660
	11/7/2023(9)	—	—	7,232	2,033,349
	3/1/2024(9)	—	—	4,700	1,321,452
	3/1/2025(10)	—	—	5,680	1,596,989
(1)These amounts were determined based on the closing price of our common shares of $281.16 on December 31, 2025.
(2)Unvested portion remaining from an award of time-vested restricted shares granted under the 2016 LTI Plan that vested in four substantially equal installments on March 1, 2023, 2024, 2025 and 2026.
(3)Unvested portion remaining from an award of time-vested restricted shares granted under the 2016 LTI Plan that vested or will vest in four substantially equal installments on March 1, 2024, 2025, 2026 and 2027.
(4)Unvested portion remaining from an award of time-vested restricted shares granted under the 2016 LTI Plan that vested or will vest in four substantially equal installments on March 1, 2025, 2026, 2027 and 2028.
(5)Unvested portion remaining from an award of time-vested restricted shares granted under the 2016 LTI Plan that vested or will vest in four substantially equal installments on March 1, 2026, 2027, 2028 and 2029.
(6)Performance shares granted under the 2016 LTI Plan which vested at the end of the service period on December 31, 2025 and following the Governance and Human Capital Committee’s determination of average change in book value per common share plus change in accumulated dividends over the three-year performance period and three-year average underwriting expense ratio rank versus peers.
Because all performance periods are complete, the number of shares earned are reported in the “Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested” column based on achieving the actual performance of 179.0% of the target number of performance shares.
(7)Performance shares granted under the 2016 LTI Plan which vest at the end of the service period on December 31, 2026 and following the
Governance and Human Capital Committee’s determination of average growth in tangible book value per share plus accumulated dividends over a four-year performance period (January 1, 2023 to December 31, 2026). As a result of our performance for the service period to date being between target and maximum, in accordance with SEC rules, the number of unearned performance shares is reported in the “Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested” column based on achieving the maximum number of performance shares that may be earned for the three-year performance period.
(8)Restricted shares granted under the 2016 LTI with vesting tied to Mr. O’Donnell’s execution of certain management-related performance objectives over a five-year performance period, with 50% eligible for vesting on November 15, 2027 and the remaining 50% eligible for vesting on November 15, 2028.
(9)Performance shares granted under the 2016 LTI Plan which vest at the end of the service period on December 31, 2026 and following the
Governance and Human Capital Committee’s determination of average change in book value per common share plus change in accumulated dividends over the three-year performance period and three-year average underwriting expense ratio rank versus peers. As a result of our performance for the service period to date being between target and maximum, in accordance with SEC rules, the number of unearned performance shares is reported in the “Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested”
column based on achieving the maximum number of performance shares that may be earned for the three-year performance period.

64 | RenaissanceRe 2026 Proxy Statement
(10)Performance shares granted under the 2016 LTI Plan which vest at the end of the service period on December 31, 2027 and following the
Governance and Human Capital Committee’s determination of average change in book value per common share plus change in accumulated dividends over the three-year performance period and three-year average underwriting expense ratio rank versus peers. As a result of our performance for the service period to date being between target and maximum, in accordance with SEC rules, the number of unearned performance shares is reported in the “Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested”
column based on achieving the maximum number of performance shares that may be earned for the three-year performance period.
(11)Unvested portion remaining from an award of time-vested restricted shares granted under the 2016 LTI Plan that vested in four substantially equal installments on February 15, 2023, 2024, 2025 and 2026.
2025 Option Exercises and Stock Vested Table
The following table sets forth information concerning the vesting of restricted shares and performance shares held by our named executive officers during 2025. There were no options outstanding or exercised by any named executive officers during the 2025 fiscal year.

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)

Kevin J. O’Donnell	44,615	10,656,944
Robert Qutub	14,655	3,500,312
Ross A. Curtis	16,222	3,874,738
David Marra	7,422	1,757,648
Shannon L. Bender	2,205	523,952
(1)The value realized on vesting is calculated by multiplying the number of common shares acquired on vesting by the closing price of our common shares on the vesting date.

RenaissanceRe 2026 Proxy Statement | 65
Potential Payments Upon Termination or Change in Control
Severance Payments and Benefits for Named Executive Officers
We have entered into employment agreements with each of our named executive officers, with the agreements for Messrs.
Qutub, Curtis, and Marra, and Ms. Bender having a one-year term that extends automatically absent 30 days’ notice (for
Messrs. Qutub and Curtis) or 90 days’ notice (for Mr. Marra and Ms. Bender) by either party of such party’s intent not to renew the term. Mr. O’Donnell’s employment agreement provides that his term of employment currently runs for a one-year term from
July 1 of each year and extends automatically for an additional year on an annual basis absent 180 days’ notice by either party of such party’s intent not to renew the term.
Pursuant to their employment agreements, our named executive officers would have been entitled to certain payments and benefits upon certain qualifying terminations of their employment relationships with us occurring on December 31, 2025. A named executive officer’s employment relationship may be terminated for any of the following reasons: (i) the executive’s death or disability; (ii) by us with or without cause (as defined in the applicable executive’s agreement); (iii) by the executive with or without good reason (as defined in the applicable executive’s agreement); and (iv) after expiration of the term of employment following notice of non-extension by us or by the executive. No benefits are payable upon a termination by us for cause.
Upon the termination of a named executive officer’s employment by the Company occurring on December 31, 2025 (other than a termination by us for cause), and subject to the execution of a mutual general release of claims (if requested by us), the executive would have become entitled to a combination of the following benefits:
(i)an amount equal to a percent (the “Installment Percent”) of the executive’s annual salary and the greater of (x) their target bonus and (y) their actual bonus for the year of termination (the “Bonus Amount”), to be paid in installments over the 12-month period following the termination of employment, provided that in the case of termination due to disability the executive is only eligible for the Installment Percent with respect to base salary;
(ii)subject to the executive’s compliance with non-competition and other post-termination obligations, a lump sum payment equal to a percent (the “Lump Sum Percent”) of their annual salary and the Bonus Amount to be paid at the end of the 12-month period following the termination of employment, provided that in the case of termination due to disability the executive is only eligible for the Lump Sum Percent with respect to base salary;
(iii)a pro rata annual bonus (at target) based on the number of days elapsed in the year of termination through the date of termination;
(iv)continuation of health benefits for the executive and their covered dependents for up to 12 months following termination of employment; and
(v)vesting of certain equity awards granted under our stock incentive plans, as described further below.
The Installment Percent and Lump Sum Percent for Mr. O’Donnell are 150% and 50%, respectively, while the Installment
Percent and Lump Sum Percent for each of the other named executive officers are 75% and 25%, respectively. In the event that a qualifying termination (e.g., a termination by us without cause or a termination by the executive for good reason) occurs within 12 months following a change in control, the Installment Percent and Lump Sum Percent are 150% and 50%,
respectively, for each of the named executive officers. In addition, in the case Messrs. Qutub, Curtis or Marra and Ms. Bender elect not to extend their agreement or they resign without good reason, they will be entitled to the Installment Percent and
Lump Sum Percent with respect to their base salary only as well as continuation of health benefits in the event we elect to extend the non-competition covenant for up to 12 months beyond their termination date.
For Mr. O’Donnell, a portion of the contractually provided severance benefits described above in clauses (i) (Installment
Percent of salary) and (ii) (Lump Sum Percent of salary), which we view as consideration for the restrictive covenants contained in the employment agreements (referred to as “non-compete consideration”), was paid to him in the form of yearly pre-payments and a lump sum payment made on December 31, 2017, pursuant to the terms of his employment agreement.
Mr. O’Donnell’s employment agreement provides that all pre-payments received and the lump sum payment made on
December 31, 2017 are subject to clawback and forfeiture in the event Mr. O’Donnell ceases to comply with the terms and conditions of his employment agreement, including the non-competition and non-interference covenants described below, and also provides us with a right to set off against other amounts owing to him should he engage in certain activities that are detrimental to us after the payment of any pre-payments or the lump sum payment made on December 31, 2017.

66 | RenaissanceRe 2026 Proxy Statement
For Mr. Marra, a portion of the contractually provided severance benefits described above in clauses (i) (Installment Percent of salary) and (ii) (Lump Sum Percent of salary) was also pre-paid to him in the form of yearly pre-payments and a lump sum payment under his prior employment agreement, and continues to be prepaid to him each calendar year pursuant to his current employment agreement, in an amount equal to the excess (if any) of Mr. Marra’s base salary in effect at the end of the immediately preceding calendar year over Mr. Marra’s base salary in effect at the end of the second immediately preceding calendar year. All prepaid severance made to Mr. Marra (including pursuant to his prior employment agreement) is subject to repayment if Mr. Marra is terminated for cause or fails to comply with his employment agreement.
Components of Severance Benefits under Employment Agreements

	By Us Without Cause	By Executive for Good Reason	Retirement(1)	Death(2)	Disability	By Executive Without Good Reason(1)	Our Non- Extension of Agreement	Executive’s Non-Extension of Agreement(1)

Installment Percent of Salary	●	●	●		●	●	●	●
Installment Percent of Bonus	●	●					●
Lump Sum Percent of Salary	●	●	●		●	●	●	●
Lump Sum Percent of Bonus	●	●					●
Pro Rata Bonus	●	●		●	●		●
Continuation of Benefits	●	●	●		●	●	●	●
Vesting of Awards	●(3)	●(3)	●(4)	●(3)	●(3)		●(3)
(1)With respect to Messrs. Qutub, Curtis and Marra and Ms. Bender, these benefits (other than vesting of awards in connection with a
Retirement) will be provided only to the extent we elect to extend the non-competition covenant for up to 12 months beyond the termination date. For each named executive officer, a termination by the executive without “good reason” will qualify as a “retirement” if the executive’s employment is terminated by the executive following the later of the date on which (i) the sum of the executive’s age and years of service with the Company equals 65 and (ii) the executive has first completed five years of service with the Company.
(2)In addition to the benefits above and as noted in the “2025 Summary Compensation Table,” we pay premiums on behalf of our named executive officers with respect to life insurance coverage under our health and benefits plans. The death benefit is up to a maximum of
$2.0 million for Bermuda-based employees and up to a maximum of $750,000 for U.S.-based employees.
(3)Each named executive officer’s employment agreement provides for this accelerated vesting, which applies to all time-vested awards
(i.e., restricted shares).
(4)Stock options held at least one year continue to vest.  Awards subject to service- and performance- based vesting remain outstanding and vest based on actual achievement of the underlying performance goals.
Death Benefits
We pay premiums on behalf of our named executive officers with respect to life insurance coverage under our health and benefits plans. The death benefit equals four times the named executive officer’s annual salary up to a maximum of $2.0 million for Bermuda-based employees and two times the named executive officer’s annual salary up to a maximum of
$750,000 for U.S.-based employees. In addition, in the event of the executive officer’s death, the executive officer’s estate would receive a pro rata annual bonus (at target) based on the number of days elapsed in the year of termination through the date of termination. Our named executive officers are also eligible to receive the vesting of certain of their equity awards in the event of death, as described below.
Treatment of Equity Awards Upon a Termination of Employment or Change
in Control
Pursuant to each named executive officer’s employment agreement, all unvested time-vested equity awards (which currently consists of all of their unvested restricted shares, including the portion of Mr. O’Donnell’s performance recognition award tied to management-related objectives) would vest in full upon such executive’s death, a termination due to such executive’s disability, a voluntary termination by such executive for good reason, an involuntary termination of such executive without cause or a non-renewal of the agreement by us.

RenaissanceRe 2026 Proxy Statement | 67
Awards granted under the 2016 LTI Plan are subject to “double-trigger” vesting and, therefore, awards that are assumed or substituted in connection with a change in control will accelerate only if a participant experiences a qualifying termination within two years following the change in control, provided that awards are subject to accelerated vesting in the event of a change in control in which the awards are not assumed by the acquiror.
The following table sets forth the treatment of our outstanding performance shares, including performance recognition awards other than the portion of Mr. O’Donnell’s tied to management-related objectives, upon certain termination events and a change in control. Other than as set forth in the table, performance shares that remain unvested as of any termination of employment will be forfeited.

Death; Disability; By Us Without Cause; By Executive for Good Reason; Retirement(1)	Change in Control

Shares as to which the Performance Period Has Ended
Full vesting and waiver of remaining service condition.	Remain outstanding until the completion of the remaining service period, subject to acceleration upon a qualifying termination within two years following a change in control.

Shares Remaining Subject to Performance Vesting
Remain outstanding until the completion of the performance period, and vest based on the actual level of attainment of the applicable performance goals.
Performance shares that are assumed or substituted in connection with a change in control remain outstanding until the completion of the performance and service periods, subject to acceleration upon a qualifying termination within two years following a change in control, and vest based on the actual level of attainment of the applicable performance goals. Performance shares that are not assumed or substituted in connection with a change in control are subject to acceleration based on the total shareholder return achieved as of the date of a change in control.

(1)A termination by the executive without “good reason” will qualify as a “retirement” if the executive’s employment is terminated by the executive following the later of the date on which (i) the sum of the executive’s age and years of service with the Company equals 65 and
(ii) the executive has first completed five years of service with the Company.
Restrictive Covenants
Under the named executive officers’ employment agreements, during the term of employment and for 12 months following any termination of employment, each executive is subject to non-interference covenants and each executive is also subject to non-
competition covenants; provided that, for Messrs. Qutub, Curtis and Marra and Ms. Bender only, the non-competition covenant will extend beyond a termination without good reason or due to an employee non-renewal only to the extent that we elect to pay such executive the Installment Percent and Lump Sum Percent of salary (or prorated portion thereof for an extension for a period of less than 12 months). Generally, the non-competition covenant prevents the executive from engaging in activities competitive with our business or the business of our affiliates, and the non-interference covenant prevents the executive from soliciting or hiring our employees or those of our affiliates or service providers and from inducing any of our customers, suppliers, licensees or other business relations or those of our affiliates, to cease doing business with, or reduce the amount of business conducted with, us or our affiliates, or in any other manner interfering with our relationship with such parties. The named executive officers’ employment agreements also contain standard confidentiality and invention assignment provisions as well as indemnification protection generally to the fullest extent permitted by Bermuda law, except in certain limited circumstances.
Estimated Payments and Benefits Upon Termination or Change in Control
The estimated payments and benefits that would be provided to our named executive officers in the circumstances described above in the event that such circumstances occurred on December 31, 2025, are set forth in the table below, using the closing price of our common shares of $281.16 on December 31, 2025. In addition, because the estimated payments are calculated by assuming a termination on December 31, 2025, the pro rata bonus amounts in the table reflect an accrual for a full calendar year. Actual amounts payable following a termination or change in control could differ significantly from the amounts shown and depending on the particular facts and circumstances. In addition, because the information in the table is as of December
31, 2025, it includes the accelerated vesting of certain awards that vested following year-end and prior to the date of this proxy statement.

68 | RenaissanceRe 2026 Proxy Statement

Name	Benefit	Before Change in Control Termination without Cause or for Good Reason or Non-Extension by the Company ($)	After Change in Control Termination without Cause or for Good Reason or Non-Extension by the Company ($)	Non- Extension by Executive ($)	Executive Resignation without Good Reason / Retirement ($)	Death ($)	Disability ($)

Kevin J. O’Donnell	Salary(1)	1,600,000	1,600,000	—	—	—	1,600,000
	Bonus	13,162,500	13,162,500	2,925,000	—	2,925,000	2,925,000
	Accelerated Vesting of Awards(2)	36,373,107	36,373,107	—	—	36,373,107	36,373,107
	Life Insurance	—	—	—	—	2,000,000	—
	Continuation of Health Benefits	115,677	115,677	77,118	77,118	—	77,118
	Total:	51,251,284	51,251,284	3,002,118	77,118	41,298,107	40,975,225
Robert Qutub	Salary(1)	800,000	1,600,000	800,000	800,000	—	800,000
	Bonus	3,300,000	5,400,000	1,200,000	—	1,200,000	1,200,000
	Accelerated Vesting of Awards(2)	8,264,979	8,264,979	—	—	8,264,979	8,264,979
	Life Insurance	—	—	—	—	795,000	—
	Continuation of Health Benefits	77,118	77,118	77,118	77,118	—	77,118
	Total:	12,442,097	15,342,097	2,077,118	877,118	10,259,979	10,342,097
Ross A. Curtis	Salary(1)	775,000	1,550,000	775,000	775,000	—	775,000
	Bonus	3,196,875	5,231,250	1,162,500	—	1,162,500	1,162,500
	Accelerated Vesting of Awards(2)	8,873,972	8,873,972	—	—	8,873,972	8,873,972
	Life Insurance	—	—	—	—	2,000,000	—
	Continuation of Health Benefits	77,118	77,118	77,118	77,118	—	77,118
	Total:	12,922,965	15,732,340	2,014,618	852,118	12,036,472	10,888,590
David Marra	Salary(1)	—	900,000	—	—	—	—
	Bonus	3,712,500	6,075,000	1,350,000	—	1,350,000	1,350,000
	Accelerated Vesting of Awards(2)	8,743,233	8,743,233	—	—	8,743,233	8,743,233
	Life Insurance	—	—	—	—	750,000	—
	Continuation of Health Benefits	142	142	142	142	—	142
	Total:	12,455,875	15,718,375	1,350,142	142	10,843,233	10,093,375
Shannon L. Bender	Salary(1)	600,000	1,200,000	600,000	600,000	—	600,000
	Bonus	2,475,000	4,050,000	900,000	—	900,000	900,000
	Accelerated Vesting of Awards(2)	5,406,988	5,406,988	—	—	5,406,988	5,406,988
	Life Insurance	—	—	—	—	795,000	—
	Continuation of Health Benefits	60,164	60,164	60,164	60,164	—	60,164
	Total:	8,542,152	10,717,152	1,560,164	660,164	7,101,988	6,967,152
(1)Consistent with the termination provisions of the named executive officers’ employment agreements, amounts shown under “Salary” are based on multiples (as set forth in each of the named executive officers’ respective employment agreement) of the salaries in effect as of
December 31, 2025, less the value of the non-compete consideration that was paid to Mr. O’Donnell on December 31, 2017 and certain yearly pre-payments that were paid to Messrs. O’Donnell and Marra, previously. Please see the narrative discussion above for details on the payments and benefits to which the named executive officer would be entitled upon a termination of employment.
(2)Please see the narrative discussion above under “Treatment of Equity Awards Upon a Termination of Employment or Change in Control”
for more detail. The amount shown for Accelerated Vesting of Awards represents the sum of:
–the value of restricted share awards that had not yet vested as of December 31, 2025, based on the closing price of $281.16 per common share value on December 31, 2025; and
–the value of performance shares that had not yet vested as of December 31, 2025, based on (a) the target number of performance shares for performance periods ending on or after January 1, 2026, and (b) the actual number of performance shares earned for performance periods ending on or before December 31, 2025, and the closing price of $281.16 per common share value on
December 31, 2025.

RenaissanceRe 2026 Proxy Statement | 69
Pay Ratio Disclosure
We are using the same median employee for our 2025 pay ratio calculation as we used in 2024 and 2023, as we believe that there have been no changes to our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure.
To identify our median employee, we determined the sum of 2023 base salary, target annual incentive bonus or spot bonus and target long-term cash or equity-based incentive award value for each individual, excluding Mr. O’Donnell, who was employed by us on December 31, 2023. As of December 31, 2023, we employed 931 people worldwide. For our employees who were paid in currency other than U.S. dollars, these amounts were converted into U.S. dollars at the applicable exchange rate on December 31, 2023. We included all employees, whether full-time or part-time. We annualized the compensation for full-time and part-time employees that were not employed by us for all of 2023. We did not make cost-of-living adjustments or any other assumptions, adjustments or estimates. We believe we are using a consistently applied compensation measure that reasonably reflects the annual compensation of our employees, as base salary, annual incentive bonus or spot bonus and long-term cash or equity-based incentive awards generally comprise nearly all of the annual compensation of our employees.
Furthermore, a majority of our employees receive annual long-term cash or equity-based incentive awards and participate in our bonus program, and the actual amount of the bonus paid is generally determined using a formula applied consistently to each employee’s target bonus amount.
The following table sets forth the ratio of Mr. O’Donnell’s annual total compensation as reported in the 2025 Summary
Compensation Table to the annual total compensation of our median employee, calculated in accordance with the Summary
Compensation Table rules, for the 2025 fiscal year:

Annual Total Compensation

Kevin J. O’Donnell President and Chief Executive Officer	$12,951,841

Median Employee	$308,533
Ratio	42.0:1

70 | RenaissanceRe 2026 Proxy Statement
Pay Versus Performance
Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K, the “Pay Versus Performance Table” (set forth below) is required to include “Compensation Actually Paid,” as calculated per SEC disclosure rules, to the Company’s PEO and the Company’s non-PEO named executive officers, as noted below.
“Compensation Actually Paid” represents a required calculation of compensation that differs significantly from the “2025
Summary Compensation Table” calculation of compensation, the named executive officers’ realized or earned compensation, as well as from the way in which the Governance and Human Capital Committee views annual compensation decisions, as discussed in the “Compensation Discussion and Analysis” section.
The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by named executive officers, including with respect to equity awards which remain subject to forfeiture if the vesting conditions are not satisfied. For example, the “Compensation Actually Paid” in fiscal year 2023 included the 2023 performance recognition awards, even though such awards remain subject to vesting conditions and Mr. O’Donnell’s 2023 performance recognition awards are not scheduled to fully vest until November 15, 2028 and the 2023 performance recognition awards for the other named executive officers are not scheduled to vest until December 31, 2026.

Year(1)	Summary Compensation Table Total for PEO ($)(2)(7)	Compensation Actually Paid to PEO ($)(3)(7)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(2)(7)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(3)(7)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income ($) (in thousands)	Change in Book Value Per Share Plus Change in Accumulated Dividends(6) (%)

					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(5)

2025	12,951,841	25,333,079	5,061,007	7,443,564	176.40	221.66	2,646,959	27.0%
2024	11,667,346	27,853,267	4,563,567	7,455,791	155.11	203.42	1,834,985	19.4%
2023	23,676,250	30,196,291	4,913,513	6,003,582	121.41	152.29	3,620,127	59.3%
2022	10,232,091	10,187,500	3,383,118	3,584,853	113.23	137.26	(1,159,816)	(19.7)%
2021	8,943,295	8,244,950	2,967,335	2,788,168	103.07	119.57	(103,440)	(3.5)%
(1)Kevin J. O’Donnell has served as our principal executive officer for the entirety of 2021, 2022, 2023, 2024 and 2025. Our other named executive officers for the applicable years were as follows:
–2025: Robert Qutub; Ross A. Curtis; David Marra; and Shannon L. Bender
–2024: Robert Qutub; Ross A. Curtis; David Marra; and Shannon L. Bender
–2023: Robert Qutub; Ross A. Curtis; David Marra; Shannon L. Bender; and Ian D. Branagan
–2022: Robert Qutub; Ross A. Curtis; Ian D. Branagan; and Sean Brosnan
–2021: Robert Qutub; Ross A. Curtis; Ian D. Branagan; and Sean Brosnan
(2)Amounts reported in this column represent (i) the total compensation reported in the “Summary Compensation Table” for the applicable year in the case of Mr. O’Donnell and (ii) the average of the total compensation reported in the “Summary Compensation Table” for the applicable year for our other named executive officers for the applicable year.
(3)To calculate the compensation actually paid (“CAP”), adjustments were made to the amounts reported in the “Summary Compensation
Table” for the applicable year. A reconciliation of the adjustments for Mr. O’Donnell and for the average of the other named executive officers is set forth following the footnotes to this table.
(4)Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2020. Historic stock price performance is not necessarily indicative of future stock price performance.
(5)The TSR peer group consists of the S&P 1500 Property & Casualty Insurance Index, an independently prepared index that includes companies in the property and casualty insurance industry (and which is used for the Company’s stock performance chart in the annual report).
(6)As noted in “Compensation Discussion and Analysis,” the Governance and Human Capital Committee selected change in book value per common share plus change in accumulated dividends as a key metric for evaluating and rewarding management’s performance in the
2025 incentive program design. This measure is used to determine the vesting of 75% of the performance share awards, the most heavily weighted component of our executive compensation program.
(7)The amounts reported in the prior Pay Versus Performance disclosure have been updated to include: (1) for 2021 to 2024, tax reimbursements that were inadvertently excluded for the additional taxes incurred when a named executive officer is required to work in a tax jurisdiction other than their primary work jurisdiction (this benefit is provided to all Company employees); and, (2) for 2023 and 2024, dividends accrued and paid on performance shares that were inadvertently excluded.

RenaissanceRe 2026 Proxy Statement | 71
Reconciliation of CAP Adjustments
CAP Adjustments – Kevin J. O’Donnell

Year	Summary Compensation Table Total ($)(a)	Minus Grant Date Fair Value of Stock Awards Granted in Fiscal Year ($)(b)	Plus Fair Value at Fiscal Year- End of Outstanding and Unvested Stock Awards Granted in Fiscal Year ($)(c)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Granted in Prior Fiscal Years ($)(d)	Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(e)	Plus/(Minus) Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(f)	Minus Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(g)	Plus Dollar Value of Dividends Paid During the Year on Stock Awards ($)(h)	Equals Compensation Actually Paid ($)

2025	12,951,841	(5,014,732)	7,268,661	10,560,494	—	(658,164)	—	224,979	25,333,079
2024	11,667,346	(5,014,654)	6,843,195	12,076,407	—	2,073,532	—	207,441	27,853,267
2023	23,676,250	(17,014,841)	17,338,993	4,940,668	—	1,123,167	—	132,054	30,196,291
2022	10,232,091	(5,014,750)	6,350,040	740,992	—	(372,333)	(1,806,074)	57,534	10,187,500
2021	8,943,295	(4,674,712)	4,867,899	165,907	—	(19,819)	(1,208,330)	170,710	8,244,950
CAP Adjustments – Other Non-PEO Named Executive Officers (Average)

Year	Summary Compensation Table Total ($)(a)	Minus Grant Date Fair Value of Stock Awards Granted in Fiscal Year ($)(b)	Plus Fair Value at Fiscal Year- End of Outstanding and Unvested Stock Awards Granted in Fiscal Year ($)(c)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Granted in Prior Fiscal Years ($)(d)	Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(e)	Plus/(Minus) Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(f)	Minus Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(g)	Plus Dollar Value of Dividends Paid During the Year on Stock Awards ($)(h)	Equals Compensation Actually Paid ($)

2025	5,061,007	(1,774,665)	2,572,308	1,686,068	—	(142,062)	—	40,908	7,443,564
2024	4,563,567	(1,574,730)	2,148,938	1,840,926	—	440,045	—	37,045	7,455,791
2023	4,913,513	(2,308,267)	2,318,756	545,113	170,752	330,142	—	33,573	6,003,582
2022	3,383,118	(1,446,571)	1,831,753	208,920	—	(122,955)	(287,819)	18,407	3,584,853
2021	2,967,335	(1,267,789)	1,320,181	45,919	—	(10,064)	(302,207)	34,793	2,788,168
(a)Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the CAP
Adjustments - Other Non-PEO Named Executive Officer table, amounts shown represent averages. See footnote 1 for a list of the named executive officers included in the average for each indicated fiscal year.
(b)Represents the grant date fair value of the stock awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

72 | RenaissanceRe 2026 Proxy Statement
(c)Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested stock awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(d)Represents the change in fair value during the indicated fiscal year of the outstanding and unvested stock awards held by the applicable named executive officer as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(e)Represents the fair value at vesting of the stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(f)Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(g)Represents the fair value as of the last day of the prior fiscal year of the stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(h)Represents the aggregate value of dividends paid, including on vested and on outstanding and unvested stock awards.
Relationship Between Pay and Performance
Below is a description of the relationships between executive compensation actually paid by us to the PEO and the average of the executive compensation actually paid to the named executive officers other than the PEO, and the cumulative total shareholder return; net income (loss); and change in book value per share plus change in accumulated dividends. As described in “Compensation Discussion and Analysis,” our executive compensation program is heavily weighted towards long-
term incentive awards that are settled in stock. Given this weighting towards long-term incentives, our compensation actually paid is less impacted by our net income and change in book value per share plus change in accumulated dividends and most greatly impacted by changes in our stock price.

Compensation Actually Paid vs Company and Index Total Shareholder Return
Compensation Actually Paid ($ millions)
Total Shareholder Return ($)
35
30
25
20
15
10
5
0
$220
$200
$180
$160
$140
$120
$100
$80
$60
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO ($ millions)
Average Compensation Actually Paid to Non-PEO Named Executive Officers ($ millions)
Total Shareholder Return ($)
Peer Group Total Shareholder Return ($)

RenaissanceRe 2026 Proxy Statement | 73

Compensation Actually Paid vs Company Net Income (loss)
Compensation Actually Paid ($ millions)
Net Income (loss) ($ billions)
35
30
25
20
15
10
5
0
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO ($ millions)
Average Compensation Actually Paid to Non-PEO Named Executive Officers ($ millions)
Net Income (loss) ($ billions)

Compensation Actually Paid vs Change in Book Value Per Share Plus Change in Accumulated Dividends

Compensation Actually Paid ($ millions)
35
30
25
20
15
10
5
0
Change in Book Value Per Share Plus Change iAccumulated Dividends (%)
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
2021
2022
2023
2024
2025
Compensation Actually Paid to PEO ($ millions)
Average Compensation Actually Paid to Non-PEO Named Executive Officers ($ millions)
Change in Book Value Per Share Plus Change in Accumulated Dividends (%)

74 | RenaissanceRe 2026 Proxy Statement
Performance Measures Used to Link Company Performance and Compensation
Actually Paid to the Named Executive Officers
The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used by us to link our performance to compensation actually paid to the named executive officers for fiscal 2025. Please see “Compensation Discussion and Analysis” for a further description of these metrics and how they are used in our executive compensation program.
•Change in book value per share plus change in accumulated dividends
•Adjusted Operating ROE
•Gross premiums written
•Underwriting expense ratio
Equity Compensation Plan Information
The information set forth in the table below is as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants, and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by shareholders(2)	—	—	614,880

Equity compensation plans not approved by shareholders	—	—	—

Total	—	—	614,880
(1)As of December 31, 2025, there were no outstanding options. A total of 1,006,190 unvested restricted shares (including both time-vested restricted shares and performance shares) were excluded from column (a) as those shares are considered issued at the time of grant.
Unvested restricted shares were also excluded from column (c) as they are no longer available for future issuance.
(2)Plans previously approved by the shareholders consist of the 2016 LTI Plan. As described in “Proposal 3: Approval of the RenaissanceRe
Holdings Ltd. 2026 Long-Term Incentive Plan” we are seeking shareholder approval of the 2026 Plan, which will replace the 2016 Plan.

RenaissanceRe 2026 Proxy Statement | 75
2026 Long-Term Incentive Plan

PROPOSAL 3

Approval of the RenaissanceRe Holdings Ltd. 2026 Long-Term Incentive Plan

The Board of Directors unanimously recommends that shareholders vote FOR the approval of the 2026 Long-Term Incentive Plan.

Overview of Proposal
We are asking our shareholders to approve the 2026 Long-Term Incentive Plan (the “2026 Plan”). The 2026 Plan will replace the Company’s First Amended and Restated 2016 Long-Term Incentive Plan (the “2016 Plan”), although the Company intends to use the 2026 Plan in a manner consistent with the Company’s prior use of the 2016 Plan in order to incentivize and retain its employees, consultants and non-employee directors. The 2026 Plan maintains many of the governance practices and features of the 2016 plan. The 2026 Plan was approved unanimously by the Board at its meeting on February 11, 2026.
As discussed below, the Board believes the 2026 Plan is essential to our continued success as it remains committed to our historical philosophy of incentivizing employees by tying a significant portion of their compensation to the interests of our shareholders. The existing share reserve under the 2016 Plan will not be sufficient to satisfy the anticipated need for additional grants to eligible participants. As of March 12, 2026, there were 1,047,261 shares underlying outstanding awards under the
2016 Plan (with the number of shares underlying outstanding unearned performance based-awards calculated based on maximum performance) and 381,876 shares remaining available for issuance under the 2016 Plan. Based on our historical grant practices and certain other assumptions, including the price of our common shares, the 1,250,000 shares being requested, which represent approximately 2.9% of our 43,253,592 outstanding common shares and 2.9% of our fully diluted common shares as of March 12, 2026, together with the shares available for issuance under the 2016 Plan that will be carried over into the 2026 Plan, are expected to provide us with the ability to grant awards under the 2026 Plan for approximately 5 years, following which shareholders would be able to reevaluate any additional share authorization request. If the shareholders do not approve the 2026 Plan, the 2016 Plan will continue in full force and effect until the earlier of the depletion of the available shares under the 2016 Plan and its expiration on May 15, 2032. Any awards granted under the 2016 Plan will continue to be governed by the 2016 Plan.
If the 2026 Plan is not approved, we would be at a significant disadvantage for recruiting, retaining and motivating the high caliber individuals critical to our growth and profitability and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs. Since our inception, the Board has sought to align the interests of our employees with the long-term interests of shareholders through, among other things, a determination to place a significant emphasis on equity-based compensation as a component of our compensation programs. The Board believes that equity compensation of the type available for grant under the 2026 Plan, a cash- and stock-based incentive plan, furthers our goal of creating long-term value for our shareholders by fostering an ownership culture that encourages a focus on long-term performance, retention, and shareholder value-creation, and exposes our employees to economic diminishment if our share performance lags.

76 | RenaissanceRe 2026 Proxy Statement
Alignment of the 2026 Plan with the Interests of the Company and
Shareholders
At RenaissanceRe, our people are our most valuable resource and are core to our success and the execution of our strategy.
The Board believes that using equity to retain and motivate our key employees is critical to the achievement of our long-term goals and it considered the following factors, among other things, when approving the 2026 Plan:
•Allows us to align participant and shareholder interests. The Board believes that share ownership by employees, consultants and non-employee directors provides performance incentives and fosters long-term commitment to our benefit and to the benefit of our shareholders;
•Allows us to recruit and retain top talent. The Board believes that the shares available under the 2026 Plan will serve a critical role in attracting, retaining and motivating high caliber individuals essential to our success; and
•Allows us to pay-for-performance. The Board believes that equity compensation, by its very nature, is performance-based compensation and that the 2026 Plan will reflect our pay-for-performance philosophy and motivate our employees, consultants and non-employee directors to enhance our growth and profitability.
Key Features of the 2026 Plan
The 2026 Plan and our related governance practices and policies include many features that are designed to protect shareholder interests. A summary of these features follows, and a more detailed description of the features of the 2026 Plan is included under the heading “Summary of the 2026 Plan” below. The summaries in this proposal do not provide a complete description of all the provisions of the 2026 Plan and are qualified in their entirety by reference to the full text of the 2026 Plan, which is attached to this proxy statement as “Appendix B.” The 2026 Plan maintains many of the governance practices and features of the 2016 plan.
•Fixed Reserve of Shares. The number of common shares available for grant under the 2026 Plan is fixed and will not automatically increase because of an “evergreen” feature; shareholder approval is required to issue any additional shares, allowing our shareholders to have direct input on our equity compensation program.
•No Repricing. The 2026 Plan prohibits the repricing or exchange of underwater stock options and stock appreciation rights, as well as the cash buyout of underwater stock options and stock appreciation rights, without shareholder approval.
•No Discounted Stock Options or Stock Appreciation Rights. All stock options and stock appreciation rights must have an exercise price or base price equal to or greater than the fair market value of the underlying shares on the date of grant.
•No Liberal Definition of “Change in Control.” The change in control definition contained in the 2026 Plan is not a
“liberal” definition that would be triggered on mere shareholder approval of a transaction.
•Limitation on Term of Stock Options and Stock Appreciation Rights. The maximum term of a stock option or stock appreciation right under the 2026 Plan is 10 years.
•Double-Trigger Vesting. Pursuant to the 2026 Plan, the vesting of awards that are assumed or substituted in connection with a change in control will accelerate as a result of the change in control only if a participant experiences a qualifying termination within two years following the change in control.
•Clawback. Awards granted under the 2026 Plan are subject to our clawback and/or recoupment policies.
•Limitation on Amendments. Amendments to the 2026 Plan must be approved by our shareholders if shareholder approval is required by applicable law or the applicable rules of the national securities exchange on which our shares are principally listed or if the amendment would diminish the prohibition on repricing of stock options or stock appreciation rights.
•No Automatic Grants. The 2026 Plan does not provide for automatic grants to any participant.
•Independent Governance and Human Capital Committee. Our Governance and Human Capital Committee, which will administer the 2026 Plan, consists entirely of independent directors.
•No Tax Gross-Ups. The 2026 Plan does not provide for any tax gross-ups.

RenaissanceRe 2026 Proxy Statement | 77
•Minimum Vesting Period. No award granted under the 2026 Plan (other than any cash-based performance award) may vest in full prior to the one-year anniversary of the date of grant, subject to limited exceptions set forth in the 2026 Plan as described below and the Governance and Human Capital Committee’s ability to provide for accelerated exercisability or vesting of any award, including in cases of a participant’s termination or a change in control, in the terms of the Award
Agreement or otherwise.
•Limits Annual Compensation for Non-Employee Directors. The 2026 Plan imposes a $1,500,000 annual limit on the cash and equity compensation payable to each of our non-employee directors.
•Dividends on Performance Shares Paid Only Upon Vesting. Dividend or dividend equivalents with respect awards subject to performance-based vesting conditions are only paid to the extent the underlying award vests.
•No Liberal Share Counting for Stock Options. Shares used to satisfy the exercise price of a stock option or to satisfy the tax withholding obligations with respect to stock options or stock appreciation rights will not become available again for issuance under the 2026 Plan.
Key Data
The following table includes information regarding our outstanding awards and common shares available for future awards under the existing 2016 Plan as of March 12, 2026 (and without giving effect to approval of the 2026 Plan under this proposal):

2016 Plan

Total common shares underlying outstanding stock options	—
Weighted average exercise price of outstanding stock options	$—
Weighted average remaining contractual life of outstanding stock options	—
Total unvested restricted shares outstanding(1)	1,047,261
Total common shares currently available for grant	381,876
(1)Restricted shares include performance shares and time-vested restricted shares. All restricted shares are considered issued at the time of grant and are included in our outstanding common shares. Performance shares are issued at the maximum potential payout. The number of unvested restricted shares outstanding as of March 12, 2026 includes 13,963 unvested restricted shares held by our non-
employee directors.
The Governance and Human Capital Committee monitors the annual burn rate and total dilution, and grants only the number of stock-based awards that it believes are necessary to attract, reward and retain key employees, officers and other service providers. Burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its share incentive plan. Over the last three years, we have maintained an average burn rate of only 0.77% of common shares outstanding per year. Dilution measures the degree to which our shareholders’ ownership has been diluted by stock-based compensation awarded under our share plans. The following table shows our burn rate and dilution percentages over the past three years:

Key Equity Metric	2023	2024	2025

Burn Rate(1)	0.90%	0.63%	0.79%
Dilution(2)	2.09%	2.08%	2.29%
(1)“Burn rate” is calculated by dividing the number of common shares subject to equity awards granted during the fiscal year by the weighted average number of common shares outstanding during the fiscal year.
(2)“Dilution” is calculated by dividing the number of common shares subject to equity awards outstanding at the end of the fiscal year by the number of common shares outstanding at the end of the fiscal year.
After giving effect to the adoption of the 2026 Plan, the total fully-diluted overhang as of March 12, 2026 would be 3.8%. In this context, fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards
(numerator) divided by the sum of the numerator and basic common shares outstanding (denominator), with all data effective as of March 12, 2026.

78 | RenaissanceRe 2026 Proxy Statement
Our future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the 2026 Plan’s reserve upon the expiration, forfeiture or cash settlement of an award granted under the 2026 Plan or the 2016 Plan; the future performance of our share price; and other factors.
Summary of the 2026 Plan
The following is a summary of certain material features of the 2026 Plan, which is qualified in its entirety by reference to the full text of the 2026 Plan, which is attached to this proxy statement as “Appendix B.”
Purpose
The 2026 Plan is designed to assist us in attracting, retaining, motivating and rewarding certain of our employees, officers, directors and other service providers, and to promote the creation of long-term value for our shareholders by closely aligning the interests of such individuals with those of the shareholders.
Administration
The 2026 Plan will be administered by the Governance and Human Capital Committee, which has the authority to designate participants, grant awards, determine the number of common shares to be covered by awards, determine the terms and conditions of any awards, and construe and interpret the 2026 Plan and related award agreements. The Governance and
Human Capital Committee has the authority to accelerate the vesting of outstanding awards for any reason, including upon a
“corporate event” (as defined below) or in the event of a participant’s termination of employment. To the extent permitted by applicable law, the Governance and Human Capital Committee is permitted to delegate its authority under the 2026 Plan to one or more directors, officers or employees of the Company, although any award granted to any person who is subject to
Section 16 of the Exchange Act must be expressly approved by the Governance and Human Capital Committee.
Shares Available for Issuance Under the 2026 Plan
As of March 12, 2026, a total of 381,876 common shares were available for issuance under the existing 2016 Plan, 1,047,261 common shares were underlying outstanding and unvested awards under the 2016 Plan, and 1,630,955 vested common shares were outstanding that were issued under the 2016 Plan. If our shareholders approve the 2026 Plan, in addition to the shares available under the 2016 Plan which will be rolled over into the 2026 Plan, a new authorization of 1,250,000 common shares will be reserved and available for future issuance under the 2026 Plan.
If any award granted under the 2026 Plan or the 2016 Plan expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for awards under the
2026 Plan. Any shares withheld for the payment of any exercise price or taxes relating to any award under the 2026 Plan or the 2016 Plan, other than an award of options or stock appreciation rights, will not be deemed to constitute shares delivered and will be deemed to again be available for delivery under the plan. Any shares withheld for the payment of any exercise price or taxes relating to an option or stock appreciation right granted under the 2026 Plan or the 2016 Plan will be deemed to constitute shares delivered and will not be available for delivery under the plan.
The maximum number of common shares reserved for issuance under the 2026 Plan that may be issued or transferred upon exercise or settlement of incentive stock options will be 1,250,000 shares. The maximum value of any awards granted to any non-employee director in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year, may not exceed $1,500,000.
Awards and the common shares authorized under the 2026 Plan, including the number of shares that may be subject to incentive stock options, are subject to adjustment as described below under “Changes in Capital Structure.”
The closing price of a common share as reported on The New York Stock Exchange on March 12, 2026 was $291.36 per
common share.

RenaissanceRe 2026 Proxy Statement | 79
Eligibility
The following individuals are eligible to participate in the 2026 Plan, as selected by our Governance and Human Capital
Committee for participation:
•employees and officers of the Company or its affiliates;
•non-employee directors of the Company or its affiliates;
•other individuals who provide substantial services to the Company or its affiliates as a consultant or advisor (or a wholly owned alter ego entity of such an individual); and
•prospective employees of the Company or its affiliates, although such individuals may not receive any payment or exercise any rights relating to awards until they have actually commenced employment.
As of March 12, 2026, there were approximately 1,047 employees and officers and 10 non-employee directors of the Company eligible to participate in the 2026 Plan. Although non-employee directors of our subsidiaries and affiliates, consultants and advisors would be eligible to participate in the 2026 Plan if selected by the Governance and Human Capital Committee, historically, we do not grant equity awards to these individuals.
Grants of Awards
Pursuant to the 2026 Plan, the Governance and Human Capital Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards (including cash-
based performance awards), and other stock-based awards.
Restricted Stock. An award of restricted stock is a grant of common shares which are subject to limitations on transfer during a restricted period established in the applicable award agreement. Holders of restricted stock generally have the rights and privileges of a shareholder with respect to their restricted stock. Unless otherwise set forth in an award agreement, dividends with respect to the restricted stock are withheld by the Company on behalf of the participant and are subject to vesting and forfeiture to the same degree as the shares of restricted stock to which such dividends relate; provided, however, that, notwithstanding anything to the contrary in an award agreement, any dividend or other distribution paid with respect to shares subject to a restricted stock award that are subject to performance-based vesting conditions will be deposited with the
Company and will be subject to the same performance-based vesting conditions as the common shares with respect to which such dividend or distribution was made. With respect to shares subject to a restricted stock award that is subject to time-based vesting conditions, consistent with the 2016 Plan and the Company’s historical practice, the 2026 Plan allows the Company to pay dividends on a current basis.
All of the terms relating to the satisfaction of performance measures and the termination of a restriction period or performance period relating to a restricted stock award, or the forfeiture and cancellation of a restricted stock award (i) upon a termination of employment, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Governance and Human Capital Committee.
Restricted Stock Units. A restricted stock unit is a notional unit representing the right to receive one common share (or, if specified in the award agreement, the cash value of one common share) on a specified settlement date. When a participant satisfies the conditions of the restricted stock unit award established by the Governance and Human Capital Committee in the
applicable award agreement, the award is settled in common shares, cash or property, as determined by the Governance and
Human Capital Committee and set forth in the award agreement. Unless otherwise set forth in an award agreement, a participant is not entitled to any dividends or dividend equivalents with respect to the restricted stock units prior to settlement;
provided, however, that, notwithstanding anything to the contrary in an award agreement, any dividend or other distribution paid with respect to shares subject to a restricted stock unit award that are subject to performance-based vesting conditions will be deposited with the Company and will be subject to the same performance-based vesting conditions as the restricted stock units to which relate. With respect to a restricted stock unit award that is subject to time-based vesting conditions, consistent with the 2016 Plan, the 2026 Plan allows the Company to pay dividend equivalents on a current basis.
All of the terms relating to the satisfaction of performance measures and the termination of a restriction period or performance period relating to a restricted stock unit award, or the forfeiture and cancellation of a restricted stock unit award (i) upon a termination of employment, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Governance and Human Capital Committee.

80 | RenaissanceRe 2026 Proxy Statement
Performance Awards. A performance award (which may be classified as a performance share, performance unit or cash award) represents the right to receive certain amounts based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award are set forth in the applicable award agreement. The
Governance and Human Capital Committee is responsible for setting the applicable performance goals.
Performance goals may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business or business segments, subsidiaries, products, regions, or other operational units or departments of the Company (or in combination thereof) or may be related to the performance of an individual participant and may be expressed in absolute terms, or relative or comparative to (i) current internal targets or budgets, (ii) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (iii) the performance of one or more similarly situated companies, (iv) the performance of an index covering multiple companies, or (v) other external measures of the selected performance criteria.
The Governance and Human Capital Committee is authorized to make adjustments in the method of calculating the attainment of applicable performance goals to provide for adjustments, modifications or amendments, as determined in accordance with
“generally accepted accounting principles,” to any of the business criteria for one or more of the following items of gain, loss, profit or expense: (i) determined to be extraordinary, unusual or non-recurring in nature; (ii) related to changes in accounting principles under “generally accepted accounting principles” or tax laws; (iii) related to currency fluctuations; (iv) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (v) related to restructuring, divestitures, productivity initiatives or new business initiatives; (vi) related to discontinued operations that do not qualify as a segment of business under “generally accepted accounting principles”; (vii) attributable to the business operations of any entity acquired by the Company during the fiscal year; (viii) non-operating items; and (ix) acquisition or divestiture expenses.
Performance awards that have been earned as a result of the relevant performance goals being achieved may be paid in the form of cash, common shares or other awards under the 2026 Plan (or some combination thereof).
Unless otherwise set forth in an award agreement, dividends or dividend equivalents with respect to performance awards are withheld by the Company on behalf of the participant and are subject to vesting and forfeiture to the same degree as the performance award to which such dividends or dividend equivalents relate; provided, however, that, notwithstanding anything to the contrary in an award agreement, any dividends or dividend equivalents paid with respect to shares subject to a performance award that are subject to performance-based vesting conditions will be deposited with the Company and will be subject to the same performance-based vesting conditions applicable to the award. All of the terms relating to the satisfaction of performance measures and the termination of a restriction period or performance period relating to a performance award, or the forfeiture and cancellation of a performance award (i) upon a termination of employment, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Governance and Human Capital Committee.
Stock Options and Stock Appreciation Rights. We have not granted stock options or stock appreciation rights to anyone, including our named executive officers, since 2008 and have no present intention to grant stock options or stock appreciation rights in the near term. No stock options or stock appreciation rights are currently outstanding. However, to maintain maximum flexibility, the 2026 Plan allows the grant of incentive stock options, within the meaning of Section 422(b) of the Code, non-qualified stock options and stock appreciation rights.
A stock option granted under the 2026 Plan provides a participant with the right to purchase, within a specified period of time, a stated number of common shares at the price specified in the applicable award agreement. The exercise price applicable to a stock option is set by the Governance and Human Capital Committee at the time of grant and may not be less than the fair market value of a common share on the date of grant (or 110% in the case of an incentive stock option granted to a 10%
shareholder).
A stock appreciation right is a conditional right to receive an amount equal to the value of the appreciation in the common shares over a specified period. Stock appreciation rights may be settled in common shares, cash or other property, as specified in the award agreement or as determined by the Governance and Human Capital Committee. The base price applicable to a stock appreciation right is set by the Governance and Human Capital Committee at the time of grant and may not be less than the fair market value of a common share on the date of grant.
Stock options and stock appreciation rights vest in accordance with the terms of the applicable award agreement. The maximum term of a stock option or stock appreciation right granted under the 2026 Plan is 10 years from the date of grant (or five years in the case of an incentive stock option granted to a 10% shareholder). Payment of the exercise price of a stock option may be made in a manner approved by the Governance and Human Capital Committee, which may include any of the

RenaissanceRe 2026 Proxy Statement | 81
following payment methods: cash; common shares; pursuant to a broker-assisted cashless exercise in accordance with procedures approved by the Governance and Human Capital Committee; pursuant to a delivery of a notice of “net exercise,” or in any other form of consideration approved by the Governance and Human Capital Committee.
No incentive stock options may be granted under the 2026 Plan following the 10th anniversary of the date the 2026 Plan was adopted by the Board.
All of the terms relating to the exercise, cancellation or other disposition of stock options and stock appreciation rights (i) upon a termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, or (ii)
during a paid or unpaid leave of absence, are determined by the Governance and Human Capital Committee. Notwithstanding
anything in the award agreement to the contrary, the holder of a stock option or stock appreciation right will not be entitled to receive dividend equivalents with respect to the common shares subject to such stock option or stock appreciation right.
Other Stock-Based Awards. The 2026 Plan authorizes the Governance and Human Capital Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to our common shares. Such awards and the terms applicable to such awards are set forth in award agreements.
Clawback; Sub-Plans. All awards granted under the 2026 Plan are subject to incentive compensation clawback and recoupment policies implemented by the Board (or a committee or subcommittee of the Board) from time to time. In addition, the Governance and Human Capital Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 2026 Plan by individuals who are non-U.S. nationals or are primarily employed or providing services outside the United States or Bermuda, and may modify the terms of any awards granted to such participants in a manner deemed by the Governance and Human Capital Committee to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.
No Repricing of Stock Options or Stock Appreciation Rights. No stock option or stock appreciation right may be repriced without shareholder approval. For purposes of the 2026 Plan, “repricing” means any of the following: (i) changing the terms of a stock option or stock appreciation right to lower its exercise price or base price (other than on account of capital adjustments as described below under “Changes in Capital Structure”), (ii) any other action that is treated as a repricing under
“generally accepted accounting principles,” and (iii) repurchasing for cash or canceling a stock option or stock appreciation right in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying common shares.
Minimum Vesting Period. Except as provided below, no award granted under the 2026 Plan (other than any cash-based performance award) may vest in full over a period that is less than one year from the date of grant. Under the 2026 Plan, in accordance with the Company’s administrative procedures to use a pre-set annual grant date, the Company may grant awards that vest in installments, with the first installment vesting prior to the one-year anniversary of the grant date. The 2026 Plan’s minimum vesting period does not apply: (i) to awards granted in payment of or exchange for an equivalent amount of salary, bonus or other earned cash compensation (including performance shares); (ii) to a substitute award that does not reduce the vesting period of the award being replaced or assumed; (iii) to awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting; or (iv) to awards involving an aggregate number of common shares not in excess of 5% of the aggregate number of common shares that may be delivered in connection with awards under the 2026
Plan (subject to adjustment as described below under “Changes in Capital Structure”); provided, further, that the minimum vesting restriction in the 2026 Plan does not apply to the Governance and Human Capital Committee’s discretion under the
2026 Plan to provide for accelerated exercisability or vesting of any award, including upon a corporate event or in the event of a participant’s termination.
Changes in Capital Structure
In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards
Codification Topic 718, Compensation—Stock Compensation, or any successor or replacement accounting standard) that causes the per share value of the common shares to change, such as a share dividend, share split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under the 2026 Plan, the terms of each outstanding option and stock appreciation right, the terms of each outstanding restricted stock award and restricted stock unit award, and the terms of each outstanding performance award will be appropriately adjusted by the
Governance and Human Capital Committee. In the event of any other change in corporate capitalization, including a merger,

82 | RenaissanceRe 2026 Proxy Statement
consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Governance and Human Capital
Committee to prevent dilution or enlargement of rights of participants.
Corporate Events
For purposes of the 2026 Plan, a “corporate event” means:
•a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation;
•a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of common shares receive securities of another corporation or other property or cash;
•a “change in control” (as defined in the 2026 Plan); or
•a reorganization, dissolution or liquidation of the Company.
Pursuant to the 2026 Plan, in connection with a corporate event, the Governance and Human Capital Committee may take any of the following actions:
•require that outstanding awards be assumed or substituted in connection with such event;
•accelerate the vesting of any outstanding awards not assumed or substituted in connection with such event, subject to the consummation of such event; provided that any awards that vest subject to the achievement of performance criteria will be deemed earned at target level or any other level determined by the Governance and Human Capital Committee, including any level specified in the award agreement;
•cancel outstanding awards not assumed or substituted in connection with such event upon the consummation of such event
(whether vested or unvested) and provide award holders with the per-share consideration being received by our shareholders in connection with such event in exchange for their awards (or, with respect to a cash award, the amount payable pursuant to the award);
•cancel all outstanding stock options, stock appreciation rights or other awards (whether vested or unvested) subject to exercise not assumed or substituted in connection with such event as of the consummation of such event, and provide the holder at least 10 days to exercise each stock option, stock appreciation right or other award canceled prior to the consummation of such event; or
•replace outstanding awards with a cash incentive program that preserves the value of the replaced awards and contains identical vesting conditions.
Pursuant to the 2026 Plan, the vesting, payment, purchase or distribution of any award that is assumed or substituted in connection with a “change in control” will accelerate in the event the participant’s employment is involuntarily terminated (or, in the case of a non-employee director of the Company, if the non-employee director’s service on the Board terminates in connection with or as a result of a “change in control”) during the two-year period commencing on the “change in control.”
Non-Transferability of Awards
Except as otherwise provided by the Governance and Human Capital Committee, awards are generally non-transferable other than by will or the laws of descent and distribution and restricted stock is generally non-transferable.
Termination and Amendment
The Board or the Governance and Human Capital Committee may amend or terminate the 2026 Plan at any time, except that no amendment may, without shareholder approval, violate the shareholder approval requirements of the national securities exchange on which the common shares are principally listed. Unless sooner terminated, the 2026 Plan will terminate on the day before the 10th anniversary of the date the shareholders of the Company approve the 2026 Plan.
Certain U.S. Federal Income Tax Consequences
The following is a brief discussion of certain U.S. federal income tax consequences for awards granted under the 2026 Plan.
The 2026 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is based on current law, is not intended to constitute tax advice, and does not address all aspects of U.S. federal income taxation that may be relevant to a particular participant in light of his or her personal circumstances and does not describe foreign, state, or local tax

RenaissanceRe 2026 Proxy Statement | 83
consequences, which may be substantially different. Holders of awards under the 2026 Plan are encouraged to consult with their own tax advisors.
Non-Qualified Stock Options and Stock Appreciation Rights. With respect to non-qualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price and the fair market value of the shares on the date of exercise, and the participant’s employer is generally entitled to a compensation deduction for U.S. federal income tax purposes in the same amount; and (iii) upon a subsequent sale of the shares received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option;
however, such participant is generally required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant (any disposition within such period is a
“disqualifying disposition”), then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no compensation deduction will be allowed to the participant’s employer for U.S. federal income tax purposes.
If shares acquired upon the exercise of an incentive stock option are disposed of in a disqualifying disposition as described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the participant’s employer will generally be entitled to deduct such amount as a compensation deduction for U.S. federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be.
Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a non-qualified stock option.
Other Awards. The tax effects related to other stock-based awards under the 2026 Plan are dependent upon the structure of the particular award.
Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, such income will be subject to U.S. federal (including, except as described below, Social Security and Medicare tax) and applicable state and local income tax and applicable tax withholding requirements.
New Plan Benefits
Because awards to be granted in the future under the 2026 Plan are at the discretion of the Governance and Human Capital
Committee, it is not possible to determine the benefits or the amounts that have been or will be received by eligible participants under the 2026 Plan.
Future Plan Awards
No awards have been granted to any participant pursuant to the 2026 Plan that are contingent upon the approval by our shareholders of the 2026 Plan. We anticipate that equity-based awards may be granted in the discretion of the Governance and Human Capital Committee under the 2026 Plan out of the additional common shares to be reserved for issuance in connection with the approval of the 2026 Plan; however, the number of common shares that may be so granted will be based upon various prospective factors, including the nature of services to be rendered by the eligible participants and their potential contributions to our success. Accordingly, the number, type and grantee(s) of actual future awards cannot be determined at this time.

84 | RenaissanceRe 2026 Proxy Statement
Audit Matters

PROPOSAL 4

Approval of the Appointment of Independent Registered Public Accounting Firm and Referral of the Determination of the Auditor’s Remuneration to the Board

The Audit Committee and the Board of Directors unanimously recommend that shareholders vote FOR the approval of the appointment of PricewaterhouseCoopers Ltd. as our independent registered public accounting firm for the 2026 fiscal year and the referral of the determination of the auditor’s remuneration to the Board.

Overview of Proposal
The Audit Committee evaluates the performance of our independent registered public accounting firm each year and determines whether to reengage them or consider other firms. In doing so, the Audit Committee considers the auditor’s service quality and efficiency, capability, technical expertise and knowledge of our operations and industry. In addition, the Audit
Committee is involved in the selection of our independent registered public accounting firm’s lead engagement partner and ensures that the mandated rotation of the lead partner occurs routinely. Upon recommendation of the Audit Committee, the
Board has appointed PricewaterhouseCoopers Ltd. to serve as our independent registered public accounting firm for the 2026 fiscal year. We have engaged PricewaterhouseCoopers Ltd. in this capacity since 2022.
A representative of PricewaterhouseCoopers Ltd. is expected to attend the Annual Meeting. The representative will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions from shareholders.
Recommendation and Vote
In accordance with Bermuda law, our shareholders have the authority to approve the appointment of our independent registered public accounting firm and a proposal will be submitted to the shareholders at the Annual Meeting for approval of the appointment of PricewaterhouseCoopers Ltd. Shareholders at the Annual Meeting will also be asked to vote to refer the determination of the auditor’s remuneration to the Board. Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote thereon.

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Principal Accountant Fees and Services
The following table summarizes the aggregate fees billed by PricewaterhouseCoopers Ltd. during our 2025 and 2024 fiscal years.

Type of Fees	Fiscal 2025 ($)	Fiscal 2024 ($)

Audit Fees	7,613,062	8,426,188
Audit-Related Fees	78,409	74,675
Tax Fees	172,500	271,548
All Other Fees	9,950	9,950
Total	7,873,921	8,782,361
Audit Fees. Audit fees for 2025 and 2024 consist of fees for (a) the audit of our annual financial statements, (b) review of our quarterly financial statements, (c) statutory audits, and (d) assistance with and review of documents filed with the SEC
(including comfort letters and consents).
Audit-Related Fees. Audit-related fees for both 2025 and 2024 principally related to audits of our employee benefits plans.
Tax Fees. Tax fees for 2025 and 2024 consisted of fees related to (a) tax compliance services, (b) transfer pricing services, and (c) other tax consulting services.
All Other Fees. All other fees for 2025 and 2024 consisted of fees related to (a) the provision of certain software and (b) a compensation benchmarking study.
Pre-Approval Policies and Procedures
The Audit Committee is responsible for managing our relationship with our independent auditor. The Audit Committee has the sole authority to appoint and engage our auditor, subject to approval and ratification by the shareholders. The Audit Committee regularly reviews the auditor’s work plan, bills, and work product.
The Audit Committee must pre-approve all audit services and permitted non-audit services performed for us by our auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate the authority to grant pre-approvals of audit and permitted non-audit services to a subcommittee of its members, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. All engagements of PricewaterhouseCoopers Ltd. to provide audit, audit-related services and permitted non-audit services to us during 2025 and 2024, respectively, were pre-approved by the Audit Committee.

86 | RenaissanceRe 2026 Proxy Statement
Audit Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information or report be incorporated by reference into any future filing by us under the Securities Act, or the
Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.
The Audit Committee oversees our financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing our financial statements, and for the public reporting process. PricewaterhouseCoopers Ltd., our independent auditor for 2025, is responsible for expressing opinions on the conformity of our audited financial statements with generally accepted accounting principles in the United
States and on the effectiveness of our internal control over financial reporting.
The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent auditor, for the purpose of preparing or issuing an audit report. In fulfilling its oversight responsibilities, the Audit Committee reviewed (i) management’s assessment of the effectiveness of our internal control over financial reporting and
PricewaterhouseCoopers Ltd.’s evaluation of our internal control over financial reporting, and (ii) the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee reviewed and discussed with PricewaterhouseCoopers Ltd. the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Commission, including its judgments as to the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments, all critical accounting policies and practices to be used, material alternative accounting treatments within generally accepted accounting principles discussed with management and other material written communications between
PricewaterhouseCoopers Ltd. and management. The Audit Committee has discussed with PricewaterhouseCoopers Ltd. its independence from both management and the Company and has received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee has reviewed and discussed the audited financial statements with management.
The Audit Committee discussed with PricewaterhouseCoopers Ltd. the overall scope and plans for its audit. The Audit
Committee met with the independent auditor, with and without management present, to discuss the results of their examination, their evaluations of our internal controls and the overall quality of our financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended
December 31, 2025, for filing with the Commission.
Carol P. Sanders, Chair
Shyam Gidumal
Valerie Rahmani

RenaissanceRe 2026 Proxy Statement | 87
Security Ownership
Security Ownership of Certain Beneficial Owners
The following table sets forth information with respect to the beneficial ownership of our common shares as of March 5, 2026 for each person known by us to own beneficially 5% or more of our outstanding common shares.

Name and Address of Beneficial Owner	Number of Common Shares	Percentage of Class(1)

The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	5,565,691	12.9%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	4,775,532	11.1%
Capital World Investors(4) 33 South Hope Street, 55th Floor Los Angeles, California 90071	2,649,127	6.1%
State Farm Mutual Automobile Insurance Company(5) One State Farm Plaza Bloomington, Illinois 61710	2,399,303	5.6%
(1)The percentage of class shown is based on 43,153,808 common shares outstanding as of March 5, 2026.
(2)According to a Statement on Schedule 13G/A filed on February 13, 2024 by The Vanguard Group (“Vanguard”), Vanguard was the
beneficial owner of 5,565,691 common shares as of December 29, 2023 and had the shared power to vote or direct the vote of 27,825 common shares, sole power to dispose of or to direct the disposition of 5,446,022 common shares and shared power to dispose or direct the disposition of 119,669 common shares. On May 11, 2018, we granted Vanguard a limited waiver from the restrictions on the acquisition of share ownership set forth in our Bye-laws, up to a maximum amount of shares representing 15% of our shares outstanding.
Vanguard has agreed that, in accordance with our Bye-laws, the voting rights attributable to shares owned or controlled by Vanguard will not exceed 9.9% of the voting rights attached to all of our issued and outstanding capital shares.
(3)According to a Statement on Schedule 13G/A filed on February 9, 2024 by BlackRock, BlackRock was the beneficial owner of 4,775,532 common shares as of December 31, 2023 and had the sole power to vote or to direct the voting of 4,597,476 common shares and sole power to dispose of or to direct the disposition of 4,775,532 common shares. On November 15, 2016, we granted BlackRock a limited waiver from the restrictions on the acquisition of share ownership set forth in our Bye-laws, up to a maximum amount of shares representing 15% of our shares outstanding. BlackRock has agreed that, in accordance with our Bye-laws, the voting rights attributable to shares owned or controlled by BlackRock will not exceed 9.9% of the voting rights attached to all of our issued and outstanding capital shares.
(4)According to a Statement on Schedule 13G filed on November 13, 2024 by Capital World Investors (“CWI”), CWI was the beneficial owner of 2,649,127 common shares as of September 30, 2024 and had the sole power to vote or to direct the voting of 2,649,127 common shares and sole power to dispose of or to direct the disposition of 2,649,127 common shares.
(5)According to a Statement on Schedule 13G/A filed on October 15, 2025 by State Farm, State Farm was the beneficial owner of 2,399,303 common shares as of July 24, 2025 and had the sole power to vote or to direct the voting of 2,399,303 common shares and sole power to dispose of or to direct the disposition of 2,399,303 common shares.

88 | RenaissanceRe 2026 Proxy Statement
Security Ownership of Management
The following table sets forth information with respect to the beneficial ownership of our common shares as of March 5, 2026 for each of our named executive officers, directors, director nominees and all of our executive officers and directors as a group.
Unless otherwise noted below, each of these individuals had sole voting and dispositive power with respect to the common shares beneficially owned by him or her.

Name of Beneficial Owner	Number of Common Shares	Percentage of Class(1)

Kevin J. O’Donnell(2)	447,973	1.0%
Robert Qutub(3)	81,973	*
Ross A. Curtis(4)	177,061	*
David Marra(5)	98,747	*
Shannon L. Bender(6)	38,130	*
David C. Bushnell(7)	13,439	*
James L. Gibbons(7)	32,462	*
Shyam Gidumal(7)	3,809	*
Duncan P. Hennes(7)	8,696	*
Stephen C. Hooley	—	*
Torsten Jeworrek(7)	2,793	*
Henry Klehm III(7)	20,318	*
Loretta J. Mester(7)	1,865	*
Valerie Rahmani(7)	8,696	*
Carol P. Sanders(7)	7,241	*
Cynthia Trudell(7)	6,534	*
All of our executive officers, directors and director nominees (18 persons)(8)	1,005,399	2.3%
*Less than 1%
(1)The percentage of class shown is based on 43,153,808 common shares outstanding as of March 5, 2026.
(2)Includes (i) 48,158 time-vested restricted shares that have not yet vested and (ii) 161,878 performance shares, for which the performance period has not yet been completed, that are eligible to be earned if maximum performance is attained. Also includes 1,079 shares held by a limited partnership for the benefit of Mr. O’Donnell’s family.
(3)Includes (i) 8,362 time-vested restricted shares that have not yet vested and (ii) 39,143 performance shares, for which the performance period has not yet been completed, that are eligible to be earned if maximum performance is attained.
(4)Includes (i) 8,725 time-vested restricted shares that have not yet vested and (ii) 40,845 performance shares, for which the performance period has not yet been completed, that are eligible to be earned if maximum performance is attained.
(5)Includes (i) 10,641 time-vested restricted shares that have not yet vested and (ii) 39,675 performance shares, for which the performance period has not yet been completed, that are eligible to be earned if maximum performance is attained.
(6)Includes (i) 5,666 time-vested restricted shares that have not yet vested and (ii) 27,573 performance shares, for which the performance period has not yet been completed, that are eligible to be earned if maximum performance is attained.
(7)Includes the following number of restricted shares granted in payment of directors’ fees that have not yet vested: 1,239 restricted shares for Dr. Mester, 1,287 restricted shares for Dr. Jeworrek, Messrs. Bushnell, Gidumal, Hennes and Klehm and Mses. Sanders and Trudell
and Dr. Rahmani; and 2,428 restricted shares for Mr. Gibbons.
(8)Includes 114,567 time-vested restricted shares that have not yet vested.

RenaissanceRe 2026 Proxy Statement | 89
General Information
About the Proxy Materials and the Annual Meeting
This proxy statement summarizes the information you need to know to vote at the Annual Meeting. The notice regarding the availability of proxy materials, this proxy statement, the Notice of Annual General Meeting of Shareholders and the proxy card are first being made available to shareholders on or about March 18, 2026, concurrently with the distribution of our 2025
Annual Report to Shareholders. Our Annual Report shall not be deemed to be part of this proxy statement.
Record Date
The Board has set March 5, 2026 as the record date for the Annual Meeting. On the record date, there were 43,153,808 shares of our common stock outstanding and entitled to vote.
Shareholders Entitled to Vote
If you were the beneficial owner of common shares held in street name, or a shareholder of record with respect to our common shares at the close of business on the record date, you are entitled to notice of, and may vote at, the Annual Meeting. The common shares are our only class of equity securities outstanding and entitled to vote at the Annual Meeting.
Each of our common shares entitles its holder to one vote on each matter that is voted upon at the Annual Meeting or any postponements or adjournments thereof, subject to certain provisions of our Bye-laws that reduce the total voting power of any shareholder owning, directly or indirectly, beneficially or otherwise, as described in our Bye-laws, more than 9.9% of the common shares to not more than 9.9% of the total voting power of our capital stock unless otherwise waived at the discretion of the Board. In addition, the Board may limit a shareholder’s voting rights where the Board deems it necessary to do so to avoid adverse tax, legal or regulatory consequences. The reduction of such voting power may have the effect of increasing another shareholder’s voting power to more than 9.9%, thereby requiring a corresponding reduction in such other shareholder’s voting power.
Because the applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons, we request that any holder of common shares with reason to believe that it is a shareholder whose common shares carry more than 9.9% of the voting power of
RenaissanceRe contact us promptly so that we may determine whether the voting power of such holder’s common shares should be reduced. The Board is empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of common shares, the names of persons having beneficial ownership of the shareholder’s common shares, relationships with other shareholders or any other facts the directors may consider relevant to the determination of the number of common shares attributable to any person. The Board may disregard the votes attached to common shares of any holder who fails to respond to such a request or who, in the Board’s judgment, submits incomplete or inaccurate information.
The Board retains the discretion to make such final adjustments that it considers fair and reasonable in all circumstances as to the aggregate number of votes attaching to the common shares of any shareholder to ensure that no shareholder’s voting power is more than 9.9% of the total voting power of our capital stock at any time.
These voting power restrictions may be waived by the Board in its sole discretion. To date, the Board has consistently enforced these voting power restrictions.
Quorum
Two persons present in person and throughout the Annual Meeting representing in person or by proxy more than 50% of the issued common shares entitled to vote on the matters to be considered at the Annual Meeting form a quorum for the transaction of business at the Annual Meeting. Withheld votes for the election of directors, abstentions and “broker non-
votes” (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its client) will be counted for purposes of determining whether a quorum is present.

90 | RenaissanceRe 2026 Proxy Statement
Vote Required
The Board has adopted a majority vote standard in uncontested director elections, which means that director nominees for whom the number of votes cast FOR that director’s election exceeds the number of votes cast AGAINST that director’s election (with abstentions and broker non-votes not counted as a vote cast either FOR or AGAINST a director’s election) will be elected as a director at the Annual Meeting. In the event that a nominee for election fails to receive a majority of the votes cast at an election which is uncontested, such nominee will tender an irrevocable resignation, and the Board will decide whether to accept or reject the resignation no later than ninety (90) days following certification of the election results. Because we did not receive proper advance notice in accordance with our Bye-laws of any shareholder nominees for director, the election of directors solicited hereby is an uncontested election.
Your bank, broker or other nominee is not permitted to vote your shares on any proposal that is considered to be non-routine under the rules of the NYSE unless it has received your specific voting instructions with respect to that proposal. For routine matters, unless your proxy indicates otherwise, the persons named as your proxies will vote your shares according to the recommendation of the Board.
A hand vote will be taken unless a poll is requested pursuant to our Bye-laws.
The following table summarizes the voting options, vote required for approval and effect of abstentions and broker non-votes for each proposal to be considered at the Annual Meeting:

Proposal	Board Recommendation	Voting Options	Voting Approval Standard	Effect of Abstentions	Broker Discretionary Voting Allowed?	Effect of Broker Non-Votes

Election of four Class I director nominees named in this proxy statement	FOR each director nominee	FOR, AGAINST or ABSTAIN for each director nominee	The number of votes cast FOR that director’s election exceeds the number of votes cast AGAINST that director’s election as a director at the Annual Meeting	No effect	No	No effect

Advisory vote on the compensation of our named executive officers	FOR	FOR, AGAINST or ABSTAIN	Majority of the votes cast at the Annual Meeting	No effect	No	No effect

Approval of the RenaissanceRe Holdings Ltd. 2026 Long-Term Incentive Plan	FOR	FOR, AGAINST or ABSTAIN	Majority of the votes cast at the Annual Meeting	No effect	No	No effect

Approval of the appointment of PricewaterhouseCoopers Ltd. as our independent registered public accounting firm for the 2026 fiscal year and the referral of the auditor’s remuneration to the Board	FOR	FOR, AGAINST or ABSTAIN	Majority of the votes cast at the Annual Meeting	No effect	Yes	Not applicable

RenaissanceRe 2026 Proxy Statement | 91
How to Vote
Shareholder of Record
If your common shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record with respect to those shares, and the notice regarding the availability of proxy materials was sent directly to you by Broadridge Financial Solutions, Inc. (“Broadridge”), our tabulation agent.
If you are a shareholder of record, you may vote in person at the Annual Meeting, in which case we will give you a ballot when you arrive. If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote (1) by proxy over the Internet by following the instructions provided in the notice; or (2) if you requested printed copies of the proxy materials by mail, you must either (a) fill out the enclosed proxy card, date and sign it and return it in the enclosed postage paid envelope; or (b) vote using the Internet (instructions are on the proxy card).
Beneficial Owner of Common Shares Held in Street Name
If your common shares are held in an account at a brokerage firm, bank, broker-dealer or similar organization, then you are the beneficial owner of common shares held in street name, and the notice regarding the availability of proxy materials should have been forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner of common shares held in street name, you have the right to direct that organization on how to vote the common shares held in your account.
If you are a beneficial owner of common shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain and produce at the Annual Meeting a valid proxy from the organization that holds your common shares along with valid identification. We will give you a ballot when you arrive.
If you do not wish to vote in person or you will not be attending the Annual Meeting, you have the right to direct your brokerage firm, bank, broker-dealer or similar organization on how to vote the common shares held in your account. Please refer to the voting instructions provided by such organization for directions as to how to vote the common shares that you beneficially own.
Revoking Your Proxy
You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. You may vote again on a later date by following the same procedures by which you submitted your original vote, or by attending the Annual
Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked. Your latest vote or proxy, however submitted, will be counted. If you wish to change your vote or revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.
Effect of Not Voting
Shareholder of Record
If you are a shareholder of record and you indicate when voting on the Internet that you wish to vote as recommended by our
Board or sign and return a proxy card without giving specific voting instructions, then the proxies will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxies may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. Withheld votes for election of directors and proxies marked as abstentions to a proposal will not be counted except for purposes of determining whether a quorum is present.

92 | RenaissanceRe 2026 Proxy Statement
Beneficial Owner of Common Shares Held in Street Name
If you are a beneficial owner of common shares held in street name and the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter at least 10 days before the Annual Meeting, the organization that holds your shares will inform our inspector of election that it does not have the authority to vote on this matter with respect to your shares. When our inspector of election tabulates the votes for any particular non-routine matter, broker non-votes (like abstentions) will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided by that organization.
Proxy Solicitation
Your proxy is being solicited by the Board. We have engaged the firm of MacKenzie Partners to act as the solicitation agent on behalf of the Board to assist in the solicitation of proxies for a fee of $17,500, plus the reimbursement of certain expenses, paid by us. The persons named in the proxy card have been designated as proxies by the Board and are officers of
RenaissanceRe.
Further solicitation may be made by our directors, officers and employees personally, by telephone, Internet or otherwise, but such persons will not be specifically compensated for such services. We may also solicit, through bankers, brokers, or other persons, proxies from beneficial holders of the common shares. Upon request, we will reimburse brokers, dealers, banks, or similar entities for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of common shares that such persons hold of record.
Notice and Access
Pursuant to rules adopted by the Commission and applicable Bermuda law, we are providing access to our proxy materials over the Internet, which will save costs and paper. On or about March 18, 2026, we mailed a notice regarding the availability of proxy materials, which contains basic information about the Annual Meeting and instructions on how to view all proxy materials on a website referred to in the notice or to request to receive a printed set of the proxy materials.
The notice regarding availability of proxy materials will also provide you with instructions on how to request that we send our future proxy materials to you electronically by e-mail or to request to receive printed copies of future proxy materials by mail.
Multiple Notices or Sets of Printed Proxy Materials
If you receive multiple notices or sets of printed proxy materials, it generally means that you hold common shares registered in more than one account. To ensure that all of your shares are voted, please vote in the manner described above with respect to each notice or in the proxy card accompanying the proxy materials.
Appraisal Rights
The Board has not proposed for consideration at the Annual Meeting any transaction for which the laws of Bermuda grant appraisal rights to shareholders.
Voting Results
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by our inspector of election and filed with the SEC on a Current Report on Form 8-K within four business days following the Annual Meeting.

RenaissanceRe 2026 Proxy Statement | 93
Additional Information
Other Action at the Annual Meeting
Our Annual Report to Shareholders for the year ended December 31, 2025, including financial statements for the year ended
December 31, 2025, and the auditor’s report thereon, has been made available to all shareholders. The financial statements and auditor’s report will be formally presented at the Annual Meeting, but no shareholder action is required thereon.
As of the date of this proxy statement, we have no knowledge of any business, other than that which we have described herein, that will be presented for consideration at the Annual Meeting. In the event any other business is properly presented at the Annual Meeting, it is intended that the persons named in the accompanying proxy will have authority to vote such proxy in accordance with their judgment on such business. In addition, such persons may vote such proxy to adjourn the Annual
Meeting if necessary. Our Board also has the authority to postpone the Annual Meeting in such circumstances. In the event it is advisable to adjourn, postpone or change location of the Annual Meeting, we will announce our decision as promptly as practicable.
Shareholder Proposals for 2027 Annual General
Meeting of Shareholders
In accordance with SEC Rule 14a-8, shareholder proposals intended for inclusion in our 2027 proxy statement and to be presented at the 2027 Annual General Meeting of Shareholders must be received in writing by us no later than November 18,
2026 and must comply with the requirements of the Commission and our Bye-laws. Such proposals should be directed to the attention of the Corporate Secretary, RenaissanceRe Holdings Ltd., P.O. Box HM 2527, Hamilton, HM GX, Bermuda.
Shareholders who intend to nominate persons for election as directors at our annual general meetings of shareholders must comply with the advance notice procedures and other provisions set forth in our Bye-laws in order for such nominations to be properly brought before that annual general meeting of shareholders. These provisions require, among other things, that written notice from no fewer than 20 shareholders holding in the aggregate not less than 10% of the outstanding paid-up share capital of RenaissanceRe be received by the Corporate Secretary of RenaissanceRe not less than 60 days prior to the annual general meeting of shareholders.
If a shareholder intends to present a proposal at the 2027 Annual General Meeting of Shareholders without any discussion of the proposal in our proxy statement, and the shareholder does not notify us of such proposal on or before February 1, 2027 as required by SEC Rule 14a-4(c)(1), then proxies received by us for the 2027 Annual General Meeting of Shareholders will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of any such proposal is to be sent to the above address. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than RenaissanceRe nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 6, 2027.
Householding of Annual Meeting Materials
The SEC has enacted a rule that allows multiple investors residing at the same address the convenience of receiving a single copy of annual reports, proxy statements, prospectuses and other disclosure documents if they consent to do so. This is known as “householding.” We will allow householding only upon certain conditions. Some of those conditions are:
•You agree to, or do not object to, the householding of your materials; and
•You have the same last name and exact address as another investor(s).
If these conditions are met, and SEC regulations allow, your household will receive a single copy of annual reports, proxy statements, prospectuses and other disclosure documents.

94 | RenaissanceRe 2026 Proxy Statement
You may revoke a prior householding consent at any time by contacting Broadridge, either by calling toll-free at
1-866-540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We
will remove you from the householding program within 30 days of receipt of your response, following which you will receive an individual copy of our disclosure document. Shareholders sharing an address and wishing to receive a single set of reports may do so by contacting their banks or brokers, if they are beneficial holders, or by contacting Broadridge at the address set forth above if they are record holders.
Website
We maintain a website at www.renre.com. The information on this website, including but not limited to the information on the webpage titled “Sustainability,” is not incorporated by reference in this proxy statement.
Cautionary Statement Regarding
Forward-Looking Statements
Any forward-looking statements made in this Proxy Statement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995. These statements are subject to numerous factors that could cause actual results to differ materially from those addressed by the forward-looking statements, including the following: our exposure to natural and non-natural catastrophic events and circumstances and the variance they may cause in our financial results; the effect of climate change on our business, including the trend towards increasingly frequent and severe climate events; the effectiveness of our claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of our investment portfolio and financial market volatility; the effects of inflation; our exposure to ceding companies and delegated authority counterparties and the risks they underwrite; our ability to maintain our financial strength ratings; our reliance on a small number of brokers; the highly competitive nature of our industry; the historically cyclical nature of the (re)insurance industries;
collection on claimed retrocessional coverage and new retrocessional reinsurance being available; our ability to attract and retain key executives and employees; our ability to successfully implement our business, strategies and initiatives; our exposure to credit loss from counterparties; our need to make many estimates and judgments in the preparation of our financial statements; our exposure to risks associated with our management of capital on behalf of investors; changes to the accounting rules and regulatory systems applicable to our business, including changes in Bermuda and U.S. laws or regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts globally; other political, regulatory or industry initiatives adversely impacting us; the impact of cybersecurity risks, including technology breaches or failure; our ability to comply with covenants in our debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates; the effects of new or possible future tax actions or reform legislation and regulations in the jurisdictions in which we operate; our ability to determine any impairments taken on our investments; our ability to raise capital on acceptable terms; our ability to comply with applicable sanctions and foreign corrupt practices laws;
our dependence on capital distributions from our operating subsidiaries; and other factors affecting future results disclosed in
RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

RenaissanceRe 2026 Proxy Statement | A-1
Appendix A: Reconciliation of
Non-GAAP Financial Measures
We have included certain non-GAAP financial measures within the meaning of Regulation G in this proxy statement. We have provided certain of these financial measures in previous investor communications and our management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between periods and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing our overall financial performance.
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common
Shareholders and Operating Return on Average Common Equity
We use “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of our operations and believe it to be a useful measure of our corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss)
available (attributable) to RenaissanceRe common shareholders,” which we believe is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments -
catastrophe bonds, (2) net foreign exchange gains and losses, (3) expenses or revenues associated with acquisitions, dispositions and impairments, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax benefit recorded prior to the January 1, 2025 effective date of the Bermuda corporate income tax and the Bermuda deferred tax benefit resulting from Bermuda law changes enacted in 2025, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to our redeemable noncontrolling interests. We also use
“operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income
(loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity.”
Our management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,”
“operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and
“operating return on average common equity” are useful to management and investors because they provide for better comparability and more accurately measure our results of operations and remove variability. Additionally, management believes that these measures provide a view of our underlying business that allows for better comparisons of our performance over time by focusing on our core business operations.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available
(attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available
(attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity to “operating return on average common equity.”

A-2 | RenaissanceRe 2026 Proxy Statement

	Year Ended December 31,

(in thousands of U.S. dollars, except per share amounts and percentages)	2025	2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$2,646,959	$1,834,985
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(1,192,246)	90,193
Net foreign exchange losses (gains)	13,504	76,076
Expenses (revenues) associated with acquisitions, dispositions and impairments	5,418	70,943
Acquisition related purchase accounting adjustments(1)	177,406	242,938
Bermuda net deferred tax asset(2)	(41,841)	(8,339)
Income tax expense (benefit)(3)	177,594	13,290
Net income (loss) attributable to redeemable noncontrolling interests(4)	72,897	(85,660)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$1,859,691	$2,234,426

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$56.03	$35.21
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(25.65)	1.76
Net foreign exchange losses (gains)	0.29	1.48
Expenses (revenues) associated with acquisitions, dispositions and impairments	0.12	1.38
Acquisition related purchase accounting adjustments(1)	3.82	4.73
Bermuda net deferred tax asset(2)	(0.90)	(0.16)
Income tax expense (benefit)(3)	3.82	0.26
Net income (loss) attributable to redeemable noncontrolling interests(4)	1.57	(1.67)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$39.10	$42.99

Return on average common equity	25.9%	19.3%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(11.7)%	0.9%
Net foreign exchange losses (gains)	0.1%	0.8%
Expenses (revenues) associated with acquisitions, dispositions and impairments	0.2%	0.8%
Acquisition related purchase accounting adjustments(1)	1.7%	2.6%
Bermuda net deferred tax asset(2)	(0.4)%	(0.1)%
Income tax expense (benefit)(3)	1.7%	0.1%
Net income (loss) attributable to redeemable noncontrolling interests(4)	0.7%	(0.9)%
Operating return on average common equity	18.2%	23.5%
(1)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization
(accretion) of value of business acquired (“VOBA”) and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the year ended December 31, 2025 for the acquisitions of Validus $166.6 million (2024 - $227.9 million); and TMR and Platinum $10.8 million (2024 - $15.0 million).
(2)Represents the net deferred tax benefit related to the 15% Bermuda corporate income tax recorded prior to the January 1, 2025 effective date and the deferred tax benefit related to Bermuda law changes enacted in 2025.

RenaissanceRe 2026 Proxy Statement | A-3
(3)Represents the income tax expense or benefit associated with the adjustments to net income (loss) available (attributable) to
RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory income tax rates of applicable jurisdictions, adjusted for relevant factors and other applicable income taxes.
(4)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.
Tangible Book Value Per Common Share and Tangible Book Value Per Common
Share Plus Accumulated Dividends
We have included in this Proxy Statement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments, plus accumulated dividends.
Our management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns by excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments to provide for better comparability and a more accurate measure of our underlying operations. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	December 31, 2025	December 31, 2024
Book value per common share	$247.00	$195.77
Adjustment for:
Acquisition related goodwill and other intangible assets(1)	(14.40)	(14.03)
Other goodwill and intangible assets(2)	(0.21)	(0.18)
Acquisition related purchase accounting adjustments(3)	(2.29)	(4.38)
Tangible book value per common share	230.10	177.18
Adjustment for accumulated dividends	29.68	28.08
Tangible book value per common share plus accumulated dividends	$259.78	$205.26

Change in book value per common share	26.2%	18.5%
Change in book value per common share plus change in accumulated dividends	27.0%	19.4%
Change in tangible book value per common share plus change in accumulated dividends	30.8%	26.0%
(1)Represents the acquired goodwill and other intangible assets at December 31, 2025 of $633.1 million (2024 - $704.1 million) for the acquisitions of Validus $408.0 million (2024 - $476.3 million), TMR $25.0 million (2024 - $26.0 million) and Platinum $200.1 million (2024 -
$201.8 million).
(2)At December 31, 2025, the adjustment for other goodwill and intangible assets included $8.9 million (2024 - $8.9 million) of goodwill and other intangibles included in investments in other ventures, under equity method.
(3)Represents the purchase accounting adjustments related to the unamortized VOBA and acquisition costs, and the fair value adjustments to reserves at December 31, 2025 for the acquisitions of Validus $57.7 million (2024 - $168.6 million), TMR $43.6 million (2024 - $51.6 million) and Platinum $(0.5) million (2024 - $(0.6) million).

RenaissanceRe 2026 Proxy Statement | B-1
Appendix B: RenaissanceRe
Holdings Ltd. 2026 Long-Term
Incentive Plan
RenaissanceRe Holdings Ltd.
2026 Long-Term Incentive Plan
Adopted by the Board of Directors: February 11, 2026
Approved by the Shareholders: May 5, 2026
Termination Date: May 5, 2036
1.Purpose.
The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for shareholders of the Company by closely aligning the interests of such individuals with those of such shareholders.  The Plan authorizes the award of Stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of shareholder value.  In consideration for the Participant’s continuous service to the
Company, any shares of Stock that are issued under the Plan shall be issued fully paid.
This Plan replaces the First Amended and Restated 2016 Long-Term Incentive Plan (the “Prior Plan”). If this Plan is not approved by the Company’s shareholders at the Company’s 2026 Annual General Meeting of Shareholders, then this Plan shall be null and void in its entirety and the Prior Plan shall remain in effect. Any awards granted under the Prior Plan shall continue to be governed by (and remain subject to) the provisions of the Prior Plan.
2.Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.
(b)“Award” means any Option, award of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance
Award, or other Stock-based award granted under the Plan.
(c)“Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement,
a Performance Award Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.
(d)“Board” means the Board of Directors of the Company.
(e)“Cause” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere to, conviction of or indictment for, any crime
(whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the
Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of the Company or its
Affiliates, (3) any material violation of the policies of the Company or any of its Affiliates and which is applicable to the
Participant, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or any of its Affiliates and which is applicable to the Participant; (4) the Participant’s act(s) of gross negligence or willful misconduct in the course of his or her employment or service with the Service Recipient; (5) misappropriation by the Participant of any assets or business opportunities of the Company or its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant’s direction, or with the Participant’s prior actual knowledge; or (7) willful neglect in the performance of the Participant’s duties

B-2 | RenaissanceRe 2026 Proxy Statement
for the Service Recipient or willful or repeated failure or refusal to perform such duties.  If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay or return to the Company all amounts and benefits received by him or her in respect of any Award following such Termination that would have been forfeited or reacquired under the
Plan had such Termination been by the Service Recipient for Cause.  In the event that there is an Award Agreement or
Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.
(f)“Change in Control” means:
i.a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the U.S. Securities and
Exchange Commission or similar non U.S. regulatory agency or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one
“person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its
Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);
ii.the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;
iii.the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s shareholders (whether for such transaction, the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the
Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company
Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to such Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company or any of their Affiliates (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no
Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of such Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in clauses (i), (ii), and (iii) above shall be a “Non-Control Transaction”); or

RenaissanceRe 2026 Proxy Statement | B-3
iv.the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the
Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the
Company’s Affiliates.
Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of
Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting
Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a
Change in Control shall then be deemed to occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under
Section 409A(a)(2)(A)(v) of the Code.
(g)“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
(h)“Committee” means the Board or such other committee consisting of two or more individuals appointed by the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the New York Stock Exchange or, if the Stock is not listed on the
New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which the Stock is then traded.
(i)“Company” means RenaissanceRe Holdings Ltd., a Bermuda company, and its successors by operation of law.
(j)“Corporate Event” has the meaning set forth in Section 10(b) hereof.
(k)“Data” has the meaning set forth in Section 20(f) hereof.
(l)“Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code.  In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.
(m)“Effective Date” means May 5, 2026, which is the date on which the Plan was approved by the Company’s shareholders.
(n)“Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates; (3) each other natural Person who provides substantial services to the
Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, shareholder or partner) and who is designated as eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates;
provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that
(i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(n) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the
Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an
Incentive Stock Option, the term “Affiliate” as used in this Section 2(n) shall include only those entities that qualify as a
“subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code.  An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.
(o)“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

B-4 | RenaissanceRe 2026 Proxy Statement
(p)“Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Section 8(b) hereof.
(q)“Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination; provided, however, that the Company may in its discretion use the closing transaction price of a share of Stock on the day preceding the date as of which such value is being determined to the extent the Company determines such method is more practical for administrative purposes, such as for purposes of tax withholding.  If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.
(r)“GAAP” has the meaning set forth in Section 7(f)(3) hereof.
(s)“Good Reason” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Good Reason, without the Participant’s consent, (i) a material diminution in the Participant’s employment duties, responsibilities, or authority; (ii) a material reduction in the Participant’s base salary; or (iii) a relocation of the Participant’s principal place of employment to a location more than thirty-five (35) miles farther from his or her principal residence than the location at which the Participant was employed immediately preceding such change. In no event will a Participant have the right to terminate his or her employment for Good Reason unless (x) such Participant provides written notice to the Company within ninety (90) days after the initial occurrence of the event or condition that gives such Participant the right to terminate his or her employment for Good Reason and (y) the Company has not cured such Participant’s right to terminate his or her employment for Good Reason within thirty (30) days of the receipt of such written notice by the Company. In the event that there is an Award Agreement or Participant Agreement defining Good
Reason, “Good Reason” shall have the meaning provided in such agreement, and a Termination by the Participant for
Good Reason hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such
Award Agreement or Participant Agreement are complied with.
(t)“Incentive Stock Option” means an Option that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.
(u)“Nonqualified Stock Option” means an Option not an Incentive Stock Option.
(v)“Option” means a conditional right, granted to a Participant under Section 8 hereof, to purchase Stock at a specified price during a specified time period.
(w)“Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.
(x)“Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.
(y)“Participant Agreement” means an employment or other services agreement between a Participant and the Service
Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.
(z)“Performance Award” means an Award granted to a Participant under Section 9 hereof, which Award is subject to the achievement of Performance Objectives during a Performance Period.  A Performance Award shall be designated as a
Performance Share, a Performance Unit or a Performance Cash Award at the time of grant.
(aa)“Performance Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Performance Award.
(bb)“Performance Cash Award” means a Performance Award which is a cash award, the payment of which is subject to the achievement of Performance Objectives during a Performance Period.  A Performance Cash Award may also require the completion of a specified period of employment or service.
(cc)“Performance Objectives” means the performance objectives established pursuant to the Plan for Participants who have received Performance Awards.

RenaissanceRe 2026 Proxy Statement | B-5
(dd)“Performance Period” means the period of time designated by the Committee over which the achievement of one or more
Performance Objectives will be measured for the purpose of determining a Participant’s right to and the payment of an
Award.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.
(ee)“Performance Share” means a Performance Award denominated in shares of Stock which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.
(ff)“Performance Unit” means a Performance Award denominated as a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee and specified in the
Performance Award Agreement) which may be earned in whole or in part based upon the achievement of Performance
Objectives during a Performance Period.
(gg)“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.
(hh)“Plan” means this RenaissanceRe Holdings Ltd. 2026 Long-Term Incentive Plan, as amended from time to time.
(ii)“Restricted Stock” means Stock granted to a Participant under Section 5 hereof that is subject to certain restrictions and to a risk of forfeiture or reacquisition for no further consideration.
(jj)“Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.
(kk)“Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee and specified in the RSU Agreement) on a specified settlement date.
(ll)“RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.
(mm)“SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.
(nn)“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
(oo)“Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the
Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.
(pp)“Stock” means the full voting common shares, par value US$1.00 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 10 hereof.
(qq)“Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the
Stock over a specified period.  Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee and set forth in the SAR Agreement, or pursuant to Section 10(b) hereof, Stock Appreciation Rights shall be settled in Stock.
(rr)“Substitute Award” has the meaning set forth in Section 4(a) hereof.
(ss)“Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient;
provided, however, that, if so determined by the Committee at the time of a furlough, temporary layoff or similar event with respect to a Participant, such furlough, temporary layoff or similar event will not, except as otherwise required by Section
409A of the Code, be deemed to be a Termination hereunder until such time as the Committee determines that a
Termination has occurred.  Except as otherwise expressly provided for in an Award Agreement, references to employment or service shall include service as a non-employee director of the Company, consultant and advisor and a transition between status as an employee, officer, non-employee director of the Company, consultant or advisor shall not be
deemed a Termination provided that there is no break in continuous service.   Unless otherwise determined by the
Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another Affiliate entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.  For the avoidance of

B-6 | RenaissanceRe 2026 Proxy Statement
doubt, in the event that a Participant provides notice of his or her intention to resign at a future date, the Service Recipient may, in its sole and absolute discretion, accelerate such date of Termination without changing the characterization of such
Termination, and such Termination shall remain a resignation by the Participant.
3.Administration.
(a)Authority of the Committee.  Except as otherwise provided below, the Plan shall be administered by the Committee.  The
Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to
(1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein,
(6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.  Any action of the
Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its shareholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants.  Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason.  For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.
(b)Delegation.  To the extent permitted by applicable law, the Committee may delegate to one or more directors, officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the
Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate.  The Committee may appoint agents to assist it in administering the Plan.  Any actions taken by a director, an officer or employee delegated authority pursuant to this Section 3(b) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee.
Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any
Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee.
(c)Section 409A; Section 457A.  Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code; provided, however, that in no event whatsoever shall the
Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or
Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).  Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall (i) only be paid to the extent such Termination constitutes a “separation from service” under Section 409A of the
Code and (ii) shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i)
of the Code and, on the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to this clause, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such
Award.
4.Shares Available Under the Plan; Other Limitations.
(a)Number of Shares Available for Delivery.  Subject to adjustment as provided in Section 10 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal (i) 1,250,000 plus
(ii) any shares of Stock that are available for Awards under the Prior Plan as of the Effective Date.  The number of shares of Stock that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of shares of Stock which become subject to outstanding Awards, other than Substitute Awards.  Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the
Company on the open market or by private purchase.  Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, or other

RenaissanceRe 2026 Proxy Statement | B-7
applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such
Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.  Shares issued under the Plan will only be in whole shares. In the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares.
(b)Share Counting Rules.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an
Award.  Other than with respect to a Substitute Award, to the extent that an Award granted under this Plan or the Prior
Plan expires or is canceled, forfeited, reacquired, settled in cash, or otherwise terminated without delivery to the
Participant of the full number of shares of Stock to which such Award related, the undelivered shares of Stock will again
be available for grant.    Shares of Stock subject to an award granted under this Plan or the Prior Plan, other than an
Option or Stock Appreciation Right, shall again become available for issuance under this Plan if such shares are delivered to or withheld by the Company to pay the withholding taxes payable with respect to such award. Shares of Stock subject to an Option or Stock Appreciation Right granted under this Plan or the Prior Plan shall not again be available for issuance under this Plan if such shares are (i) shares that were not issued or delivered upon the net settlement or net exercise of such Option or Stock-settled Stock Appreciation Right (including, without limitation, any shares withheld to pay the exercise price or withholding taxes of an Option or Stock-settled Stock Appreciation Right), (ii) shares delivered to the
Company to pay the exercise price or the withholding taxes related to such outstanding Option or Stock Appreciation Right or (iii) shares repurchased by the Company on the open market with the proceeds of an Option exercise.
(c)Director Compensation Limits; Incentive Stock Options.
i.Limitation on Awards to Non-Employee Directors.  Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed
US$1,500,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous year); provided, however, that this limit shall not apply to compensation received by the director in his or her capacity as an executive officer or employee of the Company or an Affiliate.
ii.No more than 1,250,000 shares of Stock (subject to adjustment as provided in Section 10 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.
(d)Shares Available Under Acquired Plans.  To the extent permitted by NYSE Listed Company Manual Section 303A.08,
NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with
Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.
(e)Minimum Vesting Period.  No Award (other than any Performance Cash Award) may vest in full over a period that is less than one (1) year from the date of grant; provided, however, that the foregoing minimum vesting period shall not apply:
(i) to Awards granted in payment of or exchange for an equivalent amount of salary, bonus or other earned cash compensation (including Performance Shares); (ii) to a Substitute Award that does not reduce the vesting period of the award being replaced or assumed; (iii) to Awards to non-employee directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting; or (iv) to Awards involving an aggregate number of shares of Stock not in excess of five percent (5%) of the aggregate number of shares of Stock that may be delivered in connection with Awards

B-8 | RenaissanceRe 2026 Proxy Statement
(as set forth in Section 4 hereof); provided, further, that the foregoing restriction does not apply to the Committee’s discretion under Section 3(a) to provide for accelerated exercisability or vesting of any Award, including upon a Corporate
Event, subject to Section 10(d), or in the event of a Participant’s Termination.
5.Restricted Stock.
(a)General.  Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the
Committee shall deem appropriate.  The provisions of separate Awards of Restricted Stock shall be set forth in separate
Restricted Stock Agreements, which agreements need not be identical.  Subject to the restrictions set forth in Section 5(b)
hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted
Stock.  Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate; provided, however, that, notwithstanding anything to the contrary in a Restricted Stock Agreement, any dividend or other distribution paid with respect to shares subject to a Restricted Stock Award that are subject to performance-based vesting conditions shall be deposited with the Company and shall be subject to the same performance-based vesting conditions as the shares of Stock with respect to which such dividend or distribution was made.  Except as otherwise determined by the
Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.
(b)Vesting and Restrictions on Transfer.  Subject to Section 4(e), Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that notwithstanding any such vesting dates, the
Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason.  Unless otherwise set forth in the Restricted Stock Agreement or specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the
Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.  To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.  In addition to any other restrictions set forth in a
Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted
Stock Agreement.
(c)Termination of Employment or Service.  All of the terms relating to the satisfaction of the vesting terms relating to a
Restricted Stock Award, or any forfeiture and cancellation of such Award, (i) upon such Participant’s Termination, whether by reason of Disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Restricted Stock Agreement.
6.Restricted Stock Units.
(a)General.  Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate.  The provisions of separate Restricted Stock Units shall be set forth in separate
RSU Agreements, which agreements need not be identical.
(b)Vesting.  Subject to Section 4(e), Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an
RSU Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason.  Unless otherwise set forth in an RSU
Agreement or specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the
Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s
Termination for any reason.  To the extent permitted by applicable law and unless otherwise determined by the
Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.
(c)Settlement.  Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee and set forth in the RSU Agreement, on the date or dates determined by the Committee and set forth in an RSU Agreement.

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Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to settlement; provided, however, that, notwithstanding anything to the contrary in an RSU Agreement, any dividend or other distribution paid with respect to shares subject to a
Restricted Stock Unit Award that are subject to performance-based vesting conditions shall be deposited with the
Company and shall be subject to the same performance-based vesting conditions as the Restricted Stock Units to which relate.
(d)Termination of Employment or Service.  All of the terms relating to the satisfaction of the vesting terms relating to a
Restricted Stock Unit Award, or any forfeiture and cancellation of such Award, (i) upon such Participant’s Termination, whether by reason of Disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable RSU Agreement.
7.Performance Awards.
(a)General.  Performance Awards may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate.  The provisions of separate Performance Awards, including the determination of the Committee with respect to the form of payout of Performance Awards, shall be set forth in separate Performance
Award Agreements, which agreements need not be identical. Unless otherwise set forth in an Award Agreement evidencing a Participant’s Performance Award, (i) cash dividends, bonus issue and stock dividends, if any, with respect to the Performance Shares shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the Performance Shares to which such dividends relate; provided, however, that, notwithstanding anything to the contrary in a Performance Award Agreement, any dividend or other distribution paid with respect to shares subject to a Performance Award that are subject to performance-based vesting conditions shall be deposited with the
Company and shall be subject to the same performance-based vesting conditions as the shares of Stock with respect to which such dividend or distribution was made and (ii) a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Performance Units that are not earned and vested.  Except as otherwise determined by the
Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.
(b)Value of Performance Awards.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of the Stock on the date of grant.  Each Performance Award Agreement in respect of any Performance Cash Award shall specify the dollar amount payable under the Performance Cash Award.  In addition to any other non-performance terms included in the
Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion, which objectives, depending on the extent to which they are met, will determine the value and number of Performance Units or
Performance Shares, or the value of a Performance Cash Award, as the case may be, that will be paid out to the
Participant.
(c)Earning of Performance Awards.  Upon the expiration of the applicable Performance Period or other non-performance-
based vesting period, if longer, the holder of a Performance Award shall be entitled to receive the following payouts:  (1) if the holder holds Performance Units or Performance Shares, payout on the value and number of the applicable
Performance Units or Performance Shares earned by the Participant over the Performance Period, or (2) if the holder holds a Performance Cash Award, payout on the value of the Performance Cash Award earned by the Participant over the
Performance Period, in any case, to be determined as a function of the extent to which the corresponding Performance
Objectives have been achieved and any other non-performance-based terms met.  The Committee may specify a target, threshold or maximum amount payable and may set a formula for determining the amount of Performance Awards earned if performance is at or above the threshold level but falls short of the maximum achievement of the specified Performance
Objectives.
(d)Form and Timing of Payment of Performance Awards.  Payment of earned Performance Awards shall be as determined by the Committee and as evidenced in the Performance Award Agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, Stock, or other
Awards (or in any combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the
Performance Period.  Unless otherwise determined by the Committee, earned Performance Cash Awards shall be paid in cash.  Any cash, Stock, or other Awards issued in connection with a Performance Award may be issued subject to any restrictions deemed appropriate by the Committee.

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(e)Termination of Employment or Service.  All of the terms relating to the satisfaction of the vesting terms relating to a
Performance Award, or any forfeiture and cancellation of such Award, (i) upon such Participant’s Termination, whether by reason of Disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Performance Award Agreement.
(f)Performance Objectives.
i.Each Performance Award shall specify the Performance Objectives that must be achieved before such
Performance Award shall become earned.  The Company may also specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.
ii.With respect to Performance Awards, Performance Objectives may be based on specified levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the Committee):
(i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items, book value per share (which may exclude nonrecurring items), tangible book value or growth in tangible book value per share; (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted);
(iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return;
(vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover;
(xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) stock price or total shareholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions; (xxi) billings, billings growth, or rate of billings growth; (xxii) underwriting income or profit;
(xxiii) loss ratio or combined ratio; and/or (xxiv) other measures of performance selected by the Committee.
Performance Objectives may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business or business segments, subsidiaries, products, or other operational units or administrative departments of the Company (or in combination thereof) or may be related to the performance of an individual Participant and may be expressed in absolute terms, or relative or comparative to (A) current internal targets or budgets, (B) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (C) the performance of one or more similarly situated companies, (D) the performance of an index covering multiple companies, or (E) other external measures of the selected performance criteria.
iii.The business criteria mentioned above (i) may be combined with cost of capital, assets, invested capital and shareholders’ equity to form an appropriate measure of performance and (ii) shall have any definitions that the
Committee may specify.  Unless specified otherwise by the Committee (i) in the Performance Award Agreement
at the time the Performance Award is granted or (ii) in such other document setting forth the Performance
Objectives at the time the Performance Objectives are established, the Committee, in its sole discretion, will appropriately make adjustments in the method of calculating the attainment of Performance Objectives for a
Performance Period to provide for adjustments, modifications or amendments, as determined in accordance with
Generally Accepted Accounting Principles (“GAAP”), to any of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (A)  determined to be extraordinary, unusual or non-
recurring in nature; (B) related to changes in accounting principles under GAAP or tax laws; (C) related to

RenaissanceRe 2026 Proxy Statement | B-11
currency fluctuations; (D) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (E) related to restructuring, divestitures, productivity initiatives or new business initiatives;
(F) related to discontinued operations that do not qualify as a segment of business under GAAP; (G) attributable to the business operations of any entity acquired by the Company during the fiscal year; (H) non-operating items;
and (I) acquisition or divestiture expenses.
8.Options and Stock Appreciation Rights.
(a)General.  Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive
Stock Options may be granted hereunder following the tenth (10th) anniversary of the date on which the Board approved the Plan.  Options and Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate.  The provisions of separate Options and Stock Appreciation
Rights shall be set forth in separate Option Agreements and SAR Agreements, as applicable, which agreements need not be identical.  No dividends or dividend equivalents shall be paid on Options or Stock Appreciation Rights.
(b)Term.  The term of each Option and Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Option or Stock Appreciation Right granted hereunder shall be exercisable after, and each Option and
Stock Appreciation Right shall expire, ten (10) years from the date it was granted, subject to Section 8(h) hereof in the case of certain Incentive Stock Option grants.
(c)Exercise Price and Base Price.  The exercise price per share of Stock for each Option and the base price per share of
Stock for each Stock Appreciation Right, shall be set by the Committee at the time of grant and shall not be less than the
Fair Market Value on the date of grant, subject to Section 8(h) hereof in the case of certain Incentive Stock Option grants.
Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Award that is a Substitute Award, the exercise price per share of Stock for such Option or the base price per share of Stock for such Stock Appreciation Right, may be less than the Fair Market Value on the date of grant; provided, that such exercise price or base price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the
Code.
(d)Payment for Stock.  Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods:  (1) by electronic funds transfer in immediately available funds in U.S. dollars, or by certified or bank cashier’s check; (2) by delivery of shares of Stock having a value equal to the exercise price; (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s tax withholding obligations; or (4) by any other means approved by the Committee
(including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option and the related tax withholding obligations).  Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.
(e)Payment upon Exercise.  Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as determined by the Committee and specified in the SAR Agreement, in each case, having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date.  For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date.
(f)Vesting.  Subject to Section 4(e), Options and Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement or SAR Agreement, as applicable.  Unless otherwise set forth in an Option Agreement or SAR Agreement, as applicable, or as specifically determined by the Committee, the vesting of an Option or Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.  To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during

B-12 | RenaissanceRe 2026 Proxy Statement
the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.  If an Option or Stock Appreciation
Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option or Stock Appreciation Right expires, is canceled or otherwise terminates.
(g)Termination of Employment or Service.  All of the terms relating to the exercise, cancellation or other disposition of a
Participant’s Option or Stock Appreciation Right (i) upon such Participant’s Termination prior to the applicable Expiration
Date, whether by reason of Disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable Option Agreement or SAR Agreement.
(h)Special Provisions Applicable to Incentive Stock Options.
i.No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent
(10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%)
of the Fair Market Value (or such higher limit established by the Code) on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.
ii.To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which
Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds US$100,000 (or such higher limit established by the Code), such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.
9.Other Stock-Based Awards.
The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan.  Subject to Section 4(e), the Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.  The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.
10.Adjustment for Recapitalization, Merger, etc.
(a)Capitalization Adjustments.  In the event of any equity restructuring (within the meaning of Financial Accounting Standards
Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or any successor or replacement accounting standard) that causes the per share value of shares of Stock to change, such as a share dividend, share split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding Option and Stock Appreciation Right (including the number and class of securities subject to each outstanding Option or Stock Appreciation Right and the exercise price or base price per share), the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award
(including the number and class of securities subject thereto), and the terms of each outstanding Performance Award
(including the number and class of securities subject thereto) shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Options and Stock Appreciation Rights without an increase in the aggregate exercise price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the
Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.
(b)Corporate Events.  Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement,
Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the
Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may provide for any one or more of the following:

RenaissanceRe 2026 Proxy Statement | B-13
i.The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the
Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent that such Awards are Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria, such Performance Objectives or similar performance criteria shall be adjusted appropriately to reflect the Corporate Event or, if determined by the Committee, deemed to be satisfied at the target or any other level, including any level as specified in the Award Agreement;
ii.The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate
Event, subject to the consummation of such Corporate Event; provided that any Performance Awards or other
Awards that vest subject to the achievement of Performance Objectives or similar performance criteria will be deemed earned at target or any other level determined by the Committee, including any level as specified in the
Award Agreement;
iii.The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event
(whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the
Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any
Performance Cash Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock
Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars (US$0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;
iv.The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation
Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and
(B) effectuated by such means as are approved by the Committee; and
v.The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the
Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.
Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities
(or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the
Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price).  In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee.  The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants.  The Committee may take different actions with respect to the vested and unvested portions of an Award.
(c)Fractional Shares.  Any adjustment provided under this Section 10 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.

B-14 | RenaissanceRe 2026 Proxy Statement
(d)Double-Trigger Vesting.  Notwithstanding any other provisions of the Plan and except as expressly provided for in an
Award Agreement or Participant Agreement to the contrary, with respect to any Award that is assumed or substituted in connection with a Change in Control, the vesting, payment, purchase or distribution of such Award shall accelerate in the event the Participant experiences an involuntary Termination as a result of the Change in Control.  For purposes of this
Section 10(d), a Participant will be deemed to experience an involuntary Termination as a result of a Change in Control if the Participant experiences a Termination by the Service Recipient other than for Cause or by the Participant for Good
Reason, or otherwise experiences a Termination under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law or, in the case of a non-employee director of the Company, if the non-
employee director’s service on the Board terminates in connection with or as a result of a Change in Control, in each case, at any time beginning on the date of the Change in Control up to and including the second (2nd) anniversary of the
Change in Control.
11.Use of Proceeds.
The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.
12.Rights and Privileges as a Shareholder.
Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that
Person.
13.Transferability of Awards and Beneficiary Designations
(a)Non-Transferability.  No Award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Award
Agreement relating to such Award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Award Agreement relating to an Award, each Award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person.
Except as permitted by the second preceding sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Award, such Award and all rights thereunder shall immediately become null and void.
(b)Designation of Beneficiary. To the extent permitted by the Company, a Participant may file with the Company a written designation of one or more persons as such Participant’s beneficiary or beneficiaries (both primary and contingent) in the event of the Participant’s death or incapacity. To the extent an outstanding Option or Stock Appreciation Right granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Option or Stock Appreciation
Right pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the Participant’s lifetime on a form prescribed by the Company. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a Participant fails to designate a beneficiary, or if all designated beneficiaries of a Participant predecease the Participant, then each outstanding award held by such Participant, to the extent vested or exercisable, shall be payable to or may be exercised by such Participant’s executor, administrator, legal representative or similar person.
14.Employment or Service Rights.
No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an
Award, to be selected for the grant of any other Award.  Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.
15.Compliance with Laws.
The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.
Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or

RenaissanceRe 2026 Proxy Statement | B-15
with a similar non U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The
Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards.  If the shares of
Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the
Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.
16.Withholding Obligations.
As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under
Section 83(b) of the Code), subject to applicable laws, the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, an amount up to the minimum amount (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect) of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election).  The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable; provided, however, that the aggregate Fair Market Value of the number of shares of Stock that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount or other applicable withholding rates in the applicable Participant’s jurisdiction with respect to such Award (unless the
Committee determines, in its discretion, that a greater number of shares of Stock may be used to satisfy tax withholding requirements without resulting in adverse accounting treatment under Financial Accounting Standards Board Accounting
Standards Codification Topic 718 (or any successor pronouncement thereto)).
17.Amendment of the Plan or Awards.
(a)Amendment of Plan.  The Board or the Committee may amend the Plan at any time and from time to time.
(b)Amendment of Awards.  The Board or the Committee may amend the terms of any one or more Awards or any Award
Agreement at any time and from time to time.
(c)Shareholder Approval; No Material Impairment.  Notwithstanding anything herein to the contrary, no amendment to the
Plan or any Award or Award Agreement shall be effective without shareholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed.  Additionally, no amendment to the Plan or any Award or Award Agreement shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment to the Plan or an Award for such purpose).  Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards or Award Agreements from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.
(d)No Repricing of Options or Stock Appreciation Rights Without Shareholder Approval.  Notwithstanding subsection (a)
or (b) above, or any other provision of the Plan, the repricing of Options and Stock Appreciation Rights shall not be permitted without shareholder approval.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Option or Stock Appreciation Right to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in
Section 10(a) hereof), (2) any other action that is treated as a repricing under GAAP, and (3) repurchasing for cash or canceling an Option or Stock Appreciation Right in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 10(b) hereof.

B-16 | RenaissanceRe 2026 Proxy Statement
18.Termination or Suspension of the Plan.
The Board or the Committee may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the shareholders of the Company approve this Plan.  No
Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, reacquired, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.
19.Effective Date of the Plan.
The Plan is effective as of the Effective Date.
20.Miscellaneous.
(a)Certificates.  Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the
Company shall determine.  If certificates representing Stock are issued in the name of the Participant, the Company may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a duly executed but undated share transfer form to the Company relating to the Stock.  Notwithstanding the foregoing, the Company may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.
(b)Other Benefits.  No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
(c)Corporate Action Constituting Grant of Awards.  Corporate action constituting a grant by the Company of an Award to any
Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the
Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.
(d)Clawback/Recoupment Policy.  Notwithstanding anything contained herein to the contrary, all Awards granted under the
Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time.  No such policy adoption or amendment shall in any event require the prior consent of any Participant.
No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates.  In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.
(e)Protected Rights. Nothing contained in this Plan is intended to limit the Participant’s ability to (i) report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal
Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health
Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”), (ii) communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company or (iii) under applicable United States federal law to (A) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (B) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.
(f)Non-Exempt Employees.  If an Option is granted to an employee of the Company or any of its Affiliates in the United
States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option
(although the Option may vest prior to such date).  Consistent with the provisions of the Worker Economic Opportunity
Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with

RenaissanceRe 2026 Proxy Statement | B-17
the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant.  The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.  To the extent permitted and/or required for compliance with the Worker
Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 20(f) will apply to all Awards.
(g)Data Privacy.  The Company will use Participant Personal Information in order to implement, administer and manage the
Plan. This Personal Information may include, but is not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”).  Personal
Information may be shared by the Company with its Affiliates and third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan.
The Company will take reasonable and proportionate steps to comply with applicable data privacy laws and regulations.
Further details on how the Company uses Personal Information are set out in the RenaissanceRe Employee Privacy
Notice held on the RenaissanceRe Core Governance Documents Library.
(h)Participants Outside of the United States or Bermuda.  The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the
United States or Bermuda, or is otherwise subject to applicable securities laws in a jurisdiction outside of the United
States or Bermuda, in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non–
U.S. or Bermuda tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States or Bermuda.  An Award may be modified under this
Section 20(h) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the
Participant whose Award is modified.  Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non–U.S. or Bermuda nationals or are primarily employed or providing services outside the United States or Bermuda.
(i)Country Appendix. Notwithstanding any provision of this Plan to the contrary, any relevant Award shall be subject to the applicable terms and provisions as set forth in the relevant country appendix appended to this Plan and incorporated herein, if any, for the country of residence (and country of employment and any other country where the Participant is otherwise subject to applicable securities laws of that country, if different) of the Participant.
(j)No Liability of Committee Members.  To the maximum extent permitted by applicable law and the Company’s memorandum of association and bye-laws, neither any member of the Committee nor any of the Committee’s permitted and duly authorized delegates shall be liable personally by reason of any contract or other instrument executed by such member or delegate or on his or her behalf in his or her capacity as a member of the Committee or duly authorized delegate thereof or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses
(including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud, dishonesty or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s memorandum of association or bye-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

B-18 | RenaissanceRe 2026 Proxy Statement
(k)Payments Following Accidents or Illness.  If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(l)Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of Bermuda without reference to the principles of conflicts of laws thereof.
(m)Electronic Delivery.  Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.
(n)Funding.  No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.
(o)Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.
(p)Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

RenaissanceRe

RenaissanceRe Holdings Ltd.
Renaissance House
12 Crow Lane
Pembroke HM 19
Bermuda
Tel: +1 441 295 4513
renre.com

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RenaissanceRe

RENAISSANCERE HOLDINGS LTD.
12 CROW LANE
PEMBROKE HM19, BERMUDA

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Monday, May 4, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, May 4, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85627-P45258

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RENAISSANCERE HOLDINGS LTD.

The Board of Directors recommends you vote FOR each of the following nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. James L. Gibbons	☐	☐	☐
1b. Shyam Gidumal	☐	☐	☐
1c. Stephen C. Hooley	☐	☐	☐
1d. Torsten Jeworrek	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. To approve, by a non-binding advisory vote, the compensation of the named executive officers of RenaissanceRe Holdings Ltd. as disclosed in the proxy statement.	☐	☐	☐
3. To approve the RenaissanceRe Holdings Ltd. 2026 Long-Term Incentive Plan.	☐	☐	☐
4. To approve the appointment of PricewaterhouseCoopers Ltd. as the independent registered public accounting firm of RenaissanceRe Holdings Ltd. for the 2026 fiscal year and to refer the determination of the auditor's remuneration to the Board of Directors.	☐	☐	☐

NOTE: PLEASE VOTE, DATE AND SIGN THE PROXY BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign your name or names exactly as it appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or corporate executor, please give your full title as such. For joint accounts, all co-owners should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

V85628-P45258

RENAISSANCERE HOLDINGS LTD.
This Proxy is solicited on behalf of the Board of Directors of RenaissanceRe Holdings Ltd. in connection with its Annual General Meeting of Shareholders to be held on May 5, 2026

The undersigned shareholder of RenaissanceRe Holdings Ltd. (the "Company") hereby appoints Robert Qutub, James C. Fraser, Shannon L. Bender and Molly E. Gardner, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes them to represent and vote as designated in this Proxy, all of the common shares, $1.00 par value per share (the "Common Shares"), of the Company held of record by the undersigned shareholder on March 5, 2026 at the Annual General Meeting of Shareholders of the Company to be held on May 5, 2026, and at any adjournment or postponement thereof (the "Annual General Meeting"), with all powers which the undersigned would possess if personally present, with respect to the matters listed on this Proxy. In their discretion, the proxies, and each of them, are authorized to vote such Common Shares upon such other business as may properly come before the Annual General Meeting.

THE SUBMISSION OF THIS PROXY, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES.

IF THIS PROXY IS EXECUTED AND RETURNED BUT NO INDICATION IS MADE AS TO WHAT ACTION IS TO BE TAKEN, IT WILL BE DEEMED TO CONSTITUTE A VOTE IN FAVOR OF EACH OF THE PROPOSALS SET FORTH ON THIS PROXY.

Continued and to be marked, dated and signed on the other side